    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 30, 2002


                           REGISTRATION NOS. 33-75926
                    INVESTMENT COMPANY ACT FILE NO. 811-8384


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         PRE-EFFECTIVE AMENDMENT NO. [ ]


                      POST-EFFECTIVE AMENDMENT NO. 25 [X]


                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                              AMENDMENT NO. 27 [X]


                        (CHECK APPROPRIATE BOX OR BOXES)

                                RBC FUNDS, INC.
                        (formerly, Centura Funds, Inc.)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES WITH ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 442-3688

                                  CURTIS BARNES
                               BISYS FUND SERVICES
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 WITH A COPY TO:
            JOSEPH R. FLEMING, ESQ.                 OLIVIA ADLER, ESQ.
                   DECHERT                              DECHERT
            TEN POST OFFICE SQUARE                TEN POST OFFICE SQUARE
          SOUTH BOSTON, MA 02109-4603           SOUTH BOSTON, MA 02109-4603

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:


      [X]   IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
      [ ]   75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)
      [ ]   ON [date] PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
      [ ]   60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)
      [ ]   ON [date] PURSUANT TO PARAGRAPH (b)


                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

       THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
                 ---- PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT

                                  RBC   Funds
RBC LARGE CAP EQUITY FUND

RBC MID CAP EQUITY FUND

RBC SMALL CAP EQUITY FUND

RBC GOVERNMENT INCOME FUND

RBC QUALITY INCOME FUND

RBC NORTH CAROLINA TAX-FREE BOND FUND

INVESTMENT ADVISER
GLENWOOD CAPITAL
MANAGEMENT, INC.
3201 Beechleaf Court, Suite 350
Raleigh, NC 27604

QUESTIONS?
Call 1-800-442-3688
or Your Investment Representative.

                                   PROSPECTUS

                                AUGUST 30, 2002



                              CLASS A AND CLASS B


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Fund Shares or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


                                                         RISK/RETURN SUMMARY AND FUND EXPENSES
----------------------------------------------------------------------------------------------------------------------
This prospectus describes the
following funds offered by the RBC
Funds (the "Funds"). Carefully review
this important section, which
summarizes each Fund's investments,
risks, past performance, and fees.

                                                         EQUITY FUNDS -- LARGE CAP EQUITY, MID CAP EQUITY FUND AND
                                                         SMALL CAP EQUITY FUND

                                               [ICON]
                                                           3-8  Investment Objectives, Principal Investment
                                                                Strategies, Principal Risks and Performance
                                                                Information
                                                                - 3 Large Cap Equity Fund
                                                                - 5 Mid Cap Equity Fund
                                                                - 7 Small Cap Equity Fund
                                                             9  Fees and Expenses

                                                         BOND FUNDS -- GOVERNMENT INCOME FUND, QUALITY INCOME FUND AND
                                                         NORTH CAROLINA TAX-FREE BOND FUND

                                               [ICON]
                                                         10-15  Investment Objectives, Principal Investment
                                                                Strategies, Principal Risks and Performance
                                                                Information
                                                                - 10   Government Income Fund
                                                                - 12   Quality Income Fund
                                                                - 14   North Carolina Tax-Free Bond Fund
                                                            16  Fees and Expenses
                                                         ADDITIONAL INFORMATION

                                               [ICON]
                                                            17  Investing for Temporary Defensive Purposes
                                                            17  Other Risks
                                                            17  Overview of Risks of the Funds
                                                         RBC FUND MANAGEMENT

                                               [ICON]
Review this section for details                             18  Investment Adviser
on the people and organizations who                         18  Portfolio Managers
oversee the Funds. The Funds are                            19  Distributor and Administrator
managed by Glenwood Capital
Management, Inc. ("GCM"
or the "Adviser").
                                                         SHAREHOLDER INFORMATION

                                               [ICON]
Review this section for                                     20  Pricing of Fund Shares
details on how shares are                                   21  Purchasing and Adding to Your Shares
valued, how to purchase,                                    23  Selling Your Shares
sell and exchange shares,                                   25  General Policies on Selling Shares
related charges and payments                                27  Distribution Arrangements/Sales Charges
of dividends and distributions.                             28  Distribution and Service (12b-1) Fees
                                                            29  Exchanging Your Shares
                                                            30  Dividends, Distributions and Taxes
                                                         FINANCIAL HIGHLIGHTS

                                               [ICON]
                                                            31
                                                         BACK COVER

                                               [ICON]
                                                                Where To Learn More About the Funds

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS



   RBC LARGE CAP EQUITY FUND
   INVESTMENT OBJECTIVE. Long-term capital appreciation.


   PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of large U.S. companies each having $10 billion or more in market capitalization at the time of purchase by the Fund. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Adviser uses quantitative and qualitative analysis to select stocks for the Fund's portfolio that the Adviser believes offer attractive growth opportunities and are selling at reasonable prices. The Fund pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Adviser's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Adviser utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. A portion of the Fund's assets may be invested in securities of non-U.S. companies, generally through American Depository Receipts ("ADRs"). The Adviser will consider selling those securities which no longer meet the Fund's criteria for investing. The Fund may also engage to a limited extent in short sales "against the box" and certain other hedging transactions in an effort to offset anticipated negative market movements.


   MARKET CAPITALIZATION is a common measure of the size of a company. It is the market price of a share of the company's stock multiplied by the number of shares that are outstanding.

   SHORT SALES "AGAINST THE BOX". In a short sale, the buyer agrees to sell a security it does not own. The buyer then buys or borrows the security to complete the sale. The Fund may engage only in short sales "against the box." Thus, the Fund may sell a security short only if it already owns, or has the right to obtain at no additional cost, an equal amount of the security. In these transactions, the Fund seeks to hedge against the decline in the price of the security.

   A full discussion of all permissible investments can be found in the Funds' Statement of Additional Information ("SAI").

   PRINCIPAL RISKS

   Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

   MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any individual stock.

   SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

   FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability,
   (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, (7) delays in transaction settlement in some foreign markets.

   HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Adviser does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS



   PERFORMANCE INFORMATION

   The bar chart and table provide an indication of the risks of an investment in the Large Cap Equity Fund by showing its performance (before and after taxes) from year to year and as compared to a broad-based securities index. The Standard and Poor's 500 Composite Stock Price Index (the "S&P 500(R)") in the table below is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange ("NYSE"). The returns for Class B Shares may be lower than the Class A Shares' returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE*
            YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES**
        (BOTH THE CHART AND THE TABLE ASSUME REINVESTMENT OF DIVIDENDS AND
                                  DISTRIBUTIONS.)
   [PERFORMANCE CHART]

1992                                                                              9.98%
93                                                                               12.42
94                                                                               -2.88
95                                                                               31.38
96                                                                               20.02
97                                                                                27.8
98                                                                               15.46
99                                                                               24.58
00                                                                              -11.95
01                                                                              -16.65



    Best quarter:      Q4  1998     23.37%
    Worst quarter:     Q3  2001    -16.23%



For the period January 1, 2002 through June 30, 2002, the aggregate (non-annualized) total return of the Fund's Class A Shares was -14.26%.


   PERFORMANCE TABLE


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class A shares. After-tax returns for other classes will vary. After-tax returns are not available and are therefore not required to be presented for the periods prior to the time the Fund became a registered investment company.

   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2001)


                                            PAST     PAST 5   PAST 10
                                            YEAR     YEARS     YEARS
 Class A Before Taxes**                    -16.65%    6.17%    9.77%
 Class A After Taxes on Distributions      -16.66%    4.63%      n/a
 Class A After Taxes on Distributions and
   Sale of Shares                          -10.14%    4.78%      n/a
 Class B Before Taxes (with applicable
   CDSC)***                                -21.34%    5.23%    9.08%
 S&P 500 Index(R)                          -11.89%   10.69%   12.93%


   * The quoted performance of the Fund includes the performance of a common trust fund ("Commingled") account advised by the Adviser (including its predecessor) and managed the same as the Fund in all material respects, for periods dating back to December 31, 1990, and prior to the Fund's commencement of operations on October 1, 1996, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The Commingled account was not registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

   ** Prior to November 1, 2001, the Fund's Class A Shares were sold subject to a front-end sales charge.


   *** Class B Shares offering is closed to new investors.

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS



   RBC MID CAP EQUITY FUND
   INVESTMENT OBJECTIVE. Long-term capital appreciation.


   PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of mid-sized companies that fall within the market capitalization range of companies in the Standard and Poor's Mid Cap 400 Composite Stock Price Index (the "S&P MidCap 400 Index") at the time of purchase by the Fund. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Adviser uses quantitative and qualitative analysis to select stocks for the Fund's portfolio that the Adviser believes offer attractive growth opportunities and are selling at reasonable prices. The Adviser pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Adviser's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Adviser utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs. As of May 31, 2002, the range of market capitalization of companies within the S&P Mid Cap 400 Index was $262 million to $8.8 billion. The Adviser will consider selling those securities which no longer meet the Fund's criteria for investing. The Fund may also engage to a limited extent in short sales "against the box" and certain other hedging transactions in an effort to offset anticipated negative market movements.


   A full discussion of all permissible investments can be found in the SAI.

   PRINCIPAL RISKS

   Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

   MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any individual stock.

   SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.


   CAPITALIZATION RISK. Stocks of mid-sized companies carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the price it wants. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.


   FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability,
   (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, (7) delays in transaction settlement in some foreign markets.

   HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Adviser does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS



   PERFORMANCE INFORMATION

   The bar chart and table provide an indication of the risks of an investment in the Mid Cap Equity Fund by showing its performance (before and after taxes) from year to year and as compared to broad-based securities indices. The S&P Mid Cap 400 Index in the table below is an unmanaged index of 400 selected common stocks of mid-sized companies. The Russell Midcap Index, in the table below, is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The returns for Class B Shares may be lower than the Class A Shares' returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE*
            YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES**
        (BOTH THE CHART AND THE TABLE ASSUME REINVESTMENT OF DIVIDENDS AND
                                  DISTRIBUTIONS.)
   [PERFORMANCE BAR CHART]

1992                                                                             15.56%
93                                                                               17.65
94                                                                                -8.4
95                                                                               34.91
96                                                                               23.99
97                                                                               26.29
98                                                                               21.19
99                                                                               10.68
00                                                                               15.13
01                                                                                0.78



    Best quarter:      Q4  1998     28.96%
    Worst quarter:     Q3  2001    -15.81%



For the period January 1, 2002 through June 30, 2002, the aggregate (non-annualized) total return of the Fund's Class A Shares was -5.07%.


   PERFORMANCE TABLE


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class A shares. After-tax returns for other classes will vary. After-tax returns are not available and are therefore not required to be presented for the periods prior to the time the Fund became a registered investment company.

   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2001)


                                            PAST    PAST 5   PAST 10
                                            YEAR    YEARS     YEARS
 Class A Before Taxes**                     0.78%   14.47%   15.11%
 Class A After Taxes on Distributions      -0.91%    9.47%      n/a
 Class A After Taxes on Distributions and
   Sale of Shares                           1.78%   10.48%      n/a
 Class B Before Taxes (with applicable
   CDSC)***                                -4.58%   13.56%   14.37%
 S&P Mid Cap 400 Index                     -0.60%   16.11%   15.00%
 Russell Midcap Index                      -5.62%   11.40%   13.58%


   * The quoted performance of the Fund includes the performance of a common trust fund ("Commingled") account advised by the Adviser (including its predecessor) and managed the same as the Fund in all material respects, for periods dating back to December 31, 1990 and prior to the Fund's commencement of operations on June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The Commingled account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

   ** Prior to November 1, 2001, the Fund's Class A shares were sold subject to a front-end sales charge.


   *** Class B shares offering is closed to new investors.

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS



   RBC SMALL CAP EQUITY FUND
   INVESTMENT OBJECTIVE. Long-term capital appreciation.


   PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the common stocks of small companies. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. Small companies are defined as those with market capitalizations that fall within the range of the companies in the S&P 600 Small Cap Index at the time of purchase by the Fund. As of May 31, 2002, the range of market capitalization of companies in the S&P 600 Small Cap Index was $60 million to $2.9 billion. The Adviser uses quantitative and qualitative analysis to select stocks of issuers the Adviser believes offer attractive growth opportunities and are selling at reasonable prices. The Adviser pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Adviser's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Adviser utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. The Fund may also invest a portion of its assets in equity and debt securities of non-U.S. issuers, generally in the form of ADRs. The Adviser may elect to exclude an eligible company from the Fund's portfolio if it believes the company is in financial difficulty or if it believes that the company's stock is too illiquid. The Adviser will consider selling investments if the issuer's market capitalization increases to the point that it is ranked in the top half of all NYSE companies. The Fund may also engage to a limited extent in short sales "against the box" and certain other hedging transactions in an effort to offset anticipated negative market movements.


   A full discussion of all permissible investments can be found in the SAI.

   PRINCIPAL RISKS

   Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

   MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any individual stock.

   SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

   CAPITALIZATION RISK. Stocks of smaller companies carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the price it wants. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.

   FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability,
   (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, (7) delays in transaction settlement in some foreign markets.

   HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Adviser does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS

   PERFORMANCE INFORMATION


   The bar chart and table provide an indication of the risks of an investment in the Small Cap Equity Fund by showing its performance (before and after taxes) from year to year and as compared to broad-based securities indices. The S&P 600 Small Cap Index, in the table below, is an unmanaged index of selected small capitalization stocks representative of the small company sector of the equity market. The Russell 2000 Index, in the table below, measures the performance of the 2000 Smallest Companies in the Russell 3000 Index. The returns for Class B Shares may be lower than the Class A Shares' returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE*
            YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES**
        (BOTH THE CHART AND THE TABLE ASSUME REINVESTMENT OF DIVIDENDS AND
                                  DISTRIBUTIONS.)
   [PERFORMANCE BAR CHART]

1995                                                                             20.48%
96                                                                               22.47
97                                                                               31.66
98                                                                                8.90
99                                                                               10.41
00                                                                               10.70
01                                                                               -1.70


    Best quarter:      Q4  1998     23.93%
    Worst quarter:     Q3  1998    -17.99%


For the period January 1, 2002 through June 30, 2002, the aggregate (non-annualized) total return of the Fund's Class A Shares was -4.28%.


   PERFORMANCE TABLE


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class A shares. After-tax returns for other classes will vary. After-tax returns are not available and are therefore not required to be presented for the periods prior to the time the Fund became a registered investment company.


   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2001)


                                             PAST     PAST 5    SINCE INCEPTION
                                             YEAR     YEARS        12/31/94
 Class A Before Taxes**                     -1.70%    11.49%        14.26%
 Class A After Taxes on Distributions       -1.99%       n/a        10.27%
 Class A After Taxes on Distributions and
   Sale of Shares                           -0.78%       n/a         9.75%
 Class B Before Taxes (with applicable
   CDSC)***                                 -7.25%    10.51%        13.49%
 S&P 600 Small Cap Index                     6.54%    10.66%        14.73%
 Russell 2000 Index                          2.49%     7.52%        11.56%


   * The quoted performance of the Fund includes the performance of a common trust fund ("Commingled") account advised by the Adviser (including its predecessor) and managed the same as the Fund in all material respects, for periods dating back to January 1, 1995, and prior to the Fund's commencement of operations on May 2, 1997, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The Commingled account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if included, would cause performance to be lower).

   ** Prior to November 1, 2001, the Fund's Class A shares were sold subject to a front-end sales charge.


   *** Class B shares offering is closed to new investors.

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS



   FEES AND EXPENSES
   This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Funds.

                                   FEE TABLE


                                                        LARGE CAP               MID CAP               SMALL CAP
                                                       EQUITY FUND            EQUITY FUND            EQUITY FUND
                                                   A SHARES   B SHARES*   A SHARES   B SHARES*   A SHARES   B SHARES*
    ----------------------------------------------------------------------------------------------------------------------
    SHAREHOLDER FEES
      (fees paid directly from your investment)
    Maximum Sales Charge (Load) Imposed on
      Purchases (as a % of offering price)           None       None        None       None        None       None
    Maximum Deferred Sales Charge (Load)(1) (as
      a % of offering or sales price, whichever
      is less)                                       None       5.00%       None       5.00%       None       5.00%
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund
      assets)
    Management fees                                  0.70%      0.70%       0.70%      0.70%       0.70%      0.70%
    Distribution (12b-1) fees(2, 3)                  0.50%      1.00%       0.50%      1.00%       0.50%      1.00%
    Other expenses(4)                                0.46%      0.46%       0.45%      0.45%       0.71%      0.71%
                                                     ----       ----        ----       ----        ----       ----
    TOTAL ANNUAL FUND OPERATING EXPENSES(3, 4)       1.66%      2.16%       1.65%      2.15%       1.91%      2.41%
                                                     ----       ----        ----       ----        ----       ----


   (1) A contingent deferred sales charge ("CDSC") on Class B shares declines over five years starting with year one and ending in year six as follows:
       5%, 4%, 3%, 2%, 1%, 0%.

   (2) Distribution (12b-1) fees can cause a long-term shareholder to pay more than the maximum initial sales charge permitted by the NASD.


   (3) Total annual fund operating expenses presented above do not account for voluntary waivers of distribution (12b-1) fees of the Class A shares. These voluntary waivers would reduce, if reflected in the calculations, total annual fund operating expenses for Class A shares of the Large Cap Equity Fund, MidCap Equity Fund and Small Cap Equity Fund to 1.41%, 1.46% and 1.66%, respectively.



   (4) Based on estimated expenses for the current fiscal year.


   EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE EQUITY FUNDS WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES:

     - $10,000 INVESTMENT

     - 5% ANNUAL RETURN AND REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     - REDEMPTION AT THE END OF EACH PERIOD

   ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


                                                       LARGE CAP               MID CAP               SMALL CAP
                                                      EQUITY FUND            EQUITY FUND            EQUITY FUND
                                                  A SHARES   B SHARES*   A SHARES   B SHARES*   A SHARES   B SHARES*
    ---------------------------------------------------------------------------------------------------------------------
    ONE YEAR AFTER PURCHASE                        $  169     $  719      $  168     $  718      $  194     $  744
    THREE YEARS AFTER PURCHASE                     $  523     $  976      $  520     $  973      $  600     $1,051
    FIVE YEARS AFTER PURCHASE                      $  902     $1,259      $  897     $1,254      $1,032     $1,385
    TEN YEARS AFTER PURCHASE                       $1,965     $2,307      $1,955     $2,297      $2,233     $2,565


   Based on the same assumptions above except assuming no redemption at the end of each period, your costs of investing in Class B Shares would be:


                                                       LARGE CAP               MID CAP               SMALL CAP
                                                      EQUITY FUND            EQUITY FUND            EQUITY FUND
                                                        B SHARES               B SHARES               B SHARES
                                                     WITHOUT CDSC*          WITHOUT CDSC*          WITHOUT CDSC*
    ---------------------------------------------------------------------------------------------------------------------
    ONE YEAR AFTER PURCHASE                              $ 219                  $ 218                  $ 244
    THREE YEARS AFTER PURCHASE                           $ 676                  $ 673                  $ 751
    FIVE YEARS AFTER PURCHASE                            $1,159                 $1,154                 $1,285
    TEN YEARS AFTER PURCHASE                             $2,307                 $2,297                 $2,565



   * Class B Shares offering is closed to new investors.

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS



   RBC GOVERNMENT INCOME FUND
   INVESTMENT OBJECTIVES. Relatively high current income consistent with relative stability of principal and safety.


   PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities). The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Fund's investments in securities guaranteed by U.S. government agencies are primarily mortgage backed securities. In general, its investments will have maximum maturities of ten years. By limiting the maturity of its portfolio securities, the Fund seeks to moderate principal fluctuations. In addition, the Fund's Adviser pursues the Fund's investment objective by actively managing portfolio maturity and security selection by considering economic and market conditions. While short-term interest rate bets are avoided, the Adviser constantly monitors economic conditions and adjusts portfolio maturity, where appropriate, to capitalize on interest rate trends. Security selection is managed considering factors such as credit risk and relative interest rate yields available among fixed income market sectors.



   To permit desirable flexibility, the Fund has authority to invest a portion of its assets in corporate debt securities rated A or better by Standard and Poor's ("S&P") or Moody's Investor Services ("Moody's") (or deemed of comparable quality by the Adviser) and high quality money market instruments including commercial paper rated A-1 or better by S&P or Prime or better by Moody's (or deemed by the Adviser to be of comparable quality); certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; and repurchase agreements with respect to securities in which the Fund is authorized to invest. The Fund may engage in transactions designed to hedge its portfolio against market declines.


   While the Fund will not normally engage in frequent trading of portfolio securities, it will make changes in its investment portfolio from time to time as economic conditions and market prices dictate based on the Fund's investment objective. The Fund may also sell a security if it falls below the minimum credit quality required for purchase. If the Fund does buy and sell securities frequently, there will be increased transaction costs, which can negatively impact Fund performance and cause additional taxable gains to shareholders.

   A full discussion of all permissible investments can be found in the SAI.

   PRINCIPAL RISKS

   Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   INTEREST RATE RISK. All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of the Fund's bond investments, and of its shares, will decline. In general, the longer the maturity of a bond, the higher the risk of price fluctuation.

   CREDIT RISK. Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. The lower the credit rating of an instrument or its issuer, the higher the level of credit risk.


   HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Adviser does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.


   MARKET RISK. Market risk means that the bond market fluctuates in general, which may affect the performance of any individual fixed income security.

   SELECTION RISK. Selection risk means that the particular bonds that are selected for the Fund may underperform the market or other funds with similar objectives.


   PREPAYMENT AND EXTENSION RISK. When interest rates decline, the Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such prepayments are common when interest rates decline. When such a prepayment occurs, the Fund is exposed to lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result, the value of such securities may decline.

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS

   CALL RISK. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.

  PERFORMANCE INFORMATION


   The bar chart and table provide an indication of the risks of an investment in the Government Income Fund by showing its performance (before and after taxes) from year to year and as compared to broad-based securities indices. The Lehman Brothers Intermediate Government/Credit Index in the table below is an unmanaged index comprised of U.S. Treasury issues, debt of U.S. Government agencies and corporate debt guaranteed by the U.S. Government. The Lehman Brothers Intermediate Government Index in the table below, is an unmanaged index comprised of U.S. Treasury issues and debt of U.S. Government agencies guaranteed by the U.S. Government. The returns for Class B Shares may be lower than the Class A Shares' returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE*
            YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES**
        (BOTH THE CHART AND THE TABLE ASSUME REINVESTMENT OF DIVIDENDS AND
                                  DISTRIBUTIONS.)
   [Performance Bar Chart]

1992                                                                              5.49%
93                                                                                6.46
94                                                                               -1.91
95                                                                               13.23
96                                                                                 2.5
97                                                                                7.07
98                                                                                 7.2
99                                                                                0.64
00                                                                                9.33
01                                                                                7.77



    Best quarter:      Q3  2001     4.80%
    Worst quarter:     Q1  1994    -1.47%



For the period January 1, 2002 through June 30, 2002, the aggregate (non-annualized) total return of the Fund's Class A Shares was 3.25%.


   PERFORMANCE TABLE


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class A shares. After-tax returns for other classes will vary. After-tax returns are not available and are therefore not required to be presented for the periods prior to the time the Fund became a registered investment company.

   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2001)


                                             PAST     PAST 5    PAST 10
                                             YEAR     YEARS      YEARS
 Class A Before Taxes**                      7.77%    6.36%      5.69%
 Class A After Taxes on Distributions        5.60%    4.07%        n/a
 Class A After Taxes on Distributions and
   Sale of Shares                            4.70%    3.97%        n/a
 Class B Before Taxes (with applicable
   CDSC)***                                  4.14%    5.65%      5.10%
 Lehman Brothers Intermediate Government
   Index                                     8.42%    7.06%      6.65%
 Lehman Brothers Intermediate
   Government/Credit Index                   7.24%    7.40%      7.14%


   * The quoted performance of the Fund includes the performance of a common trust fund ("Commingled") account advised by the Adviser (including its predecessor) and managed the same as the Fund in all material respects, for periods dating back to December 31, 1990, and prior to the Fund's commencement of operations on June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The Commingled account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

   ** Prior to November 1, 2001, the Fund's Class A Shares were sold subject to a front-end sales charge.


   *** Class B Shares offering is closed to new investors.

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS



   RBC QUALITY INCOME FUND

   INVESTMENT OBJECTIVES. Current income and capital appreciation.



   PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities) and investment grade corporate debt obligations as well as other fixed income securities such as asset backed securities, mortgage backed securities and bank obligations. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. At least 70% of the Fund's total assets will be invested in fixed income securities rated at the time of purchase in one of the three highest categories and at least 80% of the Fund's net assets will be invested in securities that are investment grade - i.e., are rated in one of the four highest categories by nationally recognized statistical rating organizations ("Rating Agencies") (or unrated securities determined to be comparable in quality). The Fund primarily focuses on maximizing current income. However, the Fund also may purchase fixed income securities that the Adviser believes have potential for capital appreciation in an attempt to achieve a high level of total return. The Fund also seeks to increase its total return by shortening the average maturity of its portfolio when it expects interest rates to increase and lengthening the average maturity to take advantage of expected interest rate declines. The Fund expects to maintain a dollar-weighted average portfolio maturity between five and fifteen years. The Adviser diversifies the Fund's holdings among sectors it considers favorable and reallocates assets in response to actual and expected market and economic changes.


   In selecting individual securities, the Adviser considers various factors, including outlook for the economy and anticipated changes in interest rates and inflation, securities that appear to be inexpensive relative to other comparable securities, and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security.

   Up to 30% of the total assets may be invested in securities rated BBB by S&P or Baa by Moody's (or, if unrated, deemed of comparable quality by the Adviser), preferred stocks, zero coupon obligations and convertible securities. The Fund may use covered options or interest-rate futures contracts to lengthen or shorten the Fund's average portfolio maturity.


   The Fund may sell a security if it falls below the minimum credit quality required for purchase, but it is not required to do so. In addition, the Fund may buy and sell relatively often.


   A full discussion of all permissible investments can be found in the SAI.

   PRINCIPAL RISKS

   Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. There is no guarantee that the Fund will meet its goals. It is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   INTEREST RATE RISK. All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of the Fund's bond investments, and of its shares, will decline. In general, the longer the maturity of a bond, the higher the risk of price fluctuation.

   CREDIT RISK. Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. The lower the credit rating of an instrument or its issuer, the higher the level of credit risk. The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in the four highest rating categories. Obligations rated in the fourth highest rating category are considered to have speculative characteristics. If an issuer of fixed income securities defaults on its obligations to pay interest and repay principal, or a bond's credit rating is downgraded, the Fund could lose money.

   MARKET RISK. Market risk means that the bond market fluctuates in general, which may affect the performance of any individual fixed income security.

   SELECTION RISK. Selection risk means that the particular bonds that are selected for the Fund may underperform the market or other funds with similar objectives.


   PREPAYMENT AND EXTENSION RISK. When interest rates decline, the Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such prepayments are common when interest rates decline. When such a prepayment occurs, the Fund is exposed to lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result the value of such securities may decline.

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS


   CALL RISK. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.



   HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Adviser does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.



   HIGH PORTFOLIO TURNOVER. A high portfolio turnover rate generally involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.


   PERFORMANCE INFORMATION


   The bar chart and table provide an indication of the risks of an investment in the Quality Income Fund by showing performance (before and after taxes) of its first full year of operation and as compared to broad-based securities indices. The Lehman Brothers Intermediate Government/Credit Index in the table below is an unmanaged index comprised of U.S. Treasury issues, debt of U.S. Government agencies and corporate debt guaranteed by the U.S. Government. The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, Corporate bond issues and mortgage backed securities. The returns for Class B Shares may be lower than the Class A Shares' returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE*
            YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES**
        (BOTH THE CHART AND THE TABLE ASSUME REINVESTMENT OF DIVIDENDS AND
                                  DISTRIBUTIONS.)
   [Performance Bar Chart]

2000                                                                             11.41%
2001                                                                              5.36



    Best quarter:      Q4  2000     4.71%
    Worst quarter:     Q4  2001    -1.13%



For the period January 1, 2002 through June 30, 2002, the aggregate (non-annualized) total return of the Fund's Class A Shares was 1.57%.


   PERFORMANCE TABLE

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class A shares. After-tax returns for other classes will vary.

   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2001)


                                             PAST    SINCE INCEPTION
                                             YEAR        5/11/99
 Class A Before Taxes**                      5.36%        5.98%
 Class A After Taxes on Distributions        2.95%        3.60%
 Class A After Taxes on Distributions and
   Sale of Shares                            3.28%        3.59%
 Class B Before Taxes (with applicable
   CDSC)***                                  1.85%        6.96%
 Lehman Brothers Aggregate Bond Index        8.44%        7.16%
 Lehman Brothers Government/Credit Index     8.42%        7.03%


   * Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

   ** Prior to November 1, 2001, the Fund's Class A Shares were sold subject to a front-end sales charge.


   *** Class B Shares offering is closed to new investors.

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS



   RBC NORTH CAROLINA TAX-FREE BOND FUND
   INVESTMENT OBJECTIVES. High current income that is free from both federal income tax and North Carolina personal income tax, together with relative safety of principal.


   PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in obligations issued by the State of North Carolina, its political subdivisions, and their agencies and instrumentalities, the income from which, in the opinion of the issuer's bond counsel, is exempt from regular federal and North Carolina personal income taxes. As a fundamental policy, the Fund must normally (i.e., at times other than when investing for temporary, defensive purposes), invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities producing income that is not subject to either regular federal income tax or North Carolina state income taxation. However, the Fund will attempt to provide income that is fully free from regular federal and North Carolina personal income tax as well as from federal alternative minimum tax ("AMT"). The Fund must, under normal market conditions, have at least 80% of the Fund's net assets invested in municipal obligations issued by the State of North Carolina or its political subdivisions and at least 80% of its total assets invested in bonds, although it expects generally to have higher portions invested in those instruments. No security in the Fund will have a remaining maturity of more than fifteen years.



   The Fund will purchase securities rated at least A or SP-1 by S&P or A or MIG-1 by Moody's or other rated or unrated securities of comparable quality. The Fund may invest up to 20% of its assets in AMT obligations (10% maximum); municipal obligations issued by states or their political sub-divisions other than North Carolina; U.S. Government securities; bank obligations; commercial paper; other taxable debt obligations and cash reserves; and repurchase agreements. The Fund may temporarily invest up to 50% in taxable and AMT investments under unusual market conditions. The Fund may engage in transactions designed to hedge its portfolio against market declines.


   The Adviser varies the average portfolio maturity and reallocates its investments from time to time in response to actual and expected interest rate movements as well as other market and economic conditions.

   The Fund may also sell a security if it falls below the minimum credit quality required for purchase.

   A full discussion of all permissible investments can be found in the SAI.

   PRINCIPAL RISKS

   Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   INTEREST RATE RISK. All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of the Fund's bond investments, and of its shares, will decline. In general, the longer the maturity of a bond, the higher the risk of price fluctuation.

   CREDIT RISK. Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. The lower the credit rating of an instrument or its issuer, the higher the level of credit risk. The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in the three highest rating categories.

   MARKET RISK. Market risk means that the bond market fluctuates in general, which may affect the performance of any individual fixed income security.

   SELECTION RISK. Selection risk means that the particular bonds that are selected for the Fund may underperform the market or other funds with similar objectives.

   STATE SPECIFIC RISK. Because the Fund invests primarily in securities issued by North Carolina and its municipalities, it is more vulnerable to unfavorable political, economic or regulatory factors that may impair the ability of North Carolina issuers to pay interest or repay principal on their debt obligations than a fund that invests in obligations of many different states.

   CALL RISK. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.


   HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Adviser does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS

   PERFORMANCE INFORMATION


   The bar chart and table provide an indication of the risks of an investment in the North Carolina Tax Free Bond Fund by showing its performance (before and after taxes) from year to year and as compared to a broad-based securities index. The Lehman Brothers Five-Year General Obligation Municipal Bond Index ("Lehman 5 yr. G.O. Muni Index") is an unmanaged index of debt obligations issued by municipalities. The returns for Class B Shares may be lower than the Class A Shares' returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE*
            YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES**
        (BOTH THE CHART AND THE TABLE ASSUME REINVESTMENT OF DIVIDENDS AND
                                  DISTRIBUTIONS.)
   [Performance Bar Chart]

1992                                                                              5.03%
93                                                                                 7.7
94                                                                               -4.22
95                                                                               12.27
96                                                                                2.52
97                                                                                8.03
98                                                                                5.59
99                                                                                -1.6
00                                                                                7.89
01                                                                                4.21



    Best quarter:      Q1  1995     4.61%
    Worst quarter:     Q1  1994    -3.57%



For the period January 1, 2002 through June 30, 2002, the aggregate (non-annualized) total return of the Fund's Class A Shares was 3.91%.


   PERFORMANCE TABLE


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class A shares. After-tax returns for other classes will vary. After-tax returns are not available and are therefore not required to be presented for the periods prior to the time the Fund became a registered investment company.


    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2001)


                                           PAST   PAST 5   PAST 10   SINCE INCEPTION
                                           YEAR   YEARS     YEARS        1/31/91
 Class A Before Taxes**                    4.21%   4.76%    4.64%         4.79%
 Class A After Taxes on Distributions      3.99%   4.69%     n/a          4.82%
 Class A After Taxes on Distributions and
   Sale of Shares                          4.23%   4.63%     n/a          4.77%
 Class B Before Taxes (with applicable
   CDSC)***                                0.71%   4.09%    4.08%         4.24%
 Lehman 5 yr. G.O. Muni Index              0.74%   5.71%    5.72%         5.96%


   * The quoted performance of the Fund includes the performance of a common trust fund ("Commingled") account advised by the Adviser (including its predecessor) and managed the same as the Fund in all material respects, for periods dating back to January 31, 1991, and prior to the Fund's commencement of operations on June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The Commingled account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

   ** Prior to November 1, 2001, the Fund's Class A shares were sold subject to a front-end sales charge.


   *** Class B shares offering is closed to new investors.

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS



   FEES AND EXPENSES
   This table describes the fees and expenses that you may pay if you buy and hold shares of the Bond Funds.

                                     FEE TABLE


                                                        GOVERNMENT              QUALITY             NORTH CAROLINA
                                                       INCOME FUND            INCOME FUND         TAX-FREE BOND FUND
                                                   A SHARES   B SHARES*   A SHARES   B SHARES*   A SHARES   B SHARES*
    ----------------------------------------------------------------------------------------------------------------------
    SHAREHOLDER FEES
      (fees paid directly from your investment)
    Maximum Sales Charge (Load) Imposed on
      Purchases ()(as a % of offering price)         None       None        None       None        None       None
    Maximum Deferred Sales Charge (Load)(1)
      (as a % of offering or sales price,
      whichever is less)                             None       3.00%       None       3.00%       None       3.00%
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund
      assets)
    Management fees                                  0.30%      0.30%       0.60%      0.60%       0.35%      0.35%
    Distribution (12b-1) fees(2,3)                   0.50%      1.00%       0.50%      1.00%       0.50%      1.00%
    Other expenses(4)                                0.49%      0.49%       0.44%      0.44%       0.52%      0.52%
                                                     ----       ----        ----       ----        ----       ----
    TOTAL ANNUAL FUND OPERATING EXPENSES(3,4)        1.29%      1.79%       1.54%      2.04%       1.37%      1.87%
                                                     ----       ----        ----       ----        ----       ----


   (1) A contingent deferred sales charge ("CDSC") on Class B shares declines over five years starting with year one and ending in year six as follows:
       3%, 3%, 3%, 2%, 1%, 0%.
   (2) Distribution (12b-1) fees can cause a long-term shareholder to pay more than the maximum initial sales charge permitted by the NASD.

   (3) Total annual Fund operating expenses presented above do not account for voluntary waivers of distribution (12b-1) fees and the administrative fee for North Carolina Tax-Free Bond Fund. These voluntary waivers would reduce, if reflected in the calculations, total annual fund operating expenses for Class A and Class B shares of the Government Income Fund, Quality Income Fund and North Carolina Tax-Free Bond Fund to 1.03% and 1.53%, 1.29% and 1.79%, and 1.10% and 1.60%, respectively.


   (4) Based on estimated expenses for the current fiscal year.


   EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE BOND FUNDS WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES:

     - $10,000 INVESTMENT

     - 5% ANNUAL RETURN AND REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     - REDEMPTION AT THE END OF EACH PERIOD

   ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


                                                         GOVERNMENT              QUALITY             NORTH CAROLINA
                                                        INCOME FUND            INCOME FUND         TAX-FREE BOND FUND
                                                    A SHARES   B SHARES*   A SHARES   B SHARES*   A SHARES   B SHARES*
    -----------------------------------------------------------------------------------------------------------------------
    ONE YEAR AFTER PURCHASE                          $  131     $  481      $  157     $  507      $  139     $  490
    THREE YEARS AFTER PURCHASE                       $  406     $  860      $  486     $  940      $  434     $  888
    FIVE YEARS AFTER PURCHASE                        $  702     $1,064      $  839     $1,198      $  750     $1,111
    TEN YEARS AFTER PURCHASE                         $1,545     $1,902      $1,834     $2,181      $1,646     $1,999


   Based on the same assumptions above except assuming no redemption at the end of each period, your costs of investing in Class B Shares would be:


                                                        GOVERNMENT              QUALITY           NORTH CAROLINA
                                                        INCOME FUND           INCOME FUND       TAX-FREE BOND FUND
                                                         B SHARES              B SHARES              B SHARES
                                                      WITHOUT CDSC(*)       WITHOUT CDSC(*)       WITHOUT CDSC(*)
    --------------------------------------------------------------------------------------------------------------------
    ONE YEAR AFTER PURCHASE                                $ 182                 $ 207                 $ 190
    THREE YEARS AFTER PURCHASE                             $ 563                 $ 640                 $ 588
    FIVE YEARS AFTER PURCHASE                              $ 964                $1,098                $1,011
    TEN YEARS AFTER PURCHASE                              $1,902                $2,181                $1,999


   (*) Class B shares offering is closed to new investors effective November 1,
       2001.
 16

 [ICON]

 DESCRIPTION OF THE FUNDS                 ADDITIONAL INFORMATION



   INVESTING FOR TEMPORARY DEFENSIVE PURPOSES

   When Glenwood Capital Management ("GCM") determines that market conditions are appropriate, each of the Equity and Bond Funds may, for temporary defensive purposes, hold investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income). Each of the Equity and Bond Funds may invest up to 100% of its assets in money market instruments including short-term U.S. government securities, bank obligations and commercial paper. The Mid Cap, Large Cap and Small Cap Equity Funds' defensive investments may include instruments rated in the top three rating categories but up to 15% of each Equity Fund's assets may be invested in securities rated BBB or Baa by S&P or Moody's. These instruments may have speculative characteristics. Each of the Bond Funds may also shorten its dollar-weighted average maturity below its normal range if such action is deemed appropriate by GCM for temporary defensive purposes. In addition, the North Carolina Tax-Free Bond Fund may invest up to 50% of its total assets for temporary defensive purposes in investments producing taxable income and in AMT obligations. The Equity Funds may invest in equity securities which in the Adviser's opinion are more conservative than the types of securities that the Funds typically invest in. If a Fund is investing defensively, it will not be pursuing its investment objective.



              RISK PROFILE OF MUTUAL FUNDS


                               [GRAPHIC]


                          OVERVIEW OF RISKS OF THE FUNDS


    ------------------------------------------------------------------------------------------------------------------
                                                             FOREIGN
                                       MARKET   SELECTION   INVESTMENT   INTEREST    CREDIT   PREPAYMENT   HEDGING
                                        RISK      RISK         RISK      RATE RISK    RISK       RISK       RISK
    ------------------------------------------------------------------------------------------------------------------
      Large Cap Equity Fund              X          X           X                                             X
    ------------------------------------------------------------------------------------------------------------------
      Mid Cap Equity Fund                X          X           X                                             X
    ------------------------------------------------------------------------------------------------------------------
      Small Cap Equity Fund              X          X           X                                             X
    ------------------------------------------------------------------------------------------------------------------
      Government Income Fund             X          X                        X         X          X           X
    ------------------------------------------------------------------------------------------------------------------
      Quality Income Fund                X          X                        X         X          X           X
    ------------------------------------------------------------------------------------------------------------------
      North Carolina Tax-Free Bond
         Fund                            X          X                        X         X                      X
    ------------------------------------------------------------------------------------------------------------------

   A complete description of these and other risks can be found in the sections "Principal Risks," under each Fund summary.

 [ICON]

 MANAGEMENT OF THE FUNDS                         FUND MANAGEMENT



   INVESTMENT ADVISER


   The Funds are advised by GCM. GCM is a wholly-owned subsidiary of RBC Centura Bank, which is a wholly owned subsidiary of RBC Centura Banks, Inc. GCM maintains offices at 3201 Beechleaf Court, Suite 350, Raleigh, North Carolina 27604. RBC Centura Bank is a member of the Federal Reserve System and manages the financial assets of individual and institutional investors. RBC Centura Banks is wholly owned by Royal Bank of Canada ("RBC"). RBC is a diversified financial services company that provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, online banking and transaction processing on a global basis. RBC employs approximately 50,000 people who serve approximately 10 million personal, business and public sector customers in North America and in some 30
   countries around the world. GCM has approximately $   billion in assets under
   management as of May 31, 2002 and has over 60 years of investment management experience. GCM employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.


   For these advisory services, the Funds paid fees as follows during the fiscal year ended April 30, 2002:

                                                                  AS A PERCENTAGE OF
                                                                  AVERAGE NET ASSETS
                                                                   AS OF 4/30/2001
   Large Cap Equity Fund                                                 0.70%
   Mid Cap Equity Fund                                                   0.70%
   Small Cap Equity Fund                                                 0.70%
   Government Income Fund                                                0.30%
   Quality Income Fund                                                   0.60%
   North Carolina Tax-Free Bond Fund                                     0.35%

   PORTFOLIO MANAGERS


   GCM has several portfolio managers committed to the day-to-day management of the Equity Funds, each of whom provided these services for the Funds through RBC Centura Bank, prior to the assumption of the Funds' investment advisory contract by GCM in April, 2001.


   TED PONKO, CFA, has primary responsibility for management of the RBC LARGE CAP EQUITY FUND as well as co-management responsibility for the RBC SMALL CAP EQUITY FUND. Mr. Ponko has been a portfolio manager with RBC Centura Bank since August 1998. From March 1993 to July 1998, Mr. Ponko was a trust officer with RBC Centura Bank. Mr. Ponko has 15 years of experience in trust sales, administration, and investment. In 1978 he received a Bachelor of Arts degree with Honors in Philosophy from the College of William and Mary. He subsequently received his Master of Arts and Ph.D. from the University of North Carolina at Chapel Hill. Mr. Ponko is a CFA Charterholder Chartered Financial Consultant (ChFC) and a Certified Employee Benefits Specialist
   (CEBS).

   FORBES L. WATSON serves as portfolio manager for the RBC MID CAP EQUITY FUND. Mr. Watson joined RBC Centura Bank in August 1998 and has over 21 years experience in the investment industry. Prior to joining RBC Centura Bank, Mr. Watson was employed as a portfolio manager with ParkSouth Corporation in Jackson, Mississippi from February 1997 to August 1998 and as a portfolio manager with Trustmark National Bank from June 1995 to February 1997. He graduated from the University of North Texas with a Bachelor of Arts degree in Finance and from Millsaps College with a Masters in Business Administration. He is a Level III candidate in the Chartered Financial Analyst program, a member of both the North Carolina Society for Financial Analysts and the Association for Investment Management and Research and a Beta Gamma Sigma honorary member at Millsaps College.
 18

 [ICON]

 RBC PORTFOLIO MANAGERS                          FUND MANAGEMENT


   TERRY WALL serves as co-manager of the RBC SMALL CAP EQUITY FUND. Mrs. Wall has over 17 years experience in the trust investment area of RBC Centura Bank. She graduated from East Carolina University in Greenville with a Bachelor of Science in Business Administration. Mrs. Wall began her career with RBC Centura Bank (then Planters Bank) in the trust investment division in 1985. She is a Certified Public Accountant and a member of the North Carolina Association of Certified Public Accountants and the American Institute of Certified Public Accountants. She is a Level III candidate in the Chartered Financial Analyst program. Mrs. Wall's other duties include serving as administrative liaison for the Investment Management Department, equity and fixed income trading, and performance evaluation.



   The RBC Quality Income Fund, RBC North Carolina Tax-Free Bond Fund and RBC Government Income Fund are managed by the Fixed Asset Group of GCM with no individual group member being responsible solely for investment decisions.

   DISTRIBUTOR AND ADMINISTRATOR

   BISYS Fund Services Ohio, Inc. ("BISYS") provides management and administrative services to the Funds, including providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping and legal services. BISYS also acts as the fund accountant, transfer agent and dividend paying agent of the Funds. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219.

   Centura Funds Distributor, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Funds' distributor. The Distributor is an affiliate of BISYS and was formed specifically to distribute the Funds.

 [ICON]

 SHAREHOLDER INFORMATION



   PRICING OF FUND SHARES

   HOW NAV IS CALCULATED

   The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:
                                       NAV =
                            Total Assets - Liabilities
                           ----------------------------
                                 Number of Shares
                                    Outstanding
                           ----------------------------

1. NAV is calculated separately for Class A and the Class B shares.

2. You can find most Funds' NAV daily in The Wall Street Journal and in other newspapers.

   The per share NAV for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange (the "Exchange"), normally at 4:00 p.m. Eastern time, on days the Exchange is open.

   Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received in good order by the Fund on any day that the Exchange is open for business. For example: If you place a purchase order to buy shares of the Government Income Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next day at 4:00 p.m. Eastern time.

   The Funds' securities, other than short-term debt obligations, are generally valued at current market prices unless market quotations are not available, in which case securities will be valued by a method that the Board of Directors believes accurately reflects fair value. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost or based on their acquisition cost.

 [ICON]

 SHAREHOLDER INFORMATION



   PURCHASING AND ADDING TO YOUR SHARES


   You may purchase shares of the Funds through the Funds' Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.* If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information. Class B shares offering is closed to new investors effective November 1, 2001.


                                              MINIMUM       MINIMUM
                                              INITIAL      SUBSEQUENT
                ACCOUNT TYPE                 INVESTMENT    INVESTMENT
 CLASS A OR B
 Regular (non-retirement)                      $1,000         $250
 Retirement (IRA)                              $  250         $  0
 Automatic Investment Plan                     $   50         $ 50


   All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Neither third-party checks nor credit card convenience checks are accepted.


   A Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.


   *Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Administrator. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers.


   AVOID BACKUP TAX WITHHOLDING
   Each Fund is required to withhold 30.5% (30% for 2002 and 2003) of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

 [ICON]

 SHAREHOLDER INFORMATION



   INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT
   If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

   All investments made by regular mail or express delivery, whether initial or subsequent, should be sent:


     BY MAIL                  BY REGULAR MAIL                                   BY EXPRESS MAIL

                              RBC Funds                                         RBC Funds
                              P.O. Box 182485                                   3435 Stelzer Road
                              Columbus, OH 43218-2485                           Columbus, OH 43219

                              For Initial Investment:
                              1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
                              2. Make check, bank draft or money order payable to "RBC Funds" and include the name of the appropriate Fund(s) on the check.
                              3. Mail or deliver application and payment to address above.
                              For Subsequent Investment:
                              1. Use the investment slip attached to your account statement. Or, if unavailable, provide the following information:
                                 - Fund name
                                 - Share class
                                 - Amount invested
                                 - Account name and account number
                              2. Make check, bank draft or money order payable to "RBC Funds" and include your account number on the check.
                              3. Mail or deliver investment slip and payment to the address above.
     ELECTRONIC PURCHASES     Your bank must participate in the Automated
                              Clearing House (ACH) and must be a U. S. Bank.
                              Your bank or broker may charge for this service.

                              Establish the electronic purchase option on your account application or call 1-800-442-3688. Your account can generally be set up for electronic purchases within 15 days.

                              Call 1-800-442-3688 to arrange a transfer from
                              your bank account.
     BY WIRE TRANSFER         Call 1-800-442-3688 to obtain a new account number and instructions for sending your application, and for instructing your bank to wire transfer your investment.
                              NOTE: YOUR BANK MAY CHARGE A WIRE TRANSFER FEE.

                          ELECTRONIC VS. WIRE TRANSFER
Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

                                                               QUESTIONS?
                                                        Call 1-800-442-3688 or
                                                        your investment
                                                        representative.
 22

 [ICON]

 SHAREHOLDER INFORMATION



   PURCHASING AND ADDING TO YOUR SHARES

   You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.

   AUTOMATIC INVESTMENT PROGRAM

   You can make automatic investments in the Funds from your bank account, through payroll deductions or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $50; no investment is required to establish an automatic investment account.

   To invest regularly from your bank account:

        - Complete the Automatic Investment Plan portion on your Account Application.

   Make sure you note:

        - Your bank name, address and account number

        - The amount you wish to invest automatically (minimum $50)

        - How often you want to invest (every month or 4 times a year)

        - Attach a voided personal check.

   To invest regularly from your paycheck or government check, call 1-800-442-3688 for an enrollment form.

   DIRECTED DIVIDEND OPTION

   By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another RBC Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A shares than for Class B shares, because Class A shares have lower distribution expenses. Capital gains are distributed at least annually.

   DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION WHICH MAY BE TAXABLE. (SEE "SHAREHOLDER
   INFORMATION -- DIVIDENDS, DISTRIBUTIONS AND TAXES")
   SELLING YOUR SHARES

   You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received in good order by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares" below.
WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

   CONTINGENT DEFERRED SALES CHARGE (CDSC)

   When you sell Class B shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/ Sales Charges" below for details.

 [ICON]

 SHAREHOLDER INFORMATION



   SELLING YOUR SHARES -- CONTINUED
   INSTRUCTIONS FOR SELLING SHARES

   If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.


     BY TELEPHONE                            1. Call 1-800-442-3688 with instructions as to how you wish
     (unless you have declined telephone        to receive your funds (mail, wire, electronic transfer).
     sales privileges)                          (See "General Policies on Selling Shares -- Verifying
                                                Telephone Redemptions" below)

     BY MAIL                                 1. Call 1-800-442-3688 to request redemption forms or write
     (See "Selling Your Shares --               a letter of instruction indicating:
     Redemptions in Writing Required")       - your Fund and account number
                                             - amount you wish to redeem
                                             - address where your check should be sent
                                             - account owner signature
                                             2. Mail to: RBC Funds
                                                         P.O. Box 182485
                                                         Columbus, OH 43218-2485

     BY OVERNIGHT SERVICE                    See instruction 1 above.
     (See "General Policies on Selling       2. Send to RBC Funds
     Shares -- Redemptions in Writing                   c/o BISYS Fund Services
     Required" below)                                   Attn: Shareholder Services
                                                        3435 Stelzer Road
                                                        Columbus, OH 43219

     WIRE TRANSFER                           Call 1-800-442-3688 to request a wire transfer.
     You must indicate this option on        If you call by 4 p.m. Eastern time, your payment will
     your application.                       normally be wired to your bank on the next business day.
     Note: Your financial institution may
     charge a fee.

     ELECTRONIC REDEMPTIONS                  Call 1-800-442-3688 to request an electronic redemption.
     Your bank must participate in the       If you call by 4 p.m. Eastern time, the NAV of your shares
     Automated Clearing House (ACH) and      will normally be determined on the same day and the proceeds
     must be a U.S. bank.                    credited within 8 days.
     Your bank may charge for this
     service.

                                                              QUESTIONS?

                                                          Call 1-800-442-3688
 24

 [ICON]

 SHAREHOLDER INFORMATION



   SELLING YOUR SHARES -- CONTINUED

   SYSTEMATIC WITHDRAWAL PLAN

   You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The maximum withdrawal per year is 12% of the account value at the time of election. To activate this feature:

     - Make sure you've checked the appropriate box on the Account Application. Or call 1-800-442-3688.

     - Include a voided personal check.

     - Your account must have a value of $12,000 or more to start withdrawals.

     - If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

   GENERAL POLICIES ON SELLING SHARES

   REDEMPTIONS IN WRITING REQUIRED

   You must request redemption in writing in the following situations:

   1. Redemptions from Individual Retirement Accounts ("IRAs").

   2. Redemption requests requiring a signature guarantee, which include each of the following:

     - Your account address has changed within the last 10 business days

     - The check is not being mailed to the address on your account

     - The check is not being made payable to the owner(s) of the account

     - The redemption proceeds are being transferred to another Fund account with a different registration

     - The redemption proceeds are being wired to bank instructions currently not on your account.


   Signature guarantees must be obtained from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.


   TELEPHONE REDEMPTIONS

   The Funds make every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

   At times of peak activity it may be difficult to place requests by phone. During those times, consider sending your request in writing.

 [ICON]

 SHAREHOLDER INFORMATION



   SELLING YOUR SHARES -- CONTINUED

   REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, your redemption proceeds will not be mailed until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check or federal funds wire.

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Funds your request by regular mail or express mail.

   REDEMPTION IN KIND

   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind" for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS


   If your account falls below $1,000 (not as a result of market action), the Fund may ask you to increase your balance. If it is still below $1,000 after 30 days of receipt of notice of account closure, the Fund may close your account and send you the proceeds at the current NAV.


   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund.

 [ICON]

 SHAREHOLDER INFORMATION



   DISTRIBUTION ARRANGEMENTS/SALES CHARGES

   This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds and ways to qualify for reduced sales charges.

                                                CLASS A                                       CLASS B*
     Sales Charge (Load)      No sales charge.                               No front-end sales charge. A contingent
                                                                             deferred sales charge (CDSC) may be imposed
                                                                             on shares redeemed within six years after
                                                                             purchase; shares automatically convert to
                                                                             Class A Shares after 7 years. Maximum
                                                                             investment is $250,000.
     Distribution and         Subject to annual distribution and             Subject to annual distribution and
     Service (12b-1) Fee      shareholder servicing fees of up to 0.50%      shareholder servicing fees of up to 1.00%
                              of the Fund's assets.                          of the Fund's assets
     Fund Expenses            Lower annual expenses than Class B shares.     Higher annual expenses than Class A shares

   There is also a Class I open to certain institutional investors. Class I shares are offered through another prospectus.

   * Class B shares offering is closed to new investors effective November 1, 2001. Dividends on outstanding Class B Shares continue to be reinvested in additional Class B shares and Class B Shares of a Fund may be exchanged for Class B Shares of another Fund.
                        CONTINGENT DEFERRED SALES CHARGE

                                                   GOVERNMENT INCOME FUND,
                           MID CAP EQUITY FUND,     QUALITY INCOME FUND,
                           LARGE CAP EQUITY FUND             AND
                                    AND                NORTH CAROLINA
  YEARS SINCE PURCHASE     SMALL CAP EQUITY FUND     TAX-FREE BOND FUND
 1                                 5.0%                     3.0%
 2                                 4.0%                     3.0%
 3                                 3.0%                     3.0%
 4                                 2.0%                     2.0%
 5                                 1.0%                     1.0%
 6                                   0%                       0%

   CLASS B

   Class B shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class B shares of a Fund before the sixth anniversary, you will have to pay a contingent deferred sales charge at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption according to the schedule below. There is no CDSC on reinvested dividends or distributions.

   If you sell some but not all of your Class B shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

   CONVERSION FEATURE -- CLASS B SHARES

   - Class B shares automatically convert to Class A shares of the same Fund after seven years from the end of the month of purchase.

   - After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares which will increase your investment return compared to the Class B shares.

   - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

   - If you purchased Class B shares of one Fund which you exchanged for Class B shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B shares. The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

 [ICON]

 SHAREHOLDER INFORMATION



   DISTRIBUTION ARRANGEMENTS/SALES CHARGES -- CONTINUED

   CLASS B SHARES -- CDSC WAIVERS

   The CDSC will be waived under certain circumstances, including the following:

     - Redemptions from accounts other than retirement accounts following the death or disability of the shareholder.

     - Returns of excess contributions to retirement plans.

     - Distributions of less than 12% of the annual account value under a Systematic Withdrawal Plan.

     - Shares issued in a plan of reorganization sponsored by the Adviser, or shares redeemed involuntarily in a similar situation.

   DISTRIBUTION AND SERVICE (12b-1) FEES

   12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. Because 12b-1 fees are paid from Fund assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

     - The 12b-1 fees vary by share class as follows:


       - Class A shares may pay a 12b-1 fee of up to .50% of the average daily net assets of a Fund. .25% of this fee may be used for shareholder servicing. The Distributor has voluntarily agreed to limit Class A plan fees to 0.25% for the Funds until at least April 30, 2003.


       - Class B shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. The Distributor currently limits Class B plan fees of each Bond Fund to .75%. The higher Class B plan fees will cause expenses for Class B shares to be higher and dividends to be lower than for Class A shares.

     - The higher 12b-1 fee on Class B shares, together with the CDSC, help the Distributor sell Class B shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

     - The Distributor may use up to .25% of the 12b-1 fee for shareholder servicing and the remainder for distribution.

   Over time, shareholders will pay more than with other types of sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

 [ICON]

 SHAREHOLDER INFORMATION                  EXCHANGING YOUR SHARES

   You can exchange your shares in one Fund for shares of the same class of another RBC Fund, usually without paying additional sales charges (see "Notes" below). No transaction fees are charged for exchanges.

   You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

   INSTRUCTIONS FOR EXCHANGING SHARES

   Exchanges may be made by sending a written request to RBC Funds, P.O. Box 182485, Columbus OH 43218-2485, or by calling 1-800-442-3688. Please provide the following information:

     - Your name and telephone number

     - The exact name on your account and account number

     - Taxpayer identification number (usually your Social Security number)

     - Dollar value or number of shares to be exchanged

     - The name of the Fund from which the exchange is to be made

     - The name of the Fund into which the exchange is being made

   See "Selling your Shares" for important information about telephone transactions.

   To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to five exchanges within a one year period or three exchanges in a calendar quarter.

   NOTES ON EXCHANGES

   The registration and tax identification numbers of the two accounts must be identical.

   The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

   Be sure to read carefully the Prospectus information for any Fund into which you wish to exchange shares.

                                                              QUESTIONS?

                                                          Call 1-800-442-3688

 [ICON]

 SHAREHOLDER INFORMATION      DIVIDENDS, DISTRIBUTIONS AND TAXES

   Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends on each Equity Fund are declared and paid monthly. Dividends on all other Funds are declared daily and paid monthly. Capital gains for all Funds are distributed at least annually.

   An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

   Dividends from net investment income and short-term capital gains are taxable as ordinary income as are dividends paid by the North Carolina Tax-Free Bond Fund that are derived from taxable investments. Taxes on capital gains earned and distributed by the Funds will vary with the length of time the Fund has held the security -- not how long you have invested in the Fund.

   North Carolina law exempts from income taxation dividends received from a mutual fund in proportion to the income of the mutual fund that is attributable to interest on U.S. Government securities or bonds of the State of North Carolina or any of its counties, municipalities or political subdivisions.

   During normal market conditions, the North Carolina Tax-Free Bond Fund expects that substantially all of its dividends will be excluded from gross income for federal income tax purposes. However, distributions, if any, derived from net capital gains will generally be taxable to you as capital gains for federal, state or local tax purposes. The Fund may invest in certain securities with interest that may be a preference item for the purposes of the alternative minimum tax or a factor in determining whether Social Security benefits are taxable. In such event, a portion of the Fund's dividends would not be exempt from federal income taxes.

   Some dividends may be taxable in the year in which they are declared, even if they are paid or appear on your account statement the following year. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

   Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

 [ICON]

 FINANCIAL HIGHLIGHTS                               EQUITY FUNDS


   The Financial Highlights Table is intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the year ended April 30, 2002 has been audited by Ernst & Young, LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. Information for periods ended April 30, 2001, April 30, 2000, April 30, 1999 and April 30, 1998 were audited by the Funds' previous auditors.

                             LARGE CAP EQUITY FUND
CLASS A


                                                                   FOR THE YEAR ENDED APRIL 30,
                                                           --------------------------------------------
                                                            2002     2001      2000      1999     1998
    NET ASSET VALUE, BEGINNING OF YEAR                     $12.02   $ 15.56   $ 13.81   $12.60   $10.91
    ---------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                          (0.02)    (0.04)    (0.02)    0.10     0.26
      Net realized and unrealized gains (loss) from
        investments                                         (2.13)    (2.55)     2.03     2.19     2.90
    ---------------------------------------------------------------------------------------------------
        Total from investment activities                    (2.15)    (2.59)     2.01     2.29     3.16
    ---------------------------------------------------------------------------------------------------
    DIVIDENDS
      Net investment income                                    (a)       --        --    (0.10)   (0.26)
      In excess of net investment income                       --        --     (0.01)      --       --
      Return of capital(a)                                               --        --       --       --
      Net realized gains                                       --     (0.95)    (0.25)   (0.98)   (1.21)
    ---------------------------------------------------------------------------------------------------
        Total dividends                                        --     (0.95)    (0.26)   (1.08)   (1.47)
    ---------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF YEAR                           $ 9.87   $ 12.02   $ 15.56   $13.81   $12.60
    ---------------------------------------------------------------------------------------------------
        Total return                                       (17.87%)  (17.24%)   14.63%   19.58%   30.36%
    ---------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of year (000)                      $9,906   $14,126   $19,044   $2,335   $1,490
      Ratio of expenses to average net assets                1.34%     1.25%     1.25%    1.14%    0.90%
      Ratio of net investment income (loss) to average
        net assets                                          (0.14%)   (0.28%)  (0.22%)    0.72%    2.05%
      Ratio of expenses to average net assets*               1.59%     1.50%     1.50%    1.51%    1.55%
      Portfolio turnover rate**                                33%       31%       63%     114%      39%


CLASS B


                                                                  FOR THE YEAR ENDED APRIL 30,
                                                           -------------------------------------------
                                                            2002     2001      2000     1999     1998
    NET ASSET VALUE, BEGINNING OF YEAR                     $11.73   $ 15.32   $13.70   $12.55   $10.88
    --------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                          (0.10)    (0.14)   (0.11)   (0.01)    0.17
      Net realized and unrealized gains (loss) from
        investments                                         (2.07)    (2.50)    1.98     2.20     2.88
    --------------------------------------------------------------------------------------------------
        Total from investment activities                    (2.17)    (2.64)    1.87     2.19     3.05
    --------------------------------------------------------------------------------------------------
    DIVIDENDS
      Net investment income                                    --        --       --    (0.06)   (0.17)
      Net realized gains                                       --     (0.95)   (0.25)   (0.98)   (1.21)
    --------------------------------------------------------------------------------------------------
        Total dividends                                        --     (0.95)   (0.25)   (1.04)   (1.38)
    --------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF YEAR                           $ 9.56   $ 11.73   $15.32   $13.70   $12.55
    --------------------------------------------------------------------------------------------------
        Total return (excludes redemption charge)          (18.50%)  (17.85%)  13.72%   18.76%   29.39%
    --------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of year (000)                      $3,865   $ 5,990   $7,703   $4,138   $2,182
      Ratio of expenses to average net assets                2.09%     2.00%    2.00%    1.90%    1.64%
      Ratio of net investment income (loss) to average
        net assets                                          (0.89%)   (1.03%)  (0.94%)  (0.09%)   1.30%
      Ratio of expenses to average net assets*                 (b)       (b)      (b)    2.01%    2.05%
      Portfolio turnover rate**                                33%       31%      63%     114%      39%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

   ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


  (a)  Less than $0.01 per share.



   (b) There were no waivers or reimbursements during the period.

 [ICON]

 FINANCIAL HIGHLIGHTS                               EQUITY FUNDS



                              MID CAP EQUITY FUND
CLASS A


                                                                    FOR THE YEAR ENDED APRIL 30,
                                                           -----------------------------------------------
                                                            2002      2001      2000      1999      1998
    NET ASSET VALUE, BEGINNING OF YEAR                     $ 11.99   $ 14.02   $ 15.33   $ 16.14   $ 15.33
    ---------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                           (0.01)     0.01     (0.02)     0.03      0.05
      Net realized and unrealized gain from investments
        and futures                                           0.67      0.98      2.69      1.15      4.92
    ---------------------------------------------------------------------------------------------------------
        Total from investment activities                      0.66      0.99      2.67      1.18      4.97
    ---------------------------------------------------------------------------------------------------------
    DIVIDENDS
      Net investment income                                  (0.01)    (0.01)       --     (0.04)    (0.05)
      In excess of net investment income                        --        (a)       --        --        --
      Net realized gain                                      (0.91)    (3.01)    (3.98)    (1.95)    (4.11)
    ---------------------------------------------------------------------------------------------------------
        Total dividends                                      (0.92)    (3.02)    (3.98)    (1.99)    (4.16)
    ---------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF YEAR                           $ 11.73   $ 11.99   $ 14.02   $ 15.33   $ 16.14
    ---------------------------------------------------------------------------------------------------------
        Total return                                          5.99%     5.92%    21.15%     8.59%    36.55%
    ---------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of year (000)                      $55,143   $28,312   $30,374   $14,034   $13,935
      Ratio of expenses to average net assets                 1.37%     1.31%     1.31%     1.28%     1.23%
      Ratio of net investment income (loss) to average
        net assets                                           (0.22%)    0.09%    (0.17%)    0.20%     0.31%
      Ratio of expenses to average net assets*                1.62%     1.56%     1.56%     1.53%     1.48%
      Portfolio turnover rate**                                 19%       66%       61%      142%       49%


CLASS B


                                                                    FOR THE YEAR ENDED APRIL 30,
                                                           -----------------------------------------------
                                                            2002      2001      2000      1999      1998
    NET ASSET VALUE, BEGINNING OF YEAR                     $ 11.32   $ 13.47   $ 14.97   $ 15.88   $ 15.20
    ---------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment loss                                    (0.10)    (0.08)    (0.13)    (0.07)    (0.05)
      Net realized and unrealized gains from investments
        and futures                                           0.64      0.94      2.61      1.12      4.84
    ---------------------------------------------------------------------------------------------------------
        Total from investment activities                      0.54      0.86      2.48      1.05      4.79
    ---------------------------------------------------------------------------------------------------------
    DIVIDENDS
      Net investment income (loss)                              --        --        --     (0.01)       --
      Net realized gain                                      (0.91)    (3.01)    (3.98)    (1.95)    (4.11)
    ---------------------------------------------------------------------------------------------------------
        Total dividends                                      (0.91)    (3.01)    (3.98)    (1.96)    (4.11)
    ---------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF YEAR                           $ 10.95   $ 11.32   $ 13.47   $ 14.97   $ 15.88
    ---------------------------------------------------------------------------------------------------------
        Total return (excludes redemption charge)             5.31%     5.12%    20.31%     7.83%    35.55%
    ---------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of year (000)                      $14,619   $16,514   $17,209   $19,269   $18,225
      Ratio of expenses to average net assets                 2.12%     2.06%     2.06%     2.04%     1.98%
      Ratio of net investment (loss) to average net
        assets                                               (0.90%)   (0.66%)   (0.90%)   (0.55%)   (0.43%)
      Ratio of expenses to average net assets*                    (b)        (b)        (b)        (b)        (b)
      Portfolio turnover rate**                                 19%       66%       61%      142%       49%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

   ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   (a) Less than $0.01 per share.


   (b) There were no waivers or reimbursements during the period.

 [ICON]

 FINANCIAL HIGHLIGHTS                               EQUITY FUNDS



                             SMALL CAP EQUITY FUND
CLASS A


                                                                FOR THE YEAR ENDED APRIL 30,           FOR THE
                                                              ---------------------------------     PERIOD ENDED
                                                               2002     2001     2000     1999    APRIL 30, 1998(a)
    NET ASSET VALUE, BEGINNING OF YEAR                        $11.56   $12.50   $12.69   $14.99        $10.00
    ---------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                             (0.11)   (0.11)   (0.09)   (0.06)         0.03
      Net realized and unrealized gains (loss) from
        investments                                             1.04     0.08     2.31    (1.20)         5.87
    ---------------------------------------------------------------------------------------------------------------
        Total from investment activities                        0.93    (0.03)    2.22    (1.26)         5.90
    ---------------------------------------------------------------------------------------------------------------
    DIVIDENDS
      Net investment income                                       --       --       --       --         (0.03)
      In excess of net investment income                                   --       --       --         (0.01)
      Net realized gains                                       (0.17)   (0.91)   (2.41)   (1.04)        (0.87)
    ---------------------------------------------------------------------------------------------------------------
        Total dividends                                        (0.17)   (0.91)   (2.41)   (1.04)        (0.91)
    ---------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF YEAR                              $12.32   $11.56   $12.50   $12.69        $14.99
    ---------------------------------------------------------------------------------------------------------------
        Total return                                            8.17%   (0.43%)  19.97%   (8.05%)       60.75%(c)
    ---------------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of year (000)                         $6,069   $5,870   $6,881   $3,046        $3,000
      Ratio of expenses to average net assets                   1.61%    1.49%    1.46%    1.48%         1.46%(b)
      Ratio of net investment income (loss) to average net
        assets                                                 (0.99%)  (0.85%)  (0.80%)  (0.43%)        0.09%(b)
      Ratio of expenses to average net assets*                  1.86%    1.74%    1.71%    1.73%         1.82%(b)
      Portfolio turnover rate**                                   31%      71%     258%     130%           71%


CLASS B


                                                                FOR THE YEAR ENDED APRIL 30,           FOR THE
                                                              ---------------------------------     PERIOD ENDED
                                                               2002     2001     2000     1999    APRIL 30, 1998(a)
    NET ASSET VALUE, BEGINNING OF YEAR                        $11.14   $12.17   $12.50   $14.90        $10.00
    ---------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment loss                                      (0.19)   (0.19)   (0.20)   (0.14)        (0.03)
      Net realized and unrealized gains (loss) from
        investments                                             0.99     0.07     2.28    (1.22)         5.82
    ---------------------------------------------------------------------------------------------------------------
        Total from investment activities                        0.80    (0.12)    2.08    (1.36)         5.79
    ---------------------------------------------------------------------------------------------------------------
    DIVIDENDS
      Net investment income                                       --       --       --       --         (0.02)
      Net realized gains                                       (0.17)   (0.91)   (2.41)   (1.04)        (0.87)
    ---------------------------------------------------------------------------------------------------------------
        Total dividends                                        (0.17)   (0.91)   (2.41)   (1.04)        (0.89)
    ---------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF YEAR                              $11.77   $11.14   $12.17   $12.50        $14.90
    ---------------------------------------------------------------------------------------------------------------
        Total return (excludes redemption charge)               7.30%   (1.20%)  19.09%   (8.79%)       59.50%(c)
    ---------------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of year (000)                         $3,483   $4,159   $4,578   $5,108        $4,938
      Ratio of expenses to average net assets                   2.36%    2.24%    2.21%    2.23%         2.21%(b)
      Ratio of net investment loss to average net assets       (1.73%)  (1.60%)  (1.53%)  (1.19%)       (0.66%)(b)
      Ratio of expenses to average net assets*                    (d)      (d)      (d)      (d)         2.32%(b)
      Portfolio turnover rate**                                   31%      71%     258%     130%           71%


    * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

   ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

  (a) For the period from May 2, 1997 (commencement of operations) to April 30, 1998.

  (b)  Annualized.

  (c)  Not annualized.

  (d)  There were no waivers or reimbursements during the period.

 [ICON]

 FINANCIAL HIGHLIGHTS                                 BOND FUNDS



                             GOVERNMENT INCOME FUND
CLASS A


                                                          FOR THE YEAR ENDED APRIL 30,
                                                   ------------------------------------------
                                                    2002     2001     2000     1999     1998
    NET ASSET VALUE, BEGINNING OF YEAR             $10.14   $ 9.66   $10.03   $10.19   $ 9.94
    -----------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                          0.51     0.56     0.50     0.50     0.55
      Net realized and unrealized gains (loss)
        from investments                             0.12     0.48    (0.33)    0.04     0.25
    -----------------------------------------------------------------------------------------
        Total from investment activities             0.63     1.04     0.17     0.54     0.80
    -----------------------------------------------------------------------------------------
    DIVIDENDS
      Net investment income                         (0.51)   (0.56)   (0.50)   (0.50)   (0.55)
      Net realized gains                               --       --    (0.04)   (0.20)      --
    -----------------------------------------------------------------------------------------
        Total dividends                             (0.51)   (0.56)   (0.54)   (0.70)   (0.55)
    -----------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF YEAR                   $10.26   $10.14   $ 9.66   $10.03   $10.19
    -----------------------------------------------------------------------------------------
        Total return                                 6.28%   11.01%    1.73%    5.38%    8.21%
    -----------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of year (000)              $5,113   $5,139   $4,493   $  678   $  531
      Ratio of expenses to average net assets        1.04%    0.93%    0.88%    0.84%    0.84%
      Ratio of net investment income to average
        net assets                                   4.93%    5.61%    5.13%    4.85%    5.42%
      Ratio of expenses to average net assets*       1.29%    1.18%    1.13%    1.09%    1.09%
      Portfolio turnover rate**                        35%     103%      60%     104%     121%


CLASS B


                                                          FOR THE YEAR ENDED APRIL 30,
                                                   ------------------------------------------
                                                    2002     2001     2000     1999     1998
    NET ASSET VALUE, BEGINNING OF YEAR             $10.13   $ 9.66   $10.03   $10.18   $ 9.94
    -----------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                          0.46     0.51     0.45     0.45     0.50
      Net realized and unrealized gains (losses)
        from investments                             0.12     0.47    (0.33)    0.05     0.24
    -----------------------------------------------------------------------------------------
        Total from investment activities             0.58     0.98     0.12     0.50     0.74
    -----------------------------------------------------------------------------------------
    DIVIDENDS
      Net investment income                         (0.46)   (0.51)   (0.45)   (0.45)   (0.50)
      Net realized gains                               --       --    (0.04)   (0.20)      --
    -----------------------------------------------------------------------------------------
        Total dividends                             (0.46)   (0.51)   (0.49)   (0.65)   (0.50)
    -----------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF YEAR                   $10.25   $10.13   $ 9.66   $10.03   $10.18
    -----------------------------------------------------------------------------------------
        Total return (excludes redemption charge)    5.76%   10.36%    1.23%    4.96%    7.58%
    -----------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of year (000)              $  421   $  323   $  232   $  195   $  131
      Ratio of expenses to average net assets        1.54%    1.43%    1.38%    1.35%    1.36%
      Ratio of net investment income to average
        net assets                                   4.42%    5.13%    4.63%    4.32%    4.93%
      Ratio of expenses to average net assets*       1.79%    1.68%    1.63%    1.60%    1.61%
      Portfolio turnover rate**                        35%     103%      60%     104%     121%


    * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

   ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 [ICON]

 FINANCIAL HIGHLIGHTS                                 BOND FUNDS



                              QUALITY INCOME FUND
CLASS A


                                                                        FOR THE YEAR ENDED
                                                                            APRIL 30,               FOR THE
                                                                      ----------------------     PERIOD ENDED
                                                                       2002           2001     APRIL 30, 2000(a)
                                                                      -------        -------   -----------------
    NET ASSET VALUE, BEGINNING OF YEAR                                $ 10.06        $  9.50        $ 10.00
    ------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                                              0.51           0.58           0.50
      Net realized and unrealized gains (loss) from investments         (0.15)          0.58          (0.50)
    ------------------------------------------------------------------------------------------------------------
        Total from Investment Activities                                 0.36           1.16             --
    ------------------------------------------------------------------------------------------------------------
    DIVIDENDS
      Net investment income                                             (0.52)         (0.58)         (0.50)
      Net realized gains                                                (0.06)         (0.02)            --
    ------------------------------------------------------------------------------------------------------------
        Total dividends                                                 (0.58)         (0.60)         (0.50)
    ------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF YEAR                                      $  9.84        $ 10.06        $  9.50
    ------------------------------------------------------------------------------------------------------------
        Total return                                                     3.67%         12.46%          0.03%(c)
    ------------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of year (000)                                 $   493        $   324        $   240
      Ratio of expenses to average net assets                            1.22%          1.16%          1.34%(b)
      Ratio of net investment income to average net assets               5.03%          5.88%          5.50%(b)
      Ratio of expenses to average net assets*                           1.47%          1.41%          1.59%(b)
      Portfolio turnover rate**                                            88%           130%           314%


CLASS B


                                                                           FOR THE                  FOR THE
                                                                         YEAR ENDED              PERIOD ENDED
                                                                       APRIL 30, 2002          APRIL 30, 2001(d)
                                                                      -----------------        -----------------
    NET ASSET VALUE, BEGINNING OF YEAR                                     $ 10.06                  $  9.55
    ------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                                                   0.47                     0.54
      Net realized and unrealized gains from investments                     (0.15)                    0.53
    ------------------------------------------------------------------------------------------------------------
        Total from Investment Activities                                      0.32                     1.07
    ------------------------------------------------------------------------------------------------------------
    DIVIDENDS
      Net investment income                                                  (0.48)                   (0.54)
      Net realized gains                                                     (0.06)                   (0.02)
    ------------------------------------------------------------------------------------------------------------
        Total dividends                                                      (0.54)                   (0.56)
    ------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF YEAR                                           $  9.84                  $ 10.06
    ------------------------------------------------------------------------------------------------------------
        Total return (excludes redemption charge)                             3.17%                   10.37%(c)
    ------------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of year (000)                                      $   108                  $    44
      Ratio of expenses to average net assets                                 1.72%                    1.68%(b)
      Ratio of net investment income to average net assets                    4.50%                    5.25%(b)
      Ratio of expenses to average net assets*                                1.97%                    1.90%(b)
      Portfolio turnover rate**                                                 88%                     130%


    * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

   ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

  (a) For the period from May 11, 1999 (commencement of operations) to April 30, 2001.

  (b)  Annualized.

  (c)  Not annualized.

  (d) For the period from June 12, 2000 (commencement of operations) to April 30, 2001.

 [ICON]

 FINANCIAL HIGHLIGHTS                                 BOND FUNDS



                       NORTH CAROLINA TAX-FREE BOND FUND
CLASS A


                                                                 FOR THE YEAR ENDED APRIL 30,
                                                   ---------------------------------------------------------
                                                     2002        2001        2000        1999        1998
    NET ASSET VALUE, BEGINNING OF YEAR              $10.30      $ 9.91      $10.45      $10.30      $ 9.98
    --------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                           0.38        0.40        0.38        0.41        0.43
      Net realized and unrealized gains (loss)
        from investments                              0.19        0.39       (0.51)       0.20        0.32
    --------------------------------------------------------------------------------------------------------
        Total from investment activities              0.57        0.79       (0.13)       0.61        0.75
    --------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                          (0.38)      (0.40)      (0.38)      (0.41)      (0.43)
      In excess of net investment income             (0.10)         --       (0.01)         --          --
      Net realized gains                                --          --       (0.02)      (0.05)         --
    --------------------------------------------------------------------------------------------------------
        Total distributions                          (0.48)      (0.40)      (0.41)      (0.46)      (0.43)
    --------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF YEAR                    $10.39      $10.30      $ 9.91      $10.45      $10.30
    --------------------------------------------------------------------------------------------------------
        Total return                                  5.64%       8.04%      (1.15%)      5.96%       7.61%
    --------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of year (000)               $4,507      $4,225      $4,554      $4,870      $4,664
      Ratio of expenses to average net assets         1.10%       1.00%       0.98%       0.82%       0.69%
      Ratio of net investment income to average
        net assets                                    3.61%       3.38%       3.85%       3.89%       4.19%
      Ratio of expenses to average net assets*        1.37%       1.28%       1.26%       1.26%       1.29%
      Portfolio turnover rate**                          7%         13%         14%         11%         29%


CLASS B


                                                                 FOR THE YEAR ENDED APRIL 30,
                                                   ---------------------------------------------------------
                                                     2002        2001        2000        1999        1998
    NET ASSET VALUE, BEGINNING OF YEAR              $10.30      $ 9.92      $10.46      $10.30      $ 9.98
    --------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                           0.32        0.34        0.33        0.36        0.38
      Net realized and unrealized gains (loss)
        from investments                              0.20        0.38       (0.51)       0.21        0.32
    --------------------------------------------------------------------------------------------------------
        Total from investment activities              0.52        0.72       (0.18)       0.57        0.70
    --------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                          (0.32)      (0.34)      (0.33)      (0.36)      (0.38)
      In excess of net investment income                --          --       (0.01)         --          --
      Net realized gains                             (0.10)         --       (0.02)      (0.05)         --
    --------------------------------------------------------------------------------------------------------
        Total distributions                          (0.42)      (0.34)      (0.36)      (0.41)      (0.38)
    --------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF YEAR                    $10.40      $10.30      $ 9.92      $10.46      $10.30
    --------------------------------------------------------------------------------------------------------
        Total return (excludes redemption charge)     5.21%       7.39%      (1.64%)      5.53%       7.09%
    --------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of year (000)               $  425      $  439      $  449      $  570      $  511
      Ratio of expenses to average net assets         1.60%       1.50%       1.48%       1.32%       1.18%
      Ratio of net investment income to average
        net assets                                    3.11%       3.38%       3.34%       3.38%       3.70%
      Ratio of expenses to average net assets*        1.87%       1.77%       1.76%       1.76%       1.78%
      Portfolio turnover rate**                          7%         13%         14%         11%         29%


    * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

   ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS (REPORTS):

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

   You can get free copies of reports and the SAI, or request other information and discuss your questions about the funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

                                   RBC Funds
                                P.O. BOX 182485
                           Columbus, Ohio 43218-2485
                           Telephone: 1-800-442-3688

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:

You can obtain copies of Fund documents from the SEC as follows:
IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)
BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)
ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov
BY ELECTRONIC REQUEST:

publicinfo@sec.gov

Investment Company Act File No. 811-8384.

                                  RBC   Funds
RBC LARGE CAP EQUITY FUND

RBC MID CAP EQUITY FUND

RBC SMALL CAP EQUITY FUND

RBC GOVERNMENT INCOME FUND

RBC QUALITY INCOME FUND

RBC NORTH CAROLINA TAX-FREE BOND FUND

INVESTMENT ADVISER
GLENWOOD CAPITAL
MANAGEMENT, INC.
3201 Beechleaf Court, Suite 350
Raleigh, NC 27604

QUESTIONS?
Call 1-800-442-3688
or Your Investment Representative.

                                   PROSPECTUS
                                AUGUST 30, 2002

                                    CLASS I

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Fund Shares described in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


                                                          RISK/RETURN SUMMARY AND FUND EXPENSES
-----------------------------------------------------------------------------------------------------------------------
This prospectus describes the
following funds offered by the RBC
Funds (the "Funds"). Carefully review
this important section, which
summarizes each Fund's investments,
risks, past performance, and fees.

                                                          EQUITY FUNDS -- LARGE CAP EQUITY FUND, MID CAP EQUITY FUND
                                                          AND SMALL CAP EQUITY FUND

                                                [ICON]
                                                            3-8  Investment Objectives, Principal Investment
                                                                 Strategies, Principal Risks and Performance
                                                                 Information
                                                                 - 3   Large Cap Equity Fund
                                                                 - 5   Mid Cap Equity Fund
                                                                 - 7   Small Cap Equity Fund
                                                              9  Fees And Expenses

                                                          BOND FUNDS -- GOVERNMENT INCOME FUND, QUALITY INCOME FUND AND
                                                          NORTH CAROLINA TAX-FREE BOND FUND

                                                [ICON]
                                                          10-15  Investment Objectives, Principal Investment
                                                                 Strategies, Principal Risks and Performance
                                                                 Information
                                                                 - 10   Government Income Fund
                                                                 - 12   Quality Income Fund
                                                                 - 14   North Carolina Tax-Free Bond Fund
                                                             16  Fees And Expenses

                                                          ADDITIONAL INFORMATION

                                                [ICON]
                                                             17  Investing for Temporary Defensive Purposes
                                                             17  Other Risks
                                                             17  Overview of Risks of the Funds

                                                          FUND MANAGEMENT

                                                [ICON]
Review this section for details on the                       18  Investment Adviser
people and organizations who oversee                         18  Portfolio Managers
the Funds. The Funds are managed                             19  Distributor and Administrator
by Glenwood Capital Management, Inc.
("GCM" or the "Adviser").

                                                          SHAREHOLDER INFORMATION

                                                [ICON]
Review this section for details on                           20  Pricing of Fund Shares
how shares are valued, how to                                21  Purchasing and Adding to Your Class I Shares
purchase, sell and exchange shares,                          23  Selling Your Shares
related charges and payments of                              25  General Policies on Selling Shares
dividends and distributions.                                 27  Exchanging Your Shares
                                                             28  Dividends, Distributions and Taxes

                                                          FINANCIAL HIGHLIGHTS

                                                [ICON]
                                                             29

                                                          BACK COVER

                                                [ICON]
                                                                 Where To Learn More About the Funds

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS



   RBC LARGE CAP EQUITY FUND
   INVESTMENT OBJECTIVES. Long-term capital appreciation.


   PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of large U.S. companies each having $10 billion or more in market capitalization at the time of purchase by the Fund. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Adviser uses quantitative and qualitative analysis to select stocks for the Fund's portfolio that the Adviser believes offer attractive growth opportunities and are selling at reasonable prices. The Adviser pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Adviser's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Adviser utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. A portion of the Fund's assets may be invested in securities of non-U.S. companies, generally through American Depository Receipts ("ADRs"). The Adviser will consider selling those securities which no longer meet the Fund's criteria for investing. The Fund may also engage to a limited extent in short sales "against the box" and certain other hedging transactions in an effort to offset anticipated negative market movements.


   MARKET CAPITALIZATION is a common measure of the size of a company. It is the market price of a share of the company's stock multiplied by the number of shares that are outstanding.

   SHORT SALES "AGAINST THE BOX." In a short sale, the buyer agrees to sell a security it does not own. The buyer then buys or borrows the security to complete the sale. The Fund may engage only in short sales "against the box." Thus, the Fund may sell a security short only if it already owns, or has the right to obtain at no additional cost, an equal amount of the security. In these transactions, the Fund seeks to hedge against a decline in the price of the security.

   A full discussion of all permissible investments can be found in the Funds' Statement of Additional Information ("SAI").

   PRINCIPAL RISKS

   Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

   MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any individual stock.

   SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

   FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability,
   (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

   HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Adviser does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS




   PERFORMANCE INFORMATION



   The bar chart and table provide an indication of the risks of an investment in the Large Cap Equity Fund by showing its performance (before and after taxes) from year to year and as compared to a broad-based securities index. The Standard and Poor's 500 Composite Stock Price Index (the "S&P 500(R)") in the table below is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE*
             YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS I SHARES
        (BOTH THE CHART AND THE TABLE ASSUME REINVESTMENT OF DIVIDENDS AND
                                  DISTRIBUTIONS.)
   [PERFORMANCE BAR CHART]

1992                                                                             10.39%
93                                                                               13.15
94                                                                               -2.61
95                                                                               31.95
96                                                                               20.53
97                                                                               28.01
98                                                                               15.77
99                                                                               24.92
00                                                                              -11.75
01                                                                              -16.34



                                                                         Best quarter:      Q4  1998      23.38%
                                                                         Worst quarter:     Q3  2001     -16.08%



For the period January 1, 2002 through June 30, 2002, the aggregate (non-annualized) total return of the Fund was -14.20%.


    * The quoted performance of the Fund includes the performance of a common trust fund ("Commingled") account advised by the Adviser (including its predecessor) and managed the same as the Fund in all material respects, for periods dating back to December 31, 1990, and prior to the Fund's commencement of operations on October 1, 1996, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The Commingled account was not registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower.)

   PERFORMANCE TABLE


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. After-tax returns are not available and are therefore not required to be presented for the periods prior to the time the Fund became a registered investment company.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2001)


                                                                    PAST     PAST 5    PAST 10
                                                                    YEAR      YEARS     YEARS
      Return Before Taxes                                          -16.34%     6.45%   10.17%
      Return After Taxes on Distributions                          -16.36%     4.85%      n/a
      Return After Taxes on Distributions and Sale of Shares        -9.95%     4.97%      n/a
      S&P 500 Index(R)                                             -11.89%    10.69%   12.93%

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS



   RBC MID CAP EQUITY FUND
   INVESTMENT OBJECTIVE. Long-term capital appreciation.


   PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of mid-sized companies that fall within the market capitalization range of companies in the Standard and Poor's Mid Cap 400 Composite Stock Price Index (the "S&P Mid Cap 400 Index") at the time of purchase by the Fund. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. Investments are primarily in common stocks. The Adviser uses quantitative and qualitative analysis to select stocks for the Fund's portfolio that the Adviser believes offer attractive growth opportunities and are selling at reasonable prices. The Adviser pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Adviser's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Adviser utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs. As of May 31, 2002, the range of market capitalization of companies within the S&P Mid Cap 400 Index was $262 million to $8.8 billion. The Adviser will consider selling those securities which no longer meet the Fund's criteria for investing. The Fund may also engage to a limited extent in short sales "against the box" and certain other hedging transactions in an effort to offset anticipated negative market movements.


   A full discussion of all permissible investments can be found in the SAI.

   PRINCIPAL RISKS

   Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

   MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any individual stock.

   SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

   CAPITALIZATION RISK. Stocks of mid-sized companies carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the price it wants. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.

   FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability,
   (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

   HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Adviser does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS




   PERFORMANCE INFORMATION



   The bar chart and table provide an indication of the risks of an investment in the Mid Cap Equity Fund by showing its performance (before and after taxes) from year to year and as compared to broad-based securities indices. The S&P Mid Cap 400 Index in the table below is an unmanaged index of 400 selected common stocks of mid-sized companies. The Russell Midcap Index, in the table below, is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE*
             YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS I SHARES
        (BOTH THE CHART AND THE TABLE ASSUME REINVESTMENT OF DIVIDENDS AND
                                  DISTRIBUTIONS.)
   [PERFORMANCE BAR CHART]

1992                                                                             16.14%
93                                                                               18.22
94                                                                               -8.26
95                                                                                  35
96                                                                               24.35
97                                                                               26.64
98                                                                               21.53
99                                                                               11.07
00                                                                               15.52
01                                                                                1.05



                                                                         Best quarter:      Q4  1998     29.04%
                                                                         Worst quarter:     Q3  2001    -15.75%



For the period January 1, 2002 through June 30, 2002, the aggregate (non-annualized) total return of the Fund was -5.00%.


    * The quoted performance of the Fund includes the performance of a common trust fund ("Commingled") account advised by the Adviser (including its predecessor) and managed the same as the Fund in all material respects, for periods dating back to December 31, 1990 and prior to the Fund's commencement of operations on June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The Commingled account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower.)

   PERFORMANCE TABLE


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. After-tax returns are not available and are therefore not required to be presented for the periods prior to the time the Fund became a registered investment company.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2001)


                                                                          PAST    PAST 5   PAST 10
                                                                          YEAR    YEARS     YEARS
          Return Before Taxes                                             1.05%   14.82%   15.48%
          Return After Taxes on Distributions                            -0.66%    9.77%      n/a
          Return After Taxes on Distributions and Sale of Shares          1.94%   10.73%      n/a
          S&P Mid Cap 400 Index                                          -0.60%   16.11%   15.00%
          Russell Midcap Index                                           -5.62%   11.40%   13.58%

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS



   RBC SMALL CAP EQUITY FUND
   INVESTMENT OBJECTIVE. Long-term capital appreciation.


   PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the common stocks of small companies. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. Small companies are defined as those with market capitalizations that fall within the range of the companies in the S&P 600 Small Cap Index at the time of purchase by the Fund. As of May 31, 2002, the range of market capitalization of companies in the S&P 600 Small Cap Index was $60 million to $2.9 billion. The Adviser uses quantitative and qualitative analysis to select stocks of issuers the Adviser believes offer attractive growth opportunities and are selling at reasonable prices. The Adviser pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Adviser's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Adviser utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. The Fund may also invest a portion of its assets in equity and debt securities of non-U.S. issuers, generally in the form of ADRs. The Adviser may elect to exclude an eligible company from the Fund's portfolio if it believes the company is in financial difficulty or if it believes that the company's stock is too illiquid. The Adviser will consider selling investments if the issuer's market capitalization increases to the point that it is ranked in the top half of all NYSE companies. The Fund may also engage to a limited extent in short sales "against the box" and certain other hedging transactions in an effort to offset anticipated negative market movements.


   A full discussion of all permissible investments can be found in the SAI.

   PRINCIPAL RISKS

   Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

   MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any individual stock.

   SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

   CAPITALIZATION RISK. Stocks of smaller companies carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the price it wants. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.

   FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability,
   (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

   HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Adviser does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS




   PERFORMANCE INFORMATION



   The bar chart and table provide an indication of the risks of an investment in the Small Cap Equity Fund by showing its performance (before and after taxes) from year to year and as compared to broad-based securities indices. The S&P 600 Small Cap Index, in the table below, is an unmanaged index of selected small capitalization stocks representative of the small company sector of the equity market. The Russell 2000 Index, in the table below, measures the performance of the 2000 smallest companies in the Russell 3000 Index. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE*
             YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS I SHARES
        (BOTH THE CHART AND THE TABLE ASSUME REINVESTMENT OF DIVIDENDS AND
                                  DISTRIBUTIONS.)
   [PERFORMANCE BAR CHART]

1995                                                                             20.99%
96                                                                               23.09
97                                                                               31.97
98                                                                                9.16
99                                                                                10.7
00                                                                                10.9
01                                                                               -1.44


                                                                         Best quarter:      Q4  1998    23.99%
                                                                         Worst quarter:     Q3  1998    -17.98%


For the period January 1, 2002 through June 30, 2002, the aggregate (non-annualized) total return of the Fund was -4.15%.


    * The quoted performance of the Fund includes the performance of a common trust fund ("Commingled") account advised by the Adviser (including its predecessor) and managed the same as the Fund in all material respects, for periods dating back to January 1, 1995, and prior to the Fund's commencement of operations on May 2, 1997, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The Commingled account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower.)

   PERFORMANCE TABLE


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. After-tax returns are not available and are therefore not required to be presented for the periods prior to the time the Fund became a registered investment company.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2001)


                                                                                    PAST    PAST 5   SINCE INCEPTION
                                                                                    YEAR    YEARS      (12/31/94)
                    Return Before Taxes                                            -1.44%   11.75%       14.61%
                    Return After Taxes on Distributions                            -1.73%      n/a       10.50%
                    Return After Taxes on Distributions and Sale of Shares         -0.62%      n/a        9.94%
                    S&P 600 Small Cap Index                                         6.54%   10.66%       14.75%
                    Russell 2000 index                                              2.49%    7.52%       11.56%

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS



   FEES AND EXPENSES
   This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Equity Funds.

                                      FEE TABLE


                                                                    LARGE CAP        MID CAP        SMALL CAP
                                                                   EQUITY FUND     EQUITY FUND     EQUITY FUND
                                                                    I SHARES        I SHARES        I SHARES
    ---------------------------------------------------------------------------------------------------------------
    SHAREHOLDER FEES
      (fees paid directly from your investment)
    Maximum Sales Charge (Load) Imposed on Purchases
      (as a % of offering price)                                      None            None            None
    Maximum Deferred Sales Charge (Load)
      (as a % of offering or sales price, whichever is less)          None            None            None
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
    Management fees                                                   0.70%           0.70%           0.70%
    Distribution (12b-1) fees                                         None            None            None
    Other expenses*                                                   0.46%           0.45%           0.71%
                                                                      ----            ----            ----
    TOTAL ANNUAL FUND OPERATING EXPENSES*                             1.16%           1.15%           1.41%
                                                                      ----            ----            ----



   * Based on estimated expenses for the current fiscal year


   EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUNDS WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE
   ASSUMES:

     - $10,000 INVESTMENT

     - 5% ANNUAL RETURN AND REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     - REDEMPTION AT THE END OF EACH PERIOD

     - NO CHANGES IN THE FUND'S OPERATING EXPENSES

   ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


                                                                    LARGE CAP        MID CAP        SMALL CAP
                                                                   EQUITY FUND     EQUITY FUND     EQUITY FUND
                                                                    I SHARES        I SHARES        I SHARES
    ---------------------------------------------------------------------------------------------------------------
    ONE YEAR AFTER PURCHASE                                          $  118          $  117          $  144
    THREE YEARS AFTER PURCHASE                                       $  368          $  365          $  446
    FIVE YEARS AFTER PURCHASE                                        $  638          $  633          $  771
    TEN YEARS AFTER PURCHASE                                         $1,409          $1,398          $1,691

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS



   RBC GOVERNMENT INCOME FUND
   INVESTMENT OBJECTIVES. Relatively high current income consistent with relative stability of principal and safety.


   PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities). The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Fund's investments in securities guaranteed by U.S. Government agencies are primarily mortgage backed securities. In general, its investments will have maximum maturities of ten years. By limiting the maturity of its portfolio securities the Fund seeks to moderate principal fluctuations. In addition, the Fund's Adviser pursues the Fund's objective by actively managing portfolio maturity and security selection by considering economic and market conditions. While short-term interest rate bets are avoided, the Adviser constantly monitors economic conditions and adjusts portfolio maturity, where appropriate, to capitalize on interest rate trends. Security selection is managed considering factors such as credit risk and relative interest rate yields available among fixed income market sectors.



   To permit desirable flexibility, the Fund has authority to invest a portion of its assets in corporate debt securities rated A or better by Standard and Poor's ("S&P") or Moody's Investor Services ("Moody's") (or deemed of comparable quality by the Adviser) and high quality money market instruments including commercial paper rated A-1 or better by S&P or Prime or better by Moody's (or deemed by the Adviser to be of comparable quality); certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; and repurchase agreements with respect to securities in which the Fund is authorized to invest. The Fund may engage in transactions designed to hedge its portfolio against market declines.


   While the Fund will not normally engage in frequent trading of portfolio securities, it will make changes in its investment portfolio from time to time as economic conditions and market prices dictate based on the Fund's investment objective. The Fund may also sell a security if it falls below the minimum credit quality required for purchase. If the Fund does buy and sell securities frequently, there will be increased transaction costs, which can negatively impact Fund performance and cause additional taxable gains to shareholders.

   A full discussion of all permissible investments can be found in the SAI.

   PRINCIPAL RISKS

   Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. There is no guarantee that the Fund will meet its goals. It is possible to lose money by investing in the Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   INTEREST RATE RISK. All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of the Fund's bond investments, and of its shares, will decline. In general, the longer the maturity of a bond, the higher the risk of price fluctuation.

   CREDIT RISK. Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. The lower the credit rating of an instrument or issuer, the higher the level of credit risk.

   MARKET RISK. Market risk means that the bond market fluctuates in general, which may affect the performance of any individual fixed income security.

   SELECTION RISK. Selection risk means that the particular bonds that are selected for the Fund may underperform the market or other funds with similar objectives.


   PREPAYMENT AND EXTENSION RISK. When interest rates decline, the Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such prepayments are common when interest rates decline. When such a prepayment occurs, the Fund is exposed to lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result, the value of such securities may decline


   CALL RISK. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.


   HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Adviser does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS




   PERFORMANCE INFORMATION



   The bar chart and table provide an indication of the risks of an investment in the Government Income Fund by showing its performance (before and after taxes) from year to year and as compared to broad-based securities indices. The Lehman Brothers Intermediate Government/Credit Index in the table below is an unmanaged index comprised of U.S. Treasury issues, debt of U.S. Government agencies and corporate debt guaranteed by the U.S. Government. The Lehman Brothers Intermediate Government Index, in the table below, is an unmanaged index comprised of U.S. Treasury issues and debt of U.S. Government agencies guaranteed by the U.S. Government. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE*
             YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS I SHARES
        (BOTH THE CHART AND THE TABLE ASSUME REINVESTMENT OF DIVIDENDS AND
                                  DISTRIBUTIONS.)
   [PERFORMANCE BAR CHART]

1992                                                                              6.12%
93                                                                                6.92
94                                                                               -1.56
95                                                                               13.52
96                                                                                2.86
97                                                                                7.23
98                                                                                7.57
99                                                                                0.89
00                                                                                9.48
01                                                                                8.04



                                                                         Best quarter:      Q3  2001     4.76%
                                                                         Worst quarter:     Q1  1994    -1.37%



For the period January 1, 2002 through June 30, 2002, the aggregate (non-annualized) total return of the Fund was 3.38%.


    * The quoted performance of the Fund includes the performance of a common trust fund ("Commingled") account advised by the Adviser (including its predecessor) and managed the same as the Fund in all material respects, for periods dating back to December 31, 1990, and prior to the Fund's commencement of operations on June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The Commingled account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower.)

   PERFORMANCE TABLE


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. After-tax returns are not available and are therefore not required to be presented for the periods prior to the time the Fund became a registered investment company.


    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2001)


                                                                                    PAST    PAST 5   PAST 10
                                                                                    YEAR    YEARS    YEARS
                    Return Before Taxes                                             8.04%   6.60%     6.02%
                    Return After Taxes on Distributions                             5.75%   4.20%       n/a
                    Return After Taxes on Distributions and Sale of Shares          4.86%   4.11%       n/a
                    Lehman Brothers Intermediate Government Index                   8.42%   7.06%     6.65%
                    Lehman Brothers Intermediate Government/Credit Index            7.24%   7.40%     7.14%

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS



   RBC QUALITY INCOME FUND

   INVESTMENT OBJECTIVES. Current income and appreciation.



   PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities) and investment grade corporate debt obligations as well as other fixed income securities such as asset backed securities, mortgage backed securities and bank obligations. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. At least 70% of the Fund's total assets will be invested in fixed income securities rated at the time of purchase in one of the three highest categories and at least 80% of the Fund's net assets will be invested in securities that are investment grade - i.e., rated within the four highest categories by nationally recognized statistical rating organizations ("Rating Agencies") (or unrated securities of comparable quality). The Fund primarily focuses on maximizing current income. However, the Fund also may purchase fixed income securities that the Adviser believes have potential for capital appreciation in an attempt to achieve a high level of total return. The Fund also seeks to increase its total return by shortening the average maturity of its portfolio when it expects interest rates to increase and lengthening the average maturity to take advantage of expected interest rate declines. The Fund expects to maintain a dollar-weighted average portfolio maturity between five and fifteen years. The Adviser diversifies the Fund's holdings among sectors it considers favorable and reallocates assets in response to actual and expected market and economic changes.


   In selecting individual securities, the Adviser considers various factors, including: outlook for the economy and anticipated changes in interest rates and inflation; securities that appear to be inexpensive relative to other comparable securities; and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security.

   Up to 30% of the Fund's total assets may be invested in securities rated BBB by S&P or Baa by Moody's (or, if unrated, deemed of comparable quality by the Adviser), preferred stocks, zero coupon obligations and convertible securities. The Fund may use covered options or interest-rate futures contracts to lengthen or shorten the Fund's average portfolio maturity.


   The Fund may sell a security if it falls below the minimum credit quality required for purchase, but it is not required to do so. In addition, the Fund may buy and sell shares relatively often.


   A full discussion of all permissible investments can be found in the SAI.

   PRINCIPAL RISKS

   Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. There is no guarantee that the Fund will meet its goals. It is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   INTEREST RATE RISK. All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of the Fund's bond investments, and of its shares, will decline. In general, the longer the maturity of a bond, the higher the risk of price fluctuation.

   CREDIT RISK. Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. The lower the credit rating of an instrument or issuer, the higher the level of credit risk. The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in the four highest rating categories. Obligations rated in the fourth highest rating category are considered to have speculative characteristics. If an issuer of fixed income securities defaults on its obligations to pay interest or repay principal, or a bond's credit rating is downgraded, the Fund could lose money.

   MARKET RISK. Market risk means that the bond market in general fluctuates, which may affect the performance of any individual fixed income security.

   SELECTION RISK. Selection risk means that the particular bonds that are selected for the Fund may underperform the market or other funds with similar objectives.


   PREPAYMENT AND EXTENSION RISK. When interest rates decline, the Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such prepayments are common when interest rates decline. When such a prepayment occurs, the Fund is exposed to lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS


   subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result the value of such securities may decline.


   CALL RISK. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.



   HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Adviser does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.



   HIGH PORTFOLIO TURNOVER. A high portfolio turnover rate generally involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.



   PERFORMANCE INFORMATION



   The bar chart and table provide an indication of the risks of an investment in the Quality Income Fund by showing performance (before and after taxes) of its first full year of operation and as compared to broad-based securities indices. The Lehman Brothers Intermediate Government/Credit Index in the table below is an unmanaged index comprised of U.S. Treasury issues, debt of U.S. Government agencies and corporate debt guaranteed by the U.S. Government. The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE*
             YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS I SHARES
        (BOTH THE CHART AND THE TABLE ASSUME REINVESTMENT OF DIVIDENDS AND
                                  DISTRIBUTIONS.)
   [PERFORMANCE BAR CHART]

2000                                                                             11.69%
2001                                                                              5.63



                                                                         Best quarter:      Q4  2000    4.77%
                                                                         Worst quarter:     Q4  2001    -1.06%



For the period January 1, 2002 through June 30, 2002, the aggregate (non-annualized) total return of the Fund was 1.67%.


   PERFORMANCE TABLE

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans.
    AVERAGE ANNUAL TOTAL RETURNS* (FOR THE PERIODS ENDING DECEMBER 31, 2001)


                                                                                    PAST    SINCE INCEPTION
                                                                                    YEAR        5/11/99
                    Return Before Taxes                                              5.63%        6.22%
                    Return After Taxes on Distributions                              3.11%        3.74%
                    Return After Taxes on Distributions and Sale of Shares           3.44%        3.73%
                    Lehman Brothers Aggregate Bond Index                             8.44%        7.16%
                    Lehman Brothers Government/Credit Index                          8.42%        7.03%


    * Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower.)

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS



   RBC NORTH CAROLINA TAX-FREE BOND FUND
   INVESTMENT OBJECTIVES. High current income that is free from both federal income tax and North Carolina personal income tax, together with relative safety of principal.


   PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in obligations issued by the State of North Carolina, its political subdivisions, and their agencies and instrumentalities, the income from which, in the opinion of the issuer's bond counsel, is exempt from regular federal and North Carolina personal income taxes. As a fundamental policy, the Fund must normally (i.e., at times other than when investing for temporary, defensive purposes) invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities producing income that is not subject to either regular federal income tax or North Carolina state income taxation. However, the Fund will attempt to provide income that is fully free from regular federal and North Carolina personal income tax as well as from federal alternative minimum tax ("AMT"). The Fund must, under normal market conditions, have at least 80% of its net assets invested in municipal obligations issued by the State of North Carolina or its political subdivisions and at least 80% of its total assets will be invested in bonds although it expects generally to have higher portions invested in those instruments. No security in the Fund will have a remaining maturity of more than fifteen years.



   The Fund will purchase securities rated at least A or SP-1 by S&P or A or MIG-1 by Moody's or other rated or unrated securities of comparable quality. The Fund may invest up to 20% of its assets in AMT obligations (10% maximum); municipal obligations issued by state or their political sub-divisions other than North Carolina; U.S. Government securities; bank obligations; commercial paper; other taxable debt obligations and cash reserves; and repurchase agreements. The Fund may temporarily invest up to 50% in taxable and AMT investments under unusual market conditions. The Fund may engage in transactions designed to hedge its portfolio against market declines.


   The Adviser varies the average portfolio maturity and reallocates its investments from time to time in response to actual and expected interest rate movements as well as other market and economic conditions.

   The Fund may also sell a security if it falls below the minimum credit quality required for purchase.

   A full discussion of all permissible investments can be found in the SAI.

   PRINCIPAL RISKS

   Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. There is no guarantee that the Fund will meet its goals. It is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   INTEREST RATE RISK. All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of the Fund's bond investments, and of its shares, will decline. In general, the longer the maturity of a bond, the higher the risk of price fluctuation.

   CREDIT RISK. Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. The lower the credit rating of an instrument or issuer, the higher the level of credit risk. The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in the three highest rating categories.

   MARKET RISK. Market risk means that the bond market in general fluctuates, which may affect the performance of any individual fixed income security.

   SELECTION RISK. Selection risk means that the particular bonds that are selected for the Fund may underperform the market or other funds with similar objectives.

   STATE SPECIFIC RISK. Because the Fund invests primarily in securities issued by North Carolina and its municipalities, it is more vulnerable to unfavorable political, economic or regulatory factors that may impair the ability of North Carolina issuers to pay interest or repay principal on their debt obligations than a fund that invests in obligations of many different states.

   CALL RISK. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.


   HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Adviser does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS




   PERFORMANCE INFORMATION



   The bar chart and table provide an indication of the risks of an investment in the North Carolina Tax-Free Bond Fund by showing its performance (before and after taxes) from year to year and as compared to a broad-based securities index. The Lehman Brothers Five-Year General Obligation Municipal Bond Index is an unmanaged index of debt obligations issued by municipalities. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE*
             YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS I SHARES
        (BOTH THE CHART AND THE TABLE ASSUME REINVESTMENT OF DIVIDENDS AND
                                  DISTRIBUTIONS.)
   [PERFORMANCE BAR CHART]

1992                                                                              5.53%
93                                                                                8.28
94                                                                               -3.85
95                                                                               12.55
96                                                                                2.78
97                                                                                 8.3
98                                                                                5.85
99                                                                               -1.35
00                                                                                8.16
01                                                                                4.47


                                                                         Best quarter:      Q1  1995    4.67%
                                                                         Worst quarter:     Q1  1994    -3.49%


For the period January 1, 2002 through June 30, 2002, the aggregate (non-annualized) total return of the Fund was 4.04%.


    * The quoted performance of the Fund includes the performance of a common trust fund ("Commingled") account advised by RBC and managed the same as the Fund in all material respects, for periods dating back to January 31, 1991, and prior to the Fund's commencement of operations on June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The Commingled account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower.)

   PERFORMANCE TABLE


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. After-tax returns are not available and are therefore not required to be presented for the periods prior to the time the Fund became a registered investment company.

   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2001)


                                                                                   PAST    PAST 5   PAST 10   SINCE INCEPTION
                                                                                   YEAR    YEARS     YEARS        1/31/91
                    Return Before Taxes                                            4.47%   5.02%    4.97%          5.13%
                    Return After Taxes on Distributions                            4.24%   4.95%      n/a          5.09%
                    Return After Taxes on Distributions and Sale of Shares         4.49%   4.89%      n/a          5.04%
                    Lehman Brothers Five-Year General Obligation Municipal Bond
                      Index                                                        0.74%   5.71%    5.72%          5.96%

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS



   FEES AND EXPENSES
   This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Bond Funds.

                                     FEE TABLE


                                                                  GOVERNMENT        QUALITY          NORTH CAROLINA
                                                                 INCOME FUND      INCOME FUND      TAX-FREE BOND FUND
                                                                   I SHARES         I SHARES            I SHARES
    -----------------------------------------------------------------------------------------------------------------------
    SHAREHOLDER FEES
      (fees paid directly from your investment)
    Maximum Sales Charge (Load) Imposed on Purchases (as a %
      of offering price)                                             None             None                None
    Maximum Deferred Sales Charge (Load)
      (as a % of offering or sales price, whichever is less)         None             None                None
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from fund assets)
    Management fees                                                  0.30%            0.60%               0.35%
    Distribution (12b-1) fees                                        None             None                None
    Other expenses*                                                  0.48%            0.44%               0.52%
                                                                     ----             ----                ----
    TOTAL ANNUAL FUND OPERATING EXPENSES*                            0.78%            1.04%               0.87%
                                                                     ----             ----                ----



   * Based on estimated expenses for the current fiscal year


   EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUNDS WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE
   ASSUMES:

     - $10,000 INVESTMENT

     - 5% ANNUAL RETURN AND REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     - REDEMPTION AT THE END OF EACH PERIOD

     - NO CHANGES IN THE FUND'S OPERATING EXPENSES.

   ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


                                                                  GOVERNMENT        QUALITY           NORTH CAROLINA
                                                                 INCOME FUND      INCOME FUND       TAX-FREE BOND FUND
                                                                   I SHARES         I SHARES             I SHARES
    ------------------------------------------------------------------------------------------------------------------------
    ONE YEAR AFTER PURCHASE                                          $ 80            $  106               $   89
    THREE YEARS AFTER PURCHASE                                       $249            $  331               $  278
    FIVE YEARS AFTER PURCHASE                                        $433            $  574               $  482
    TEN YEARS AFTER PURCHASE                                         $966            $1,271               $1,073

 [ICON]

 DESCRIPTION OF THE FUNDS                 ADDITIONAL INFORMATION



   INVESTING FOR TEMPORARY DEFENSIVE PURPOSES


   When Glenwood Capital Management ("GCM") determines that market conditions are appropriate, each of the Equity and Bond Funds may, for temporary defensive purposes, hold investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income). Each of the Equity and Bond Funds may invest up to 100% of its assets in money market instruments including short-term U.S. government securities, bank obligations and commercial paper. The Mid Cap, Large Cap and Small Cap Equity Funds' defensive investments may include instruments rated in the top three rating categories, but up to 15% of each Equity Fund's assets may be invested in securities rated BBB or Baa by S&P or Moody's. These instruments may have speculative characteristics. Each of the Bond Funds may also shorten its dollar-weighted average maturity below its normal range if such action is deemed appropriate by GCM for temporary defensive purposes. In addition, the North Carolina Tax-Free Bond Fund may invest up to 50% of its total assets for temporary defensive purposes in investments producing taxable income and AMT obligations. The Equity Funds may invest in equity securities which in the Adviser's opinion are more conservative than the types of securities that the Funds typically invest in. If a Fund is investing defensively, it will not be pursuing its investment objective.






                          RISK PROFILE OF MUTUAL FUNDS



                                   [DIAGRAM]



                          OVERVIEW OF RISKS OF THE FUNDS


    ------------------------------------------------------------------------------------------------------------------------
                                                                   FOREIGN
                                             MARKET   SELECTION   INVESTMENT   INTEREST    CREDIT   PREPAYMENT   HEDGING
                                              RISK      RISK         RISK      RATE RISK    RISK       RISK       RISK
    ------------------------------------------------------------------------------------------------------------------------
      Large Cap Equity Fund                    X          X           X                                             X
    ------------------------------------------------------------------------------------------------------------------------
      Mid Cap Equity Fund                      X          X           X                                             X
    ------------------------------------------------------------------------------------------------------------------------
      Small Cap Equity Fund                    X          X           X                                             X
    ------------------------------------------------------------------------------------------------------------------------
      Government Income Fund                   X          X                        X         X          X           X
    ------------------------------------------------------------------------------------------------------------------------
      Quality Income Fund                      X          X                        X         X          X           X
    ------------------------------------------------------------------------------------------------------------------------
      North Carolina Tax-Free Bond Fund        X          X                        X         X                      X
    ------------------------------------------------------------------------------------------------------------------------

   A complete description of these and other risks can be found in the sections "Principal Risks," under each Fund's summary.

 [ICON]

 MANAGEMENT OF THE FUNDS                         FUND MANAGEMENT



   INVESTMENT ADVISER


   The Funds are advised by GCM. GCM is a wholly-owned subsidiary of RBC Centura Bank, which is a wholly owned subsidiary of RBC Centura Banks, Inc. GCM maintains offices at 3201 Beechleaf Court, Suite 350, Raleigh, North Carolina 27604. RBC Centura Bank is a member of the Federal Reserve System and manages the financial assets of individual and institutional investors. RBC Centura Banks is wholly owned by Royal Bank of Canada ("RBC"). RBC is a diversified financial services company that provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, online banking and transaction processing on a global basis. RBC employs approximately 50,000 people who serve approximately 10 million personal, business and public sector customers in North America and in some 30 countries around the world. GCM has approximately $ billion in assets under management as of May 31, 2002 and has over 60 years of investment management experience. GCM employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.


   For these advisory services, the Funds paid fees as follows during the fiscal year ended April 30, 2002:

                                                                  AS A PERCENTAGE OF
                                                                  AVERAGE NET ASSETS
                                                                   AS OF 4/30/2002
   Large Cap Equity Fund                                                0.70%
   Mid Cap Equity Fund                                                  0.70%
   Small Cap Equity Fund                                                0.70%
   Government Income Fund                                               0.30%
   Quality Income Fund                                                  0.60%
   North Carolina Tax-Free Bond Fund                                    0.35%

   PORTFOLIO MANAGERS


   GCM has several portfolio managers committed to the day-to-day management of the Equity Funds, each of whom provided these services for the Funds through RBC Centura Bank prior to the assumption of the Funds' investment advisory contract by GCM in April, 2001.


   TED PONKO, CFA, has primary responsibility for management of the RBC LARGE CAP EQUITY FUND as well as co-management responsibility for the RBC SMALL CAP EQUITY FUND. Mr. Ponko has been a portfolio manager with RBC Centura Bank since August, 1998. From March 1993 to July 1998, Mr. Ponko was a trust officer with RBC Centura Bank. Mr. Ponko has over 15 years of experience in trust sales, administration, and investment. In 1978 he received a Bachelor of Arts degree with Honors in Philosophy from the College of William and Mary. He subsequently received his Master of Arts and Ph.D. from the University of North Carolina at Chapel Hill. Mr. Ponko is a CFA Charterholder Chartered Financial Consultant (ChFC) and a Certified Employee Benefits Specialist (CEBS).

   FORBES WATSON serves as portfolio manager for the RBC MID CAP EQUITY FUND. Mr. Watson joined RBC Centura Bank in August, 1998 and has 21 years' experience in the investment industry. Prior to joining RBC Centura Bank, Mr. Watson was employed as a portfolio manager with ParkSouth Corporation in Jackson, Mississippi from February 1997 to August 1998 and as a portfolio manager with Trustmark National Bank from June 1995 to February 1997. He graduated from the University of North Texas with a Bachelor of Arts degree in Finance and from Millsaps College with a Masters in Business Administration. He is a Level III candidate in the Chartered Financial Analyst program, a member of both the North Carolina Society for Financial Analysts and the Association for Investment Management and Research and a Beta Gamma Sigma honorary member at Millsaps College.
 18

 [ICON]

 RBC PORTFOLIO MANAGERS                          FUND MANAGEMENT


   TERRY WALL serves as co-manager of the RBC SMALL CAP EQUITY FUND. Mrs. Wall has over 17 years experience in the trust investment area of RBC Centura Bank. She graduated from East Carolina University in Greenville with a Bachelor of Science in Business Administration. Mrs. Wall began her career with RBC Centura Bank (then Planters Bank) in the trust investment division in 1985. She is a Certified Public Accountant and a member of the North Carolina Association of Certified Public Accountants and the American Institute of Certified Public Accountants. She is a Level III candidate in the Charters Financial Analyst program. Mrs. Wall's other duties include serving as administrative liaison for the Investment Management Department, equity and fixed income trading, and performance evaluation.



   The RBC QUALITY INCOME FUND, RBC NORTH CAROLINA TAX-FREE BOND FUND and RBC GOVERNMENT INCOME FUND are managed by the Fixed Asset Group of GCM with no individual group member being responsible solely for investment decisions.

   DISTRIBUTOR AND ADMINISTRATOR

   BISYS Fund Services Ohio, Inc ("BISYS") provides management and administrative services to the Funds, including providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping and legal services. BISYS also acts as the fund accountant, transfer agent and dividend paying agent of the Funds. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219.

   Centura Funds Distributor, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Funds' distributor. The Distributor is an affiliate of BISYS and was formed specifically to distribute the Funds.

 [ICON]

 SHAREHOLDER INFORMATION



   PRICING OF FUND SHARES

   HOW NAV IS CALCULATED

The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

                NAV =
     Total Assets - Liabilities
     --------------------------
          Number of Shares
             Outstanding
-----------------------------------

You can find most Funds' NAV daily
in the Wall Street Journal and in
other newspapers.

   The per share NAV for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange (the "Exchange"), normally at 4:00 p.m. Eastern time, on days the Exchange is open.

   Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received in good order by the Fund on any day that the Exchange is open for business. For example: If you place a purchase order to buy shares of the Government Income Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next day at 4:00 p.m. Eastern time.

   The Funds' securities, other than short-term debt obligations, are generally valued at current market prices unless market quotations are not available, in which case securities will be valued by a method that the Board of Directors believes accurately reflects fair value. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost or based on their acquisition cost.

 [ICON]

 SHAREHOLDER INFORMATION




PURCHASING AND SELLING YOUR SHARES

   You may purchase shares of the Funds through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.* If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.


   PURCHASING AND ADDING TO YOUR CLASS I SHARES

   Class I shares are available to certain trust or institutional clients of the Adviser, as well as clients investing through a qualified wrap account through an approved broker-dealer. Class I shares are also available for purchase through brokers and other financial intermediaries affiliated with RBC Financial Group that provide various administrative and distribution services. Class I shares may also be purchased by Directors, trustees, employees and their family members of the Adviser, Administrator and their affiliates.

                                              MINIMUM       MINIMUM
                                              INITIAL      SUBSEQUENT
                ACCOUNT TYPE                 INVESTMENT    INVESTMENT
 CLASS I
 Regular (non-retirement)                      $1,000         $250
 Retirement (IRA)                              $  250         $  0
 Automatic Investment Plan                     $   50         $ 50


   All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Neither third-party checks nor credit card convenience checks are accepted.


   A Fund may make its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interest of a Fund and its shareholders.


   * Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Administrator. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers.


     AVOID BACKUP TAX WITHHOLDING
     Each Fund is required to withhold 30.5% (30% for 2002 and 2003) of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

 [ICON]

 SHAREHOLDER INFORMATION



   INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

   If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

   All investments made by regular mail or express delivery, whether initial or subsequent, should be sent:


     BY MAIL                  BY REGULAR MAIL                                   BY EXPRESS MAIL
                              RBC Funds                                         RBC Funds
                              P.O. Box 182485                                   3435 Stelzer Road
                              Columbus, OH 43218-2485                           Columbus, OH 43219
                              For Initial Investment:
                              1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
                              2. Make check, bank draft or money order payable to "RBC Funds" and include the name of the appropriate Fund(s) on the check.
                              3. Mail or deliver application and payment to address above.
                              For Subsequent Investment:
                              1. Use the investment slip attached to your account statement. Or, if unavailable, provide the following information:
                               - Fund name
                               - Share class
                               - Amount invested
                               - Account name and account number
                              2. Make check, bank draft or money order payable to "RBC Funds" and include your account number on the check.
                              3. Mail or deliver investment slip and payment to the address above.

     ELECTRONIC PURCHASES     Your bank must participate in the Automated
                              Clearing House (ACH) and must be a U.S. Bank.
                              Your bank or broker may charge for this service.
                              Establish the electronic purchase option on your
                              account application or call 1-800-442-3688. Your
                              account can generally be set up for electronic
                              purchases within 15 days.
                              Call 1-800-442-3688 to arrange a transfer from
                              your bank account.

     BY WIRE TRANSFER         Call 1-800-442-3688 to obtain a new account number and instructions for sending your application, and for instructing your bank to wire transfer your investment.
                              NOTE: YOUR BANK MAY CHARGE A WIRE TRANSFER FEE.

                          ELECTRONIC VS. WIRE TRANSFER
Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.
                                                               QUESTIONS?

                                                        Call 1-800-442-3688 or
                                                        your investment
                                                        representative.

 [ICON]

 SHAREHOLDER INFORMATION



   PURCHASING AND ADDING TO YOUR SHARES

   You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.

   DIRECTED DIVIDEND OPTION

   By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another RBC Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Capital gains are distributed at least annually.

   DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION WHICH MAY BE TAXABLE. (SEE "SHAREHOLDER
   INFORMATION -- DIVIDENDS, DISTRIBUTIONS AND TAXES")

   SELLING YOUR SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received in good order by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares" below.



                                      WITHDRAWING MONEY FROM YOUR FUND
                                      INVESTMENT

                                      As a mutual fund shareholder, you are
                                      technically selling shares when you
                                      request a withdrawal in cash. This is
                                      also known as redeeming shares or a
                                      redemption of shares.

 [ICON]

 SHAREHOLDER INFORMATION



   SELLING YOUR SHARES -- CONTINUED
   INSTRUCTIONS FOR SELLING SHARES

   If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.


     BY TELEPHONE                            1. Call 1-800-442-3688 with instructions as to how you wish
     (unless you have declined telephone        to receive your funds (mail, wire, electronic transfer).
     sales privileges)                          (See "General Policies on Selling Shares -- Verifying
                                                Telephone Redemptions" below)

     BY MAIL                                 1. Call 1-800-442-3688 to request redemption forms or write
     (See "Selling Your Shares --               a letter of instruction indicating:
     Redemptions in Writing Required")          - your Fund and account number
                                                - amount you wish to redeem
                                                - address where your check should be sent
                                                - account owner signature
                                             2. Mail to: RBC Funds
                                                         P.O. Box 182485
                                                         Columbus, OH 43218-2485

     BY OVERNIGHT SERVICE                    See instruction 1 above.
     (See "General Policies on Selling       2. Send to: RBC Funds
     Shares -- Redemptions in Writing                    c/o BISYS Fund Services
     Required" below)                                    Attn: Shareholder Services
                                                         3435 Stelzer Road
                                                         Columbus, OH 43219

     WIRE TRANSFER                           Call 1-800-442-3688 to request a wire transfer.
     You must indicate this option on        If you call by 4 p.m. Eastern time, your payment will
     your application.                       normally be wired to your bank on the next business day.
     Note: Your financial institution may
     charge a fee.

     ELECTRONIC REDEMPTIONS                  Call 1-800-442-3688 to request an electronic redemption.
     Your bank must participate in the       If you call by 4 p.m. Eastern time, the NAV of your shares
     Automated Clearing House (ACH) and      will normally be determined on the same day and the proceeds
     must be a U.S. bank.                    credited within 8 days.
     Your bank may charge for this
     service.

                                                              QUESTIONS?

                                                          Call 1-800-442-3688
 24

 [ICON]

 SHAREHOLDER INFORMATION



   SELLING YOUR SHARES -- CONTINUED

   SYSTEMATIC WITHDRAWAL PLAN

   You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The maximum withdrawal per year is 12% of the account value at the time of election. To activate this feature:

     - Make sure you've checked the appropriate box on the Account Application. Or call 1-800-442-3688.

     - Include a voided personal check.

     - Your account must have a value of $12,000 or more to start withdrawals.

     - If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

   GENERAL POLICIES ON SELLING SHARES

   REDEMPTIONS IN WRITING REQUIRED

   You must request redemption in writing in the following situations:

   1. Redemptions from Individual Retirement Accounts ("IRAs").

   2. Redemption requests requiring a signature guarantee, which include each of the following:

     - Your account address has changed within the last 10 business days

     - The check is not being mailed to the address on your account

     - The check is not being made payable to the owners of the account

     - The redemption proceeds are being transferred to another Fund account with a different registration

     - The redemption proceeds are being wired to bank instructions currently not on your account.


   Signature guarantees must be obtained from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.


   TELEPHONE REDEMPTIONS

   The Funds make every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

   At times of peak activity it may be difficult to place requests by phone. During those times, consider sending your request in writing.

 [ICON]

 SHAREHOLDER INFORMATION



   SELLING YOUR SHARES -- CONTINUED

   REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, your redemption proceeds will not be mailed until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check or federal funds wire.

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Funds your request by regular mail or express mail.

   REDEMPTION IN KIND

   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind" for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS

   If your account falls below $1,000 (not as a result of market action), the Fund may ask you to increase your balance. If it is still below $1,000 after 30 days of receipt of notice of account closure, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund.

 [ICON]

 SHAREHOLDER INFORMATION                  EXCHANGING YOUR SHARES

   You can exchange your shares in one Fund for shares of the same class of another RBC Fund. No transaction fees are charged for exchanges (see "Notes" below).

   Exchanges from one Fund to another are taxable.

   INSTRUCTIONS FOR EXCHANGING SHARES

   Exchanges may be made by sending a written request to RBC Funds, P.O. Box 182485, Columbus OH 43218-2485, or by calling 1-800-442-3688. Please provide the following information:

     - Your name and telephone number

     - The exact name on your account and account number

     - Taxpayer identification number (usually your Social Security number)

     - Dollar value or number of shares to be exchanged

     - The name of the Fund from which the exchange is to be made

     - The name of the Fund into which the exchange is being made.

   See "Selling your Shares" for important information about telephone transactions.

   To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to five exchanges within a one year period or three exchanges in a calendar quarter.

   NOTES ON EXCHANGES

   The registration and tax identification numbers of the two accounts must be identical.

   The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders. Qualified investors may exchange Class A shares (not covered in this prospectus) for Class I shares. Please see the Class A and Class B prospectus to determine which investors are qualified.

   Be sure to read carefully the Prospectus information for Fund into which you wish to exchange shares.

                                                              QUESTIONS?

                                                          Call 1-800-442-3688

 [ICON]

 SHAREHOLDER INFORMATION      DIVIDENDS, DISTRIBUTIONS AND TAXES

   Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends on each Equity Fund are declared and paid monthly. Dividends on all other Funds are declared daily and paid monthly. Capital gains for all Funds are distributed at least annually.

   An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

   Dividends from net investment income and short-term capital gains are taxable as ordinary income as are dividends paid by the North Carolina Tax-Free Bond Fund that are derived from taxable investments. Taxes on capital gains earned and distributed by the Funds will vary with the length of time the Fund has held the security not how long you have invested in the Fund.

   North Carolina law exempts from income taxation dividends received from a mutual fund in proportion to the income of the mutual fund that is attributable to interest on U.S. Government securities or bonds of the State of North Carolina or any of its counties, municipalities or political subdivisions.

   During normal market conditions, the North Carolina Tax-Free Bond Fund expects that substantially all of its dividends will be excluded from gross income for federal income tax purposes. However, distributions, if any, derived from net capital gains will generally be taxable to you as capital gains for federal, state or local tax purposes. The Fund may invest in certain securities with interest that may be a preference item for the purposes of the alternative minimum tax or a factor in determining whether Social Security benefits are taxable. In such event, a portion of the Fund's dividends would not be exempt from federal income taxes.

   Some dividends may be taxable in the year in which they are declared, even if they are paid or appear on your account statement the following year. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

   Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

 [ICON]

 FINANCIAL HIGHLIGHTS                               EQUITY FUNDS


   The Financial Highlights Table is intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the years ended April 30, 2002 has been audited by Ernst & Young, LLP whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. Information for periods ended April 30, 2001, April 30, 2000, April 30, 1999 and April 30, 1998 were audited by the Funds' previous auditors.



                             LARGE CAP EQUITY FUND


CLASS I***



                                                                      FOR THE YEAR ENDED APRIL 30,
                                                           ---------------------------------------------------
                                                             2002       2001       2000       1999      1998
    NET ASSET VALUE, BEGINNING OF YEAR                     $  12.07   $  15.57   $  13.80   $  12.58   $ 10.89
    ----------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                                    0.01         (e)      0.01       0.12      0.29
      Net realized and unrealized gains (loss) from
        investments                                           (2.15)     (2.55)      2.03       2.21      2.89
    ----------------------------------------------------------------------------------------------------------
        Total from investment activities                      (2.14)     (2.55)      2.04       2.33      3.18
    ----------------------------------------------------------------------------------------------------------
    DIVIDENDS
      Net investment income                                   (0.01)        (b)     (0.01)     (0.13)    (0.28)
      Return of capital                                       (0.01)        --         --         --        --
      In excess of net investment income                      (0.01)        --      (0.01)        --        --
      Net realized gains                                         --      (0.95)     (0.25)     (0.08)    (1.21)
    ----------------------------------------------------------------------------------------------------------
        Total dividends                                       (0.01)     (0.95)     (0.27)     (1.11)    (1.49)
    ----------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF YEAR                           $   9.92   $  12.07   $  15.57   $  13.80   $ 12.58
    ----------------------------------------------------------------------------------------------------------
        Total return                                         (17.71%)   (16.96%)    14.88%     19.94%    30.72%
    ----------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of year (000)                      $ 64,516   $149,839   $194,157   $139,857   $65,053
      Ratio of expenses to average net assets                  1.09%      1.00%      1.00%      0.92%     0.67%
      Ratio of net investment income to average net
        assets                                                 0.11%     (0.03%)     0.09%      0.82%     2.37%
      Ratio of expenses to average net assets*                   (a)        (a)        (a)      1.02%     1.08%
      Portfolio turnover rate**                                  33%        31%        63%       114%       39%


     * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

    ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   *** Effective November 1, 2001 Class C shares changed to Class I
       (Institutional) shares.

   (a) For the period from October 1, 1996 (commencement of operations) to April 30, 1997.

   (b) There were no waivers or reimbursements during the period.


   (c) Less than $0.01.

                                MID CAP EQUITY FUND

CLASS I***



                                                                       FOR THE YEAR ENDED APRIL 30,
                                                           ----------------------------------------------------
                                                             2002       2001       2000       1999       1998
    NET ASSET VALUE, BEGINNING OF YEAR                     $  12.13   $  14.14   $  15.37   $  16.16   $  15.33
    -----------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                                    0.01       0.04       0.01       0.07       0.09
      Net realized and unrealized gains from investments
        and futures                                            0.69       0.99       2.74       1.15       4.94
    -----------------------------------------------------------------------------------------------------------
        Total from investment activities                       0.70       1.03       2.75       1.22       5.03
    -----------------------------------------------------------------------------------------------------------
    DIVIDENDS
      Net investment income                                   (0.01)     (0.03)        (b)     (0.06)     (0.09)
      In excess of net investment income                         --         (b)        --         --         --
      Net realized gain                                       (0.91)     (3.01)     (3.98)     (1.95)     (4.11)
    -----------------------------------------------------------------------------------------------------------
        Total dividends                                       (0.92)     (3.04)     (3.98)     (2.01)     (4.20)
    -----------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF YEAR                           $  11.91   $  12.13   $  14.14   $  15.37   $  16.16
    -----------------------------------------------------------------------------------------------------------
        Total return                                           6.34%      6.17%     21.67%      8.93%     36.89%
    -----------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of year (000)                      $115,032   $120,842   $ 84,905   $138,897   $179,859
      Ratio of expenses to average net assets                  1.12%      1.06%      1.06%      1.03%      1.00%
      Ratio of net investment income to average net
        assets                                                 0.10%      0.35%      0.10%      0.46%      0.56%
      Ratio of expenses to average net assets*                   (b)        (b)        (b)        (b)        (a)
      Portfolio turnover rate**                                  19%        66%        61%       142%        49%



     * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


    ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


   *** Effective November 1, 2001 Class C shares changed to Class I
       (Institutional) shares.


   (a) There were no waivers or reimbursements during the period.


   (b) Less than $0.01 per share.

 [ICON]
                                                             EQUITY FUNDS

 FINANCIAL HIGHLIGHTS                                BONDS FUNDS



                               SMALL CAP EQUITY FUND

CLASS I***



                                                                       FOR THE YEAR ENDED
                                                                            APRIL 30,                      FOR THE
                                                              -------------------------------------     PERIOD ENDED
                                                               2002      2001      2000      1999     APRIL 30, 1998(a)
    NET ASSET VALUE, BEGINNING OF YEAR                        $ 11.66   $ 12.57   $ 12.72   $ 14.99        $ 10.00
    -------------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                              (0.07)    (0.06)    (0.07)    (0.02)          0.06
      Net realized and unrealized gains (losses) from
        investments                                              1.03      0.06      2.33     (1.21)          5.86
    -------------------------------------------------------------------------------------------------------------------
        Total from investment activities                         0.96        --      2.26     (1.23)          5.92
    -------------------------------------------------------------------------------------------------------------------
    DIVIDENDS
      Net investment income                                        --        --        --        --          (0.06)
      Net realized gains                                        (0.17)    (0.91)    (2.41)    (1.04)         (0.87)
    -------------------------------------------------------------------------------------------------------------------
        Total dividends                                         (0.17)    (0.91)    (2.41)    (1.04)         (0.93)
    -------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF YEAR                              $ 12.45   $ 11.66   $ 12.57   $ 12.72        $ 14.99
    -------------------------------------------------------------------------------------------------------------------
        Total return                                             8.36%    (0.17%)   20.24%    (7.84%)        60.98%(c)
    -------------------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of year (000)                         $19,113   $22,877   $20,645   $30,057        $31,583
      Ratio of expenses to average net assets                    1.36%     1.24%     1.21%     1.23%          1.16%(b)
      Ratio of net investment income (loss) to average net
        assets                                                  (0.72%)   (0.60%)   (0.51%)   (0.19%)         0.46%(b)
      Ratio of expenses to average net assets*                     (d)       (d)       (d)       (d)          1.27%(b)
      Portfolio turnover rate**                                    31%       71%      258%      130%            71%



     * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.


    ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


   *** Effective November 1, 2001 Class C shares changed to Class I
       (Institutional) shares.


   (a) For the period from May 2, 1997 (commencement of operations) to April 30, 1998.

   (b) Annualized.

   (c) Not annualized.

   (d) There were no waivers or reimbursements during the period.

                              GOVERNMENT INCOME FUND

CLASS I***



                                                                      FOR THE YEAR ENDED APRIL 30,
                                                           --------------------------------------------------
                                                            2002      2001       2000       1999       1998
    NET ASSET VALUE, BEGINNING OF YEAR                     $ 10.14   $  9.66   $  10.03   $  10.19   $   9.94
    ---------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                                   0.53      0.58       0.53       0.52       0.57
      Net realized and unrealized gains (loss) from
        investments                                           0.12      0.48      (0.33)      0.04       0.25
    ---------------------------------------------------------------------------------------------------------
        Total from investment activities                      0.65      1.06       0.20       0.56       0.82
    ---------------------------------------------------------------------------------------------------------
    DIVIDENDS
      Net investment income                                  (0.53)    (0.58)     (0.53)     (0.52)     (0.57)
      Net realized gains                                        --        --      (0.04)     (0.20)        --
    ---------------------------------------------------------------------------------------------------------
        Total dividends                                      (0.53)    (0.58)     (0.57)     (0.72)     (0.57)
    ---------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF YEAR                           $ 10.26   $ 10.14   $   9.66   $  10.03   $  10.19
    ---------------------------------------------------------------------------------------------------------
        Total return                                          6.55%    11.29%      1.99%      5.64%      8.48%
    ---------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of year (000)                      $24,308   $33,859   $ 43,486   $118,640   $131,068
      Ratio of expenses to average net assets                 0.79%     0.68%      0.63%      0.59%      0.59%
      Ratio of net investment income to average net
        assets                                                5.19%     5.87%      5.31%      5.11%      5.68%
      Portfolio turnover rate*                                  35%      103%        60%       104%       121%


      * Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


    *** Effective November 1, 2001 Class C shares changed to Class I
        (Institutional) shares.

 [ICON]

 FINANCIAL HIGHLIGHTS                                 BOND FUNDS



                                QUALITY INCOME FUND

CLASS I***



                                                                               FOR THE                 FOR THE
                                                              FOR THE        PERIOD ENDED           PERIOD ENDED
                                                            PERIOD ENDED    APRIL 30, 2001        APRIL 30, 2000(a)
                                                           APRIL 30, 2002   --------------        -----------------
    NET ASSET VALUE, BEGINNING OF YEAR                        $ 10.06          $  9.50                 $ 10.00
    ---------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                                      0.54             0.60                    0.52
      Net realized and unrealized gains (loss) from
        investments                                             (0.15)            0.58                   (0.50)
    ---------------------------------------------------------------------------------------------------------------
        Total from investment activities                         0.39             1.18                    0.02
    ---------------------------------------------------------------------------------------------------------------
    DIVIDENDS
      Net investment income                                     (0.55)           (0.60)                  (0.52)
      Net realized gains                                        (0.06)           (0.02)                     --
    ---------------------------------------------------------------------------------------------------------------
        Total dividends                                         (0.61)           (0.62)                  (0.52)
    ---------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF YEAR                              $  9.84          $ 10.06                 $  9.50
    ---------------------------------------------------------------------------------------------------------------
        Total return                                             3.93%           12.74%                   0.20%(c)
    ---------------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of year (000)                         $64,912          $77,808                 $69,558
      Ratio of expenses to average net assets                    0.97%            0.91%                   1.09%(b)
      Ratio of net investment income to average net
        assets                                                   5.34%            6.10%                   5.65%(b)
      Ratio of expenses to average net assets*                     (d)              (d)                   1.11%(b)
      Portfolio turnover rate**                                    88%             130%                    314%


     * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

    ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


   *** Effective November 1, 2001 Class C shares changed to Class I
       (Institutional) shares.


   (a) For the period from May 11, 1999 (commencement of operations) to April 30, 2000.

   (b) Annualized.

   (c) Not annualized.

   (d) There were no waivers or reimbursements during the period.

                        NORTH CAROLINA TAX-FREE BOND FUND

CLASS I***



                                                                    FOR THE YEAR ENDED APRIL 30,
                                                           -----------------------------------------------
                                                            2002      2001      2000      1999      1998
    NET ASSET VALUE, BEGINNING OF YEAR                     $ 10.30   $  9.91   $ 10.45   $ 10.30   $  9.98
    ------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                                   0.40      0.42      0.41      0.43      0.46
      Net realized and unrealized gains (loss) from
        investments                                           0.19      0.39     (0.51)     0.20      0.32
    ------------------------------------------------------------------------------------------------------
        Total from investment activities                      0.59      0.81     (0.10)     0.63      0.78
    ------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                  (0.40)    (0.42)    (0.41)    (0.43)    (0.46)
      In excess of net investment income                        --        --     (0.01)       --        --
      Net realized gains                                     (0.10)       --     (0.02)    (0.05)       --
    ------------------------------------------------------------------------------------------------------
        Total distributions                                  (0.50)    (0.42)    (0.44)    (0.48)    (0.46)
    ------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF YEAR                           $ 10.39   $ 10.30   $  9.91   $ 10.45   $ 10.30
    ------------------------------------------------------------------------------------------------------
        Total return                                          5.90%     8.31%    (0.90%)    6.22%     7.89%
    ------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of year (000)                      $26,005   $29,223   $32,461   $39,519   $37,456
      Ratio of expenses to average net assets                 0.85%     0.75%     0.73%     0.56%     0.44%
      Ratio of net investment income to average net
        assets                                                3.86%     4.13%     4.09%     4.15%     4.44%
      Ratio of expenses to average net assets*                0.87%     0.77%     0.76%     0.76%     0.79%
      Portfolio turnover rate**                                  7%       13%       14%       11%       29%


     * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

    ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


   *** Effective November 1, 2001 Class C shares changed to Class I
       (Institutional) shares.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS (REPORTS):

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

   You can get free copies of reports and the SAI, or request other information and discuss your questions about the funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

                                   RBC Funds
                                P.O. BOX 182485
                           Columbus, Ohio 43218-2485
                           Telephone: 1-800-442-3688

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

Investment Company Act File No. 811-8384.

                                 RBC FUNDS, INC.
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                         GENERAL AND ACCOUNT INFORMATION
                                 (800) 442-3688

                       STATEMENT OF ADDITIONAL INFORMATION
                        CLASS A SHARES AND CLASS B SHARES

This Statement of Additional Information ("SAI") describes the six series (each a "Fund") of RBC Funds, Inc. (the "Company") advised by Glenwood Capital Management, Inc. (the "Adviser" or "GCM"). The Funds are:

     --    RBC Large Cap Equity Fund

     --    RBC Mid Cap Equity Fund

     --    RBC Small Cap Equity Fund

     --    RBC Government Income Fund

     --    RBC Quality Income Fund

     --    RBC North Carolina Tax-Free Bond Fund





Each Fund has distinct investment objectives and policies. Shares of the Funds are sold to the public by RBC Funds Distributor, Inc. (the "Distributor") as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of the Adviser or its affiliates.

The Company is offering an indefinite number of shares of Class A shares and Class B shares of each Fund. Each Fund also offers Class I shares, available only to accounts managed by the Adviser's Trust Department and non-profit institutions. Class I shares have no front-end sales charge or contingent deferred sales charge. See "Other Information -- Capitalization" herein.

This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the Class A shares and Class B shares of the Funds dated August 30, 2002, (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The financial statements and related report of the independent accountants in the Funds' Annual Report for the fiscal year ended April 30, 2002 are incorporated by reference into this SAI. Copies of the Annual Report and the Prospectus are available, without charge, and may be obtained by writing or calling the Funds at the address or telephone numbers printed above.

August 30, 2002

                                TABLE OF CONTENTS
                                                                           PAGE
INVESTMENT POLICIES....................................................      3
The Funds..............................................................      3
Description of Securities and Investment Practices.....................      6
U.S. Government Securities.............................................      6
Bank Obligations.......................................................      7
Commercial Paper.......................................................      7
Repurchase Agreements..................................................      7
Loans of Portfolio Securities..........................................      7
Variable and Floating Rate Demand and Master Demand Notes..............      8
Forward Commitments and When-Issued Securities.........................      8
Corporate Debt Securities..............................................      8
Investment Companies...................................................      9
Option Writing and Purchasing..........................................     10
Risks of Options Transactions..........................................     11
Options on Futures Contracts...........................................     11
Risks of Futures and Options Investments...............................     11
Limitations on Futures Contracts and Options on Futures Contracts......     12
Real Estate Investment Trusts..........................................     13
Convertible Securities.................................................     13
Foreign Securities.....................................................     13
Short Sales Against the Box............................................     14
Forward Foreign Currency Exchange Contracts............................     14
Risks of Forward Foreign Currency Contracts............................     15
Stock Index Futures Contracts..........................................     15
Risk of Foreign Currency Options.......................................     15
Mortgage Related Securities............................................     16
Other Asset Backed Securities..........................................     17
Zero Coupon and Pay-in-Kind Securities.................................     17
Interest Rate Futures Contracts........................................     17
Dollar Roll Agreements ................................................     18
North Carolina Municipal Obligations...................................     18
Municipal Lease Obligations............................................     20
Stand-By Commitments...................................................     20
Participation Interests................................................     21
Third Party Puts.......................................................     21
INVESTMENT RESTRICTIONS................................................     22
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.........................     23
EXCHANGE OF FUND SHARES ...............................................     24
MANAGEMENT.............................................................     24
Directors and Officers.................................................     24
Distribution of Fund Shares............................................     33
Administrative Services................................................     35
DETERMINATION OF NET ASSET VALUE.......................................     36
PORTFOLIO TRANSACTIONS.................................................     36
Portfolio Turnover.....................................................     39
TAXATION...............................................................     39
RBC North Carolina Tax-Free Bond Fund..................................     42
OTHER INFORMATION......................................................     44
Capitalization.........................................................     44
Voting Rights..........................................................     44
Custodian, Transfer Agent and Fund Accounting Agent....................     44
Independent Auditors...................................................     52
Counsel................................................................     52
Registration Statement.................................................     52
Financial Statements...................................................     53
Appendix...............................................................     54

                               INVESTMENT POLICIES

This Statement of Additional Information discusses the investment objectives of the Funds and the policies employed by the Funds to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies. The investment objective of each Fund is a fundamental policy of the Fund and may not be changed without the approval of the Fund's shareholders.

THE FUNDS

RBC LARGE CAP EQUITY FUND. RBC Large Cap Equity Fund pursues its objective of long-term capital appreciation by investing primarily in common stocks. In addition, the Fund may invest in other equity securities such as convertible securities and preferred stocks and may enter into stock index futures contracts, options on securities, options on futures contracts and forward foreign currency exchange contracts to a limited extent (see "Stock Index Futures Contracts", "Option Writing and Purchasing", "Options on Futures Contracts" and "Forward Foreign Currency Exchange Contracts"). The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through American Depository Receipts ("ADRs") (see "Foreign Securities"). Under normal circumstances, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in common stocks of large U.S. companies. Large companies are defined as those with market capitalization of $10 billion or more at the time of purchase. Companies that satisfy this test at the time of purchase will continue to be considered "large" for purposes of the 80% test even if they subsequently fall below this range. For temporary defensive purposes when the Adviser has determined that abnormal market or economic conditions so warrant, the Fund may invest without limit in debt instruments of the same types, and subject to the same conditions, as the RBC Mid Cap Equity Fund may invest under such as circumstances below.

RBC MID CAP EQUITY FUND. RBC Mid Cap Equity Fund pursues its objective of long-term capital appreciation by investing primarily in a diversified portfolio of publicly traded common and preferred stocks and securities convertible into or exchangeable for common stock (see "Convertible Securities"). The Fund expects to invest primarily in common stocks of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs (see "Foreign Securities"). Under normal circumstances, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in common stocks of mid-sized companies. The Fund may also invest in other equity securities, such as convertible securities and preferred stocks. Mid-sized companies are defined as those with market capitalizations that fall within the range of companies in the S&P 400 Mid Cap Index at the time of investment. The S&P 400 Mid Cap Index is an unmanaged index that is designed to track the performance of medium sized companies. The index is updated quarterly, and the companies included in the index, as well as their capitalization ranges, change from time to time. A company that was within the range of the index at the time its stock was purchased by the Fund will continue to be considered mid-sized for purposes of the 80% test even if its capitalization subsequently falls outside the range of the index. The Fund may invest without limit in debt instruments for temporary defensive purposes when the Adviser has determined that abnormal market or economic conditions so warrant. These debt obligations may include U.S. Government securities; certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments); variable and floating rate demand and master demand notes; commercial paper; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See "Bank Obligations", "Commercial Paper", "Corporate Debt Securities, " "Repurchase Agreements" and "Variable and Floating Rate Demand and Master Demand Notes".) Although the Fund's investments in such debt securities and in convertible and preferred stock will generally be rated A, A-1, or better by Standard & Poor's Corporation ("S&P") or A, Prime-1 or better by Moody's Investors Service, Inc. ("Moody's"), or deemed of comparable quality by the Adviser, the Fund is authorized to invest up to 15% of its assets in securities rated as low as BBB by S&P or Baa by

Moody's, or deemed of comparable quality by the Adviser. Securities rated BBB or Baa, or deemed equivalent to such securities, may have speculative characteristics. If any security held by the Fund is downgraded below BBB/Baa (or so deemed by the Adviser), the securities will generally be sold unless it is determined that such sale is not in the best interest of the Fund. The Fund will not invest in securities rated below BBB or Baa. In addition, the Fund may enter into stock index future contracts, options on securities and options on future contracts to a limited extent (see "Stock Index Futures Contracts", "Option Writing and Purchasing", and "Options on Futures Contracts"). The Fund may also invest in investment companies and real estate investment trusts (REITS) and lend portfolio securities (See "Investment Companies", and "Real Estate Investment Trusts").


RBC SMALL CAP EQUITY FUND. RBC Small Cap Equity Fund pursues its objective of long-term capital appreciation by investing under normal circumstances at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small companies. The Fund may also invest in other equity securities including common and preferred stocks and securities convertible into common stock of small companies (see "Convertible Securities").


The Fund's investments in non-U.S. issuers will generally be in the form of ADRs (see "Foreign Securities"). In addition, the Fund may enter into stock index futures contracts, options on securities, options on futures contracts and forward foreign currency exchange contracts to a limited extent (see "Stock Index Futures Contracts", "Option Writing and Purchasing", "Options on Futures Contracts" and "Forward Foreign Currency Exchange Contracts"). The Fund may also invest in investment companies and REITS and lend its portfolio securities (see "Investment Companies", "Real Estate Investment Trusts", and "Loans of Portfolio Securities"). For temporary defensive purposes during abnormal market or economic conditions, the Fund may invest without limit in debt instruments of the same type, and subject to the same conditions, as the RBC Mid Cap Equity Fund may invest under such circumstances as described above.

RBC GOVERNMENT INCOME FUND. RBC Government Income Fund pursues its objective of relatively high current income consistent with relative stability of principal and safety by investing normally at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. (see "U.S. Government Securities" and "Mortgage Related Securities"). These securities may also include zero coupon and pay-in-kind securities (see "Zero Coupon and Pay-in-kind Securities".) In general, its investments will have maximum maturities of 10 years.

To permit desirable flexibility, the Fund has authority to invest in corporate debt securities rated A or better by S&P or Moody's (or deemed of comparable quality by the Adviser) and high quality money market instruments including commercial paper rated A-1 or better by S&P or Prime-1 or better by Moody's (or deemed by the Adviser to be of comparable quality); certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; variable and floating rate demand and master demand notes; and repurchase agreements with respect to securities in which the Fund is authorized to invest (see "Bank Obligations", "Commercial Paper", "Corporate Debt Securities", "Repurchase Agreements", and "Variable and Floating Rate Demand and Master Demand Notes"). In addition, the Fund may enter into interest rate futures contracts, options on securities and options on futures contracts to a limited extent (see "Interest Rate Futures Contracts", "Option Writing and Purchasing" and "Options on Futures Contracts"). The Fund may also invest in investment companies, REITS, securities on a when-issued basis or forward commitment basis and lend its portfolio securities (see "Investment Companies", "Real Estate Investment Trusts", "Forward Commitments and When-Issued Securities" and "Loans of Portfolio Securities").

RBC QUALITY INCOME FUND. RBC Quality Income Fund pursues its objective of current income and capital appreciation by investing in a diversified portfolio consisting primarily of investment grade debt obligations, including U.S. government securities. Under normal market conditions, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in: obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities; corporate bonds of U.S. issuers; and mortgage-backed securities issued by U.S. government agencies (see "U.S. Government Securities", "Mortgage Related Securities" and "Corporate Debt Securities"). These debt obligations may pay either fixed or variable rates of interest (see "Variable and Floating Rate Demand and Master Demand Notes").

The Fund also has authority to invest in other types of securities, including preferred stocks, securities convertible into common stock, dollar-denominated obligations of non-U.S. issuers, various types of asset-backed securities, taxable municipal obligations and money market instrument (see "Convertible Securities", "Foreign Securities", and "Municipal Obligations). The Fund may also invest in income-producing securities issued by real estate investment trusts ("REITs") (see "Real Estate Investment Trusts"). The Fund may engage in transactions in covered options and interest-rate futures contracts in order to lengthen or shorten the average maturity of its portfolio (see "Interest Rate Futures Contracts", "Option Writing and Purchasing", and "Options on Futures Contracts") and dollar roll transactions (see "Dollar Roll transactions"). The Fund expects to maintain a dollar-weighted average portfolio maturity of between 5 and 15 years.

At least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in securities that are investment grade - i.e., rated within the four highest categories by nationally recognized statistical rating organizations ("rating agencies") and of that at least 70% of the Fund's total assets will be rated A or better by Moody's or S&P or, if unrated, deemed of comparable quality by the Adviser. If the rating of a security held by the Fund is reduced, the Adviser is not required to sell the security but will do so if and when the Adviser believes the sale is in the best interests of the Fund. Up to 30% of the Fund's total assets may be invested in securities rated BBB by S&P or Baa by Moody's (or, if unrated, deemed of comparable quality by the Adviser) at the time of purchase by the Fund, in preferred stocks, zero coupon obligations and in convertible securities (see "Zero Coupon and Pay-in-Kind Securities"). The Fund may invest in defensive investments as described for Government Income Fund. The Fund may also invest in other investment companies; forward commitments and when-issued securities, municipal lease obligations, stand-by commitments; participation interests and third party puts (see "Investment Companies", "Forward Commitments and When-Issued Securities", "Forward Foreign Currency Exchange Contracts", "Municipal Lease Obligations", "Stand-by Commitments", "Participation Interests", and "Third Party Puts"). The Fund has authority to lend its portfolio securities (see "Loans of Portfolio Securities").

RBC NORTH CAROLINA TAX-FREE BOND FUND. RBC North Carolina Tax-Free Bond Fund pursues its objective of high current income that is free from both regular federal income tax and North Carolina personal income tax, together with relative safety of principal by investing primarily in a portfolio of obligations issued by the state of North Carolina, its political subdivisions, and their agencies and instrumentalities, the income from which, in the opinion of the issuer's bond counsel, is exempt from regular federal and North Carolina personal income taxes ("North Carolina Municipal Obligations"). As a fundamental policy, during periods of normal market conditions, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in securities the interest income from which is exempt from the regular federal and North Carolina state income tax. Additionally, under normal circumstances, (a) at least 80% of the value of the Fund's total assets will be invested in "bonds" -- i.e., debt obligations with a duration of at least one year from the date of issue, and (b) at least 80% of the value of the Fund's net assets will be invested in bonds that are North Carolina Municipal Obligations. The Fund seeks to capture a high proportion of the currently available return on North Carolina Municipal Obligations while providing greater safety of principal than would be available from longer term municipal securities. (See "North Carolina Municipal Obligations"). The Fund may also invest in municipal leases, participation interests, stand-by commitments and third party puts (see "Municipal Lease Obligations", "Participation Interests", "Stand-By Commitments" and "Third Party Puts"). The Fund also seeks to moderate price fluctuations by diversifying its investments among different municipal issuers and by limiting its investments to securities of high quality.

The Fund seeks to provide income that is fully free from regular federal and North Carolina personal income taxes, as well as from the federal alternative minimum tax. To provide the flexibility to deal with a variety of market circumstances, however, the Fund may invest up to 20%of its net assets in (a) municipal obligations of other states ("Municipal Obligations"), the income from which would not be free from North Carolina personal income tax, (b) Municipal Obligations subject to the federal alternative minimum tax ("AMT Obligations") provided such AMT obligations do not exceed 10% of the Fund's assets, and (c) cash reserves and other obligations producing taxable income, including obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit, bankers' acceptances and other short-term debt obligations of U.S banks with total assets of at least $1 billion; commercial paper rated A-1 or better by S&P or Prime-1 or better by Moody's (or deemed by the Adviser to be of comparable quality); and repurchase agreements relating to underlying securities in which the Fund is authorized to invest (see "Bank Obligations", "Commercial Paper", "Corporate Debt Securities", "U.S. Government Securities", "Repurchase Agreements", and "Mortgage-Related Securities"). For temporary defensive purposes when the Adviser has determined that abnormal market and economic conditions so warrant the Fund may invest up to 50% of its assets in investments producing taxable income and AMT Obligations. Any distributions by the Fund of capital gains and other income that are not designated by the Fund as "exempt-interest dividends" will normally be subject to federal, state and, in some cases, local tax. Tax advisers should be consulted regarding tax effects for particular investors.

The Fund's quality criteria require that the Fund purchase Municipal Obligations rated A, SP-1 or better by S&P or A, MIG-1 or better by Moody's; commercial paper rated A-1 or better by S&P or Prime-1 or better by Moody's; corporate debt securities rated A or better by S&P or Moody's (or debt securities given equivalent ratings by at least two other nationally recognized statistical rating organizations ("NRSROs")) or, if any of such securities are not rated, that they be of comparable quality in the Adviser's opinion. The Fund's investments in Municipal Obligations may also include zero coupon and pay-in-kind securities, variable and floating rate demand and master demand notes, and when-issued securities (see "Zero Coupon and Pay-in-Kind Securities", "Variable and Floating Rate Demand and Master Demand Notes" and "Forward Commitments and When-Issued Securities").

In determining to invest in a particular Municipal Obligation, the Adviser will rely on the opinion of bond counsel for the issuer as to the validity of the security and the exemption of interest on such security from federal and relevant state income taxes, and the Adviser will not make an independent investigation of the basis for any such opinion. In addition, the Fund may enter into interest rate futures contracts, options on securities and options on futures contracts to a limited extent (see "Interest Rate Futures Contracts", "Option Writing and Purchasing" and "Options on Futures Contracts"). The Fund may also invest in investment company securities and lend its portfolio securities (see "Investment Companies" and "Loans of Portfolio Securities").


               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

U.S. GOVERNMENT SECURITIES (ALL FUNDS). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates issued by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

BANK OBLIGATIONS (ALL FUNDS). These obligations include negotiable certificates of deposit and bankers' acceptances. The Funds limit their bank investments to dollar-denominated obligations of U.S. or foreign banks which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

COMMERCIAL PAPER (ALL FUNDS). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by a Fund must meet the minimum rating criteria for that Fund.

REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. These agreements permit the Funds to earn income for periods as short as overnight. Repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks in accordance with guidelines adopted by the Board of Directors. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

LOANS OF PORTFOLIO SECURITIES (ALL FUNDS). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 5% of the total assets of a particular Fund.

The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (ALL FUNDS). The Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

The Funds may also buy variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Funds have no limitations on the type of issuer from whom the notes will be purchased. However, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, the Funds may, under their minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for other comparable debt obligations.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (ALL FUNDS). A Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund holds, and maintains until the settlement date in a segregated account cash, U.S. Government securities or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although a Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although a Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, that Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon such sales.

CORPORATE DEBT SECURITIES (ALL FUNDS). Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund, or if unrated, are in the Advisor's opinion comparable in quality to corporate debt securities in which the Fund may invest.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's S&P or another rating agency may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

INVESTMENT COMPANIES (ALL FUNDS). Each Fund may invest in securities issued by the other investment companies. Each of these Funds currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by Shareholders. The Funds' investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the Fund's investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of ETFs are:


     - "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

     - "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

     - "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

     - "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundled the stocks and trade them separately, according to the Fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.

OPTION WRITING AND PURCHASING (ALL FUNDS). A Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. A Fund may also purchase put and call options. A Fund will not write covered calls on more than 25% of its portfolio, and a Fund will not write covered calls with strike prices lower than the underlying securities' cost basis on more than 25% of its total portfolio. A Fund may not invest more than 5% of its total assets in option purchases.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio. The sale of a call option against an amount of cash equal to the potential liability of a put constitutes a "covered put." When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which a Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities. At the time a Fund writes a put option or a call option on a security it does not hold in its portfolio in the amount required under the option, it will establish and maintain a segregated account with its custodian consisting solely of cash, U.S. Government securities and other liquid high grade debt obligations equal to its liability under the option.

Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Adviser and verified in appropriate cases. OTC options transactions will be made by a Fund only with recognized U.S. Government securities dealers. OTC options are subject to the Funds' 15% limit on investments in securities which are illiquid or not readily marketable (see "Investment Restrictions"), provided that OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a "repurchase formula" will not be subject to such 15% limit.

It may be a Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of canceling the Fund's position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

RISKS OF OPTIONS TRANSACTIONS (ALL FUNDS). The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position. If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.

OPTIONS ON FUTURES CONTRACTS (ALL FUNDS). A Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

A Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transaction costs.

RISKS OF FUTURES AND RELATED OPTIONS INVESTMENTS (ALL FUNDS). There are several risks associated with the use of futures contracts and options on futures contracts. While the Fund's use of futures contracts and related options for hedging may protect a Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movement in the level of interest rates or securities prices. There can be no guarantee that the Adviser's forecasts about market value, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from the skills required to manage other assets in a Fund's portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. The potential risk of loss to the Fund from a futures transaction is unlimited. Therefore, although the Funds have authority to engage in futures transactions, they have no present intention to do so and will engage in such transactions only when disclosure to that effect has been added to the Prospectus.

A Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. A Fund will not enter into a futures contract if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Fund's total assets.

The Funds may trade futures contracts and options on futures contracts on U.S. domestic markets for RBC Mid Cap Equity Fund, RBC Large Cap Equity Fund and RBC Small Cap Equity Fund also on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or a Fund could incur losses as a result of changes in the exchange rate. Transactions for foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio.

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS (ALL FUNDS). Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets. Futures contracts and related put options written by a Fund will be offset by assets held in a segregated custodial account sufficient to satisfy the Fund's obligations under such contracts and options.

REAL ESTATE INVESTMENT TRUSTS (ALL FUNDS EXCEPT RBC NORTH CAROLINA TAX-FREE BOND
FUND). A Fund may invest to a limited extent in equity or debt real estate investment trusts ("REITs"). Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interest in real property. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass-through tax treatment of its income under the Internal Revenue Code and may also fail to maintain its exemption from registration under the Investment Company Act of 1940. Also, REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.

CONVERTIBLE SECURITIES (RBC LARGE CAP EQUITY FUND, RBC MID CAP EQUITY FUND, RBC SMALL CAP EQUITY FUND AND RBC QUALITY INCOME FUND). Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are "senior" to common stock -- i.e., they have a prior claim against the issuer's assets. Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.

FOREIGN SECURITIES (RBC LARGE CAP EQUITY FUND, RBC MID CAP EQUITY FUND RBC SMALL CAP EQUITY FUND AND RBC QUALITY INCOME FUND). Investing in the securities of issuers in any foreign country, including ADRs, involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy. Although a Fund may engage in forward foreign currency transactions and foreign currency options to protect its portfolio against fluctuations in currency exchange rates in relation to the U.S. dollar, there is no assurance that these techniques will be successful.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Through the Funds' flexible policies, the Adviser endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it may place the Funds' investments.

SHORT SALES AGAINST THE BOX. (RBC LARGE CAP EQUITY FUND, RBC MID CAP EQUITY FUND AND RBC SMALL CAP EQUITY FUND) Each of the Small Cap Equity, Mid Cap Equity and Large Cap Equity Funds may engage in short sales against the box. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. Additionally, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. The segregated assets are pledged to the selling broker pursuant to applicable margin rules. If the broker were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. To minimize this risk, a Fund will enter into short sales against the box only with brokers deemed by the Adviser to be creditworthy. No more than 10% of the Funds net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (RBC LARGE CAP EQUITY FUND, RBC MID CAP EQUITY FUND AND RBC SMALL CAP EQUITY FUND). RBC Mid Cap Equity Fund, RBC Large Cap Equity Fund and RBC Small Cap Equity Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

RISKS OF FORWARD FOREIGN CURRENCY CONTRACTS (RBC LARGE CAP EQUITY FUND, RBC MID CAP EQUITY FUND AND RBC SMALL CAP EQUITY FUND). The precise matching of the value of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Projection of short-term currency movements is extremely difficult, and the successful execution of a short-term hedging strategy is uncertain. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

STOCK INDEX FUTURES CONTRACTS (RBC LARGE CAP EQUITY FUND, RBC MID CAP EQUITY FUND AND RBC SMALL CAP EQUITY FUND). These Funds may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the purchase level and the index level at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

RBC Mid Cap Equity Fund, RBC Large Cap Equity Fund and RBC Small Cap Equity Fund will utilize stock index futures contracts only for the purpose of attempting to protect the value of their common stock portfolios in the event of a decline in stock prices and, therefore, usually will be sellers of stock index futures contracts. This risk management strategy is an alternative to selling securities in the portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which that Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. These Funds also may buy or sell stock index futures contracts to close out existing futures positions.

RISK OF FOREIGN CURRENCY OPTIONS (RBC LARGE CAP EQUITY FUND, RBC MID CAP EQUITY FUND AND RBC SMALL CAP EQUITY FUND). Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. The Funds will not speculate in options on foreign currencies.

There is no assurance that a liquid secondary market will exist for any particular foreign currency option or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Fund cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of underlying assets.

MORTGAGE-RELATED SECURITIES (RBC GOVERNMENT INCOME FUND, RBC QUALITY INCOME FUND, AND RBC NORTH CAROLINA TAX-FREE BOND FUND). Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). RBC North Carolina Tax-Free Bond Fund may invest only in those mortgage pass-through securities whose payments are tax-exempt. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR"), or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by a Fund would tend to drop and the portfolio-weighted average life of such securities held by a Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, a Manager may, but is not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations. Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

A Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to in investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by government and non-governmental entities. Some CMOs are debt obligations of FHLMC issued in multiple classes with different maturity dates secured by the pledge of a pool of conventional mortgages purchased by FHLMC. Other types of CMOs are issued by corporate issuers in several series, with the proceeds used to purchase mortgages or mortgage pass-through certificates. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. To the extent a particular CMO is issued by an investment company, a Fund's ability to invest in such CMOs will be limited. See "Investment Restrictions".

Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.

It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with a Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities, but no investments will be made in such securities until the Fund's prospectus and/or SAI have been revised to reflect such securities.

OTHER ASSET-BACKED SECURITIES (RBC GOVERNMENT INCOME FUND, RBC QUALITY INCOME FUND AND RBC NORTH CAROLINA TAX-FREE BOND FUND). Other asset-backed securities (unrelated to mortgage loans) are developed from time to time and may be purchased by a Fund to the extent consistent with its investment objective and policies.

ZERO COUPON AND PAY-IN-KIND SECURITIES (RBC GOVERNMENT INCOME FUND, RBC QUALITY INCOME FUND, AND RBC NORTH CAROLINA TAX-FREE BOND FUND). Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although a Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue and pay out its income from such securities annually as income dividends and require stockholders to pay tax on such dividends (except if such dividends qualify as exempt-interest dividends).

INTEREST RATE FUTURES CONTRACTS (RBC GOVERNMENT INCOME FUND, RBC NORTH CAROLINA TAX FREE BOND FUND AND RBC QUALITY INCOME FUND). These Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills. For municipal securities, there is the Bond Buyer Municipal Bond Index.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Adviser anticipates a rise in long-term interest rates, the Fund could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.


MORTGAGE DOLLAR ROLL AGREEMENTS (RBC GOVERNMENT INCOME FUND, RBC QUALITY INCOME
FUND). Each Fund may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. The Fund will limit its obligations on dollar roll transactions to 25 percent of the Fund's net assets.


NORTH CAROLINA MUNICIPAL OBLIGATIONS (RBC NORTH CAROLINA TAX-FREE BOND FUND). North Carolina Municipal Obligations are debt securities issued by the state of North Carolina, its political subdivisions, and the districts, authorities, agencies and instrumentalities of the state and its political subdivisions, the interest on which is exempt from regular federal and North Carolina income taxes.

North Carolina municipal bonds are issued for various public purposes, including the construction of housing, pollution abatement facilities, health care and prison facilities, and educational facilities.

Unlike other types of investments, municipal securities have traditionally not been subject to registration with, or other regulation by, the Securities and Exchange Commission ("SEC"). However, there have been proposals which could lead to future regulations of these securities by the SEC.

Because this Fund will concentrate its investments in North Carolina Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of North Carolina issuers to pay interest on or to repay the principal of their debt obligations. Thus, the net asset value of the shares may be particularly impacted by the general economic situation within North Carolina. The concentration of the Fund's investments in a single state may involve greater risk than if the Fund invested in Municipal Obligations throughout the country, due to the possibility of an economic or political development which could uniquely affect the ability of issuers to meet the debt obligations of the securities.


The North Carolina Constitution provides that total expenditures for a fiscal year shall not exceed the total of receipts and the surplus at the beginning of the year. Effective May 1, 1999, the North Carolina General Assembly eliminated the State's remaining 2% sales tax on food. The State's inheritance tax was repealed, effective January 1, 1999. The maximum corporate income tax rate for corporations with taxable years beginning in 2000 is reduced to 6.9%.

Early in the 2000-2001 fiscal year the State anticipated a substantial General Fund budget shortfall. This shortfall was attributed to four major factors. First, the State was required to refund approximately $123 million of income tax refunds in the 2000-2001 fiscal year, payment that had been deferred from fiscal year 1999-2000. Second, the State was required to refund approximately $63.3 million in taxes and fees arising from lawsuits involving privilege fees charged to major automobile finance companies and involving the intangibles tax previously levied by the State. Third, the State's share of the federal Medicaid program generated expenditures approximately $108 million greater than the budgeted appropriation. Finally, due to a general slow down of the national economy, it was forecasted that actual general revenue realizations would be approximately $700 million less than the budgeted amount.

The 2001 General Assembly enacted a State budget for the 2001-03 biennium totaling $53.9 billion, which included $26.6 billion for 2001-02 and $27.4 billion for 2002-03. This included funds to continue the current operations of State government as well as monies for capital improvements and other nonrecurring items. The total State budget is supported by the following four primary sources of revenues: General Fund (57%), Federal Funds (26.9%), Highway Funds/Highway Trust Fund (7.8%) and Other Funds (8.3%).

The State is currently projecting an overall shortfall in the enacted General Fund budget for fiscal year 2001-2002 (which ends June 30, 2002) in the range of $875 million to $1.1 billion. The shortfall is primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures can be attributed to the on-going national and North Carolina economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks.

In January 2002 the State's rate of unemployment was 6.4% as compared to 5.5% in June 2001. It is currently estimated that the State's unemployment rate may rise through the remainder of fiscal year 2001-2002, peaking at around 6.5%.

In addition, on April 11, 2002, the State Budget Officer, on behalf of Governor Easley, directed the State Controller to escrow one-half of the April 15, 2002 payment to be received under the National Tobacco settlement. These funds (in the amount of $60,766,180) were otherwise designated for deposit to the trust funds created for tobacco farmers and allotment holders and for health programs under the plan enacted by the General Assembly for disbursement of settlement payments. The remaining half of the tobacco settlement payment was made to Golden Leaf Foundation (the foundation responsible for using a portion of the settlement payments to help communities in North Carolina injured by the decline of tobacco).

In addition, the State is currently projecting a substantial shortfall in the enacted General Fund budget for the 2002-2003 fiscal year. Based on current economic forecasts, the State anticipates that it will continue to experience an under-realization of budgeted revenues and that Medicaid expenditures will continue to exceed budgeted appropriations. On account of a number of uncertainties involved in predicting the State's revenues and expenses for the remainder of this fiscal year and in the next fiscal year, the State is not able at this time to predict the magnitude of the 2002-2003 fiscal year shortfall with accuracy. The State believes, however, that the shortfall will be at least as great as the shortfall in the current fiscal year. The State believes that in the event of such a shortfall, actions are available to the legislature and to the Governor that will assure that the State meets its constitutional mandate that the budget for each fiscal period be balanced.

It is unclear what effect these developments at the State level may have on the value of the Debt Obligations in the North Carolina Fund.

The Adviser believes that the information summarized above describes some of the more significant matters relating to the North Carolina Tax-Free Bond Fund. The information was derived from publicly available documents. The Adviser has not independently verified any of the information contained in the publicly available documents.

Obligations of issuers of North Carolina Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bank Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the North Carolina legislature or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its North Carolina Municipal Obligations may be materially affected.

MUNICIPAL LEASE OBLIGATIONS (RBC NORTH CAROLINA TAX-FREE BOND FUND AND RBC QUALITY INCOME FUND). The Fund may invest in municipal lease obligations including certificates of participation ("COPs"), which finance a variety of public projects. Because of the way these instruments are structured, they may carry a greater risk than other types of Municipal obligations. The Fund may invest in lease obligations only when they are rated by a rating agency or, if unrated, are deemed by the adviser, to be of a quality comparable to the Fund's quality standards. With respect to any such unrated municipal lease obligations in which the Fund invests, the Company's Board of Directors will be responsible for determining their credit quality, on an ongoing basis, including assessing the likelihood that the lease will not be canceled. Prior to purchasing a municipal lease obligation and on a regular basis thereafter, the Adviser will evaluate the credit quality and, pursuant to guidelines adopted by the Directors, the liquidity of the security. In making its evaluation, the Adviser will consider various credit factors, such as the necessity of the project, the municipality's credit quality, future borrowing plans, and sources of revenue pledged for lease repayment, general economic conditions in the region where the security is issued, and liquidity factors, such as dealer activity. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. In order to limit certain of these risks, a Fund will limit its investments in municipal lease obligations that are illiquid, together with all other illiquid securities in its portfolio, to not more than 15% of its assets. The liquidity of municipal lease obligations purchased by a Fund will be determined pursuant to guidelines approved by the Board of Directors. Factors considered in making such determinations may include; the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency.

STAND-BY COMMITMENTS (RBC NORTH CAROLINA TAX-FREE BOND FUND, RBC QUALITY INCOME FUND, RBC GOVERNMENT INCOME FUND). The Fund may acquire "stand-by commitments," which will enable it to improve its portfolio liquidity by making available same-day settlements on sales of its securities. A stand-by commitment gives the Fund, when it purchases a Municipal Obligation from a broker, dealer or other financial institution ("seller"), the right to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The Fund may acquire stand-by commitments solely to facilitate portfolio liquidity and not to protect against changes in the market price of the Fund's portfolio securities. The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Directors will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

There is no assurance that stand-by commitments will be available to the Fund nor does the Fund assume that such commitments would continue to be available under all market conditions.

PARTICIPATION INTERESTS (RBC NORTH CAROLINA TAX-FREE BOND FUND, RBC QUALITY INCOME FUND, RBC GOVERNMENT INCOME FUND). The Fund may purchase from banks participation interests in all or part of specific holdings of Municipal Obligations. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Fund's Adviser has determined meets the prescribed quality standards of the Fund. Thus either the credit of the issuer of the Municipal Obligation or the selling bank, or both, will meet the quality standards of the Fund. The Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the Municipal Obligation plus accrued interest, but only (a) as required to provide liquidity to the Fund, (b) to maintain a high quality investment portfolio or (c) upon a default under the terms of the Municipal Obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service satisfactory to the Adviser that interest earned by the Fund on Municipal Obligations on which it holds participation interests is exempt from federal income tax.

THIRD PARTY PUTS (RBC NORTH CAROLINA TAX-FREE BOND FUND, RBC QUALITY INCOME FUND, RBC GOVERNMENT INCOME FUND). The Fund may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement. In the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. The risk to the Fund in this case will be that of holding a long-term bond which would tend to lengthen the weighted average maturity of the Fund's portfolio.

These bonds coupled with puts may present tax issues also associated with stand-by commitments. As with any stand-by commitments acquired by the Fund, the Fund intends to take the position that it is the owner of any Municipal Obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such Municipal Obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Fund's portfolio in a manner designed to minimize any adverse impact from these investments.

                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund, and except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the Investment Company Act of 1940 ("1940 Act"), means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund. Each Fund, except as indicated, may not:

     (1) With respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of such assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (2) Borrow money except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes; a Fund will make no purchases if its outstanding borrowings exceed 5% of its total assets;

     (3) Invest in real estate, provided that a Fund may invest in readily marketable securities (except limited partnership interests) of issuers that deal in real estate and securities secured by real estate or interests therein and a Fund may hold and sell real estate (a) used principally for its own office space or (b) acquired as a result of a Fund's ownership of securities;

     (4) Engage in the business of underwriting securities of other issuers, except to the extent that the purchase of securities directly from the issuer (either alone or as one of a group of bidders) or the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (5) Make loans, except that a Fund may (a) lend its portfolio securities, (b) enter into repurchase agreements and (c) purchase the types of debt instruments described in the Prospectus or the SAI;

     (6) Purchase securities or instruments which would cause 25% or more of the market value of the Fund's total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities;

     (7) Issue any senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and provided that collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

     (8) Purchase or sell commodity contracts, except that the Fund may invest in futures contracts and in options related to such contracts (for purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities).

For restriction number 1, above, with respect to RBC North Carolina Tax-Free Bond Fund, the state of North Carolina and each of its political subdivisions, as well as each district, authority, agency or instrumentality of North Carolina or of its political subdivisions will be deemed to be a separate issuer, and all indebtedness of any issuer will be deemed to be a single class of securities. Securities backed only by the assets of a non-governmental user will be deemed to be issued by that user. Restriction number 6, above, will prevent RBC North Carolina Tax-Free Bond Fund from investing 25% or more of its total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry, but this restriction does not apply to any other tax-free Municipal Obligations. For purposes of investment restriction number (1), the RBC Quality Income Fund considers a Municipal Obligation to be issued by the government entity (or entities) whose assets and revenues back the Municipal Obligation. For a Municipal Obligation backed only by the assets and revenues of a non-governmental user, such user is deemed to be the issuer; such issuers to the extent their principal business activities are in the same industry, are also subject to investment restriction (6). For purposes of investment restriction number 6, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities. For purposes of restriction number 7, with respect to its futures transactions and writing of options (other than fully covered call options), a Fund will maintain a segregated account for the period of its obligation under such contract or option consisting of cash, U.S. Government securities and other liquid high grade debt obligations in an amount equal to its obligations under such contracts or options.

 Additionally, under a non-fundamental policy that may be changed by the Board of Directors without shareholder approval, none of the Funds may invest more than 15% of the value of its net assets in investments which are illiquid or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice).



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Each of the classes of shares of the Company's Funds is sold on a continuous basis by the Company's distributor, RBC Funds Distributor, Inc. (the "Distributor"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The Company's Funds offer one or more of the following classes of shares: Class A Shares, Class B Shares and Class I Shares. (Information concerning Class I Shares is contained in a separate prospectus and Statement of Additional Information, each dated August 30, 2002.)





CLASS B SHARES

The offering of Class B Shares is closed to new investors. Existing Class B shareholders may continue to reinvest dividends and distributions in additional Class B Shares and they may exchange their Class B Shares of a Fund for Class B Shares of another Fund, but they may not otherwise purchase additional Class B Shares of any Fund. The public offering price of Class B Shares of each Fund is their net asset value per share. Class B shares redeemed prior to six years from the date of purchase may be subject to a contingent deferred sales charge of 1.00% to 5.00% for the Equity Funds and 1.00% to 3.00% for the Bond Funds.

Each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

                             EXCHANGE OF FUND SHARES

As described in the Prospectus, the Funds offer two convenient ways to exchange shares of a Fund for shares of another Fund in the Company. Shares of a particular class of the Fund may be exchanged only for shares of that same class in another Fund. Before engaging in an exchange transaction, a shareholder should obtain and read carefully the Prospectus describing the Fund into which the exchange will occur. A shareholder may not exchange shares of a class of the Fund for shares of the same class of another Fund that has not satisfied applicable requirements for sale in the state of the shareholder's residence. There is no minimum for exchanges, provided the investor has satisfied the $1,000 minimum investment requirement for the Fund into which he or she is exchanging, and no service fee is imposed for an exchange. The Company may terminate or amend the terms of the exchange privilege at any time upon 60 days notice to shareholders. Effective February 18, 2002, qualified investors may exchange Class A shares for Class I shares (not covered in this Statement of Additional Information). Please see the Class I Shares prospectus to determine which investors are qualified.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

The Board of Directors governs the Company. The Board of Directors is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds and the conduct of the Company's business. In addition, the Directors review contractual arrangements with companies that provide services to the Corporation and review the Funds' performance.

The age, address and principal occupations for the past five years of each Director and executive officers of the Company are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219. Each Director and officer serves in such capacity for an indefinite period of time until their removal, resignation or retirement.


                                 POSITION, TERM OF                                                     NUMBER OF
                                 OFFICE AND LENGTH                                                   PORTFOLIOS IN
                                  OF TIME SERVED                                                     FUND COMPLEX
NAME, DATE OF BIRTH AND             WITH THE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       OVERSEEN BY
ADDRESS                             COMPANY         AND OTHER DIRECTORSHIPS HELD BY DIRECTOR           DIRECTOR
-----------------------          ----------------  -------------------------------------------       -------------
---------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

Lucy Hancock Bode               Director      since  Lobbyist.                                              6
(Date of Birth: 8/27/51)        4/26/94
P.O. Box 6338
Raleigh, NC 27628
J. Franklin Martin              Director      since  President of LandCraft Properties                      6
(Date of Birth: 11/14/44)       1/24/96              (1978-present).
227 W. Trade Street
Suite 2730
Charlotte, NC 28202
---------------------------------------------------------------------------------------------------------------------
Leslie H. Garner, Jr.           Director      since  President, Cornell College                             6
(Date of Birth: 8/29/50)        4/26/94
600 First Street
West Mount Vernon, IA
52314-1098
James H. Speed, Jr.             Director      since  Retired; Formerly Vice President &                     6
(Date of Birth: 6/13/53)        4/26/94              Controller Hardee's Food Systems, Inc.
11032 Brass Kettle                                   (1991-2000); Deloitte & Touche - Senior
Raleigh, NC 27614                                    Audit Manager (1979-1991).

R. William Shauman              Director      since  Banking Consultant; President, First of                6


(Date of Birth: 12/13/37)     7/20/99                America Insurance Co. (1997-1998); Executive
3131 Woodham Ave                                     Vice President, First of America Bank Corp.
Portage, MI 49002                                    (1993-1997).


-----------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS

Walter B. Grimm               President       since  BISYS - Senior Vice President and Client Services Executive of Client
(Date of Birth: 6/3/45)       7/13/99                Services (1992-present).

Nadeem Yousaf                 Treasurer       since  BISYS - Director (1999-present); previously, Director, Investors Bank &
(Date of Birth: 1/26/69)      5/24/00                Trust.
Curtis Barnes                 Secretary       since  BISYS - Vice President.
(Date of Birth: 9/24/53)      7/13/99

Lara Bocskey                  Vice President  since  BISYS - Client Services Manager (1998-present); First of America Bank
(Date of Birth: 5/7/70)       5/16/01                Corporation, Product Manager (1997-1998); Marketing Specialist
                                                     (1995-1997).

-----------------------------------------------------------------------------------------------------------------------------

The Company has an Audit Committee, consisting of Directors that are not "interested persons" of the Company as that term is defined by the 1940 Act (the "Independent Directors"), currently Messrs. Shauman, Speed and Garner. As set forth in its charter, the primary duties of the Company's Audit Committee are:
1) to recommend to the Board auditors to be retained for the next fiscal year,
2) to meet with the Company's independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by Glenwood or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with Glenwood on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met 3 times during the fiscal year ended April 30, 2002.

The Company also has a Nominating Committee that is composed of the Independent Directors. The Nominating Committee's primary responsibility is to nominate Director candidates when there is a vacancy on the Board. The Nominating Committee does not consider nominees from shareholders. The Nominating Committee did not meet during the fiscal year ended April 30, 2002.

As of the date of this SAI, the Directors and officers of the Company, as a group, own less than 1% of the outstanding shares of the Funds. The table below shows the value of each Director's holdings in the Company and all of the Funds as of December 31, 2001. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

---------------------------------------------------------------------------------------------------------
                                DOLLAR RANGE OF SECURITIES IN THE FUNDS
                                ---------------------------------------
---------------------------------------------------------------------------------------------------------
                                 RBC
                                 ---
                                 NORTH     RBC       RBC     RBC
                                 -----     ---       ---     ---
                                 CAROLINA  LARGE     MID     SMALL   RBC        RBC
                                 --------  -----     ---     -----   ---        ---
                                 TAX-FREE  CAP       CAP     CAP     GOVERNMENT QUALITY
                                 --------  ---       ---     ---     ---------- -------  AGGREGATE DOLLAR
                                 FUND      EQUITY    EQUITY  EQUITY  INCOME     INCOME   RANGE OF
                                 ----      ------    ------  ------  ------     ------   SECURITIES IN
INDEPENDENT DIRECTORS*           FUND      FUND      FUND    FUND    FUND       FUND     THE FUND COMPLEX
                                 ----      ----      ----    ----    ----       ----     ----------------
------------------------------ --------- ---------- ------- ------- --------- -------- ------------------
Lucy Hancock Bode                 0          0        0       0        0         0             0
------------------------------ --------- ---------- ------- ------- --------- -------- ------------------
J. Franklin Martin                0          0        0       0        0         0             0
------------------------------ --------- ---------- ------- ------- --------- -------- ------------------
Leslie H. Garner, Jr.             0          0        0       0        0         0             0
------------------------------ --------- ---------- ------- ------- --------- -------- ------------------
James H. Speed, Jr.               0          0        0       0        0         0             0
------------------------------ --------- ---------- ------- ------- --------- -------- ------------------
R. William Shauman                0          0        0       0        0         0             0
------------------------------ --------- ---------- ------- ------- --------- -------- ------------------

---------------------------------------------------------------------------------------------------------

* Directors who are not "interested persons" of the Company as defined under the 1940 Act.

Directors of the Company who are not directors, officers or employees of the Adviser or the Administrator receive from the Company an annual retainer of $3000 (plus $750 for serving on the Board's Audit Committee) and a fee of $750 for each Board of Directors and Board committee meeting of the Company attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are directors, officers or employees of the Adviser or the Administrator do not receive compensation from the Company. The table below sets forth the compensation received by each Director from the Company for the fiscal year ended April 30, 2002.


                                                           PENSION OR                           TOTAL
                                                           RETIREMENT                       COMPENSATION
                                                            BENEFITS     ESTIMATED          FROM FUND AND
                                                            ACCRUED       ANNUAL            FUND COMPLEX
                                            AGGREGATE      AS A PART     BENEFITS            (6 FUNDS)
  NAME OF DIRECTOR                        COMPENSATION      OF FUND        UPON                PAID TO
                                           FROM FUNDS       EXPENSES    RETIREMENT            DIRECTORS
----------------                           -----------      ---------   ----------          -------------
                                       INDEPENDENT DIRECTORS
Lucy Hancock Bode                            $6,750           -0-           -0-               $6,750
J. Franklin Martin                           $6,750           -0-           -0-               $6,750
R. William Shauman                           $8,250           -0-           -0-               $8,250
Leslie H. Garner, Jr.                        $9,000           -0-           -0-               $9,000
James H. Speed, Jr.                          $9,000           -0-           -0-               $9,000

As of the date of this SAI, the following individuals owned 5% or more of the Class A and Class B shares of each Fund:

                             RBC MID CAP EQUITY FUND

CLASS A OWNED                                  SHARES OWNED   PERCENTAGE OWNED
Fidelity Investments Institutional            2,442,167.502      51.463*
Operations Co Inc
As Agent For Certain EMP Benefit Plans
100 Magellan Way KW1C
Covington, KY 41015


CLASS B OWNED                                            SHARES OWNED      PERCENTAGE OWNED
None

                            RBC SMALL CAP EQUITY FUND

CLASS A OWNED                                            SHARES OWNED      PERCENTAGE OWNED
BISYS Retirement  Services FBO                             49,381.571      9.874%*
Wilson Orth Surgery Neur Cntr
Suite 1400
Denver, CO 80204

BISYS Retirement  Services FBO                             37,391.435        7.477%*
Long Beverage Inc. 401K Plan
Suite 1400
Denver, CO 80204

BISYS Retirement  Services FBO                             33,480.291      6.695%*
Precision Products of Asheville 401
Suite 1400
Denver, CO 80204


CLASS B OWNED                                            SHARES OWNED      PERCENTAGE OWNED

None

*Disclaims beneficial ownership.


                           RBC GOVERNMENT INCOME FUND

CLASS A OWNED                                            SHARES OWNED      PERCENTAGE OWNED

BISYS Retirement  Services FBO                             55,204.399      11.614%*
Walker-Ross Printing Co Inc 401
Suite 1400
Denver, CO 80204

BISYS Retirement  Services FBO                             47,362.042      9.964%*
Sturdy Corporation 401 K Retirement
Suite 1400
Denver, CO 80204

BISYS Retirement  Services FBO                             25,292.113      5.321%*
Bailey's Jewelry Inc 401K PSP
Suite 1400
Denver, CO 80204

CLASS B OWNED                                            SHARES OWNED      PERCENTAGE OWNED
Donaldson Lufkin Jenrette                                  11,375.796      27.779%*

Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette                                   3,901.067      9.526%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette                                   2,994.934      7.314%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998

*Disclaims beneficial ownership.
Donaldson Lufkin Jenrette                                   2,548.420      6.223%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998

Harold C. Baysden                                           2,544.612      6.214%*
1001 Beaulaville Hwy.
Richlands, NC 48574


                             RBC QUALITY INCOME FUND

CLASS A OWNED                                            SHARES OWNED      PERCENTAGE OWNED
BISYS Retirement  Services FBO                             14,845.000      29.368%*
Frontier Spinning Mills 401K Plan
Suite 1400
Denver, CO 80204

BISYS Retirement  Services FBO                              6,882.543      13.616%*
Precision Products of Asheville 401
Suite 1400
Denver, CO 80204


RBC Bank                                                    5,330.697      10.546%*
P.O. Box 1220
Rocky Mount, NC  27802

BISYS Retirement  Services FBO                              5,275.717      10.437%*
Kirby USA Inc 401K Plan
Suite 1400
Denver, CO 80204

BISYS Retirement  Services FBO                              3,209.354      6.349%*


Supervac of Jacksonville PLM 40
Suite 1400
Denver, CO 80204

BISYS Retirement  Services FBO                              2,693.865      5.329%*
Sounthern Assisted Living PS 401K
Suite 1400
Denver, CO 80204


CLASS B OWNED                                            SHARES OWNED      PERCENTAGE OWNED

Donaldson Lufkin Jenrette                                   1,765.695      16.088%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303

Donaldson Lufkin Jenrette                                   1,109.406      10.108%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette                                   1,109.406      10.108%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette                                   1,109.406      10.108%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette                                   1,109.406      10.108%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette                                     914.290      8.331%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette                                     902.768      8.226%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette                                     719.930      6.560%*
Securities Corporation Inc.


PO Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette                                     631.692      5.756%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette                                     560.761      5.109%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998



                      RBC NORTH CAROLINA TAX-FREE BOND FUND

CLASS A OWNED                                            SHARES OWNED      PERCENTAGE OWNED

Donaldson Lufkin Jenrette                                 289,202.465      66.754%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette                                  35,522.368       8.199%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998


CLASS B OWNED                                            SHARES OWNED      PERCENTAGE OWNED

Donaldson Lufkin Jenrette                                11,512.298        28.125%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette                                 8,006.149        19.559%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette                                 5,001.029        12.218%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette                                 3,508.864         8.572%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998


Josephine J. Walker                                       2,777.994         6.787%*
2213 Lockwood Folly Ln.
Raleigh, NC 27610

Donaldson Lufkin Jenrette                                 2,548.092         6.225%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette                                 2,252.477         5.503%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998



                            RBC LARGE CAP EQUITY FUND

CLASS A OWNED                                            SHARES OWNED      PERCENTAGE OWNED
BISYS Retirement  Services FBO                            151,767.560      15.672%*
Wilson Orth Surgery Neur Cntr
Suite 1400
Denver, CO 80204

BISYS Retirement  Services FBO                             64,183.259       6.628%*
Sturdy Corporation 401 K Retirement
Suite 1400
Denver, CO 80204


*Disclaims beneficial ownership.

CLASS B OWNED                                            SHARES OWNED      PERCENTAGE OWNED
None



*Disclaims beneficial ownership.

     A Shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined under applicable securities laws) of the Fund.

INVESTMENT ADVISER

Glenwood Capital Management, Inc. (the "Adviser" or "GCM") 3201 Beechleaf Court, Suite 350, Raleigh, North Carolina 27604, serves as investment adviser to the Funds. For these services, the Adviser receives from each Fund a fee at an annual rate based on each Fund's average daily net assets. The rates for each Fund are 0.70% for RBC Mid Cap Equity Fund, 0.70% for RBC Large Cap Equity Fund, 0.30% for RBC Government Income Fund, 0.35% for RBC North Carolina Tax-Free Bond Fund, 0.70% for RBC Small Cap Equity Fund, and 0.60% for RBC Quality Income Fund.

To accommodate new regulatory requirements applicable to banks which serve as investment advisers to registered investment companies as contained in the Investment Advisers Act of 1940, as amended, the responsibilities of RBC Centura Bank as adviser to the Funds were assumed by Glenwood Capital Management, a newly-formed wholly owned subsidiary of RBC Centura Bank, on April 3, 2001. The assumption of these investment advisory responsibilities by GCM did not result in any changes in staff or resources presently employed to render advisory services. Pursuant to an Assumption Agreement (the "Assumption Agreement") between the Company, RBC Centura Bank and GCM, GCM assumed and now performs all duties and obligations of RBC Centura Bank under the Master Investment Advisory Agreement between RBC Centura Bank and the Company dated April 26, 1994 with no change to the fee rates payable by the Funds thereunder. The Assumption Agreement was approved by the Board on February 21, 2001.


Under the terms of the Investment Advisory Agreement and Assumption Agreement for the Funds between the Company and the Adviser (the "Agreement"), the investment advisory services of the Adviser to the Funds are not exclusive. The Adviser is free to, and does, render investment advisory services to others.


Effective June 5, 2001, RBC Centura Bank, Inc., the parent company of the Company's former investment adviser and new investment adviser, RBC Centura Bank and GCM, respectively, was acquired by Royal Bank of Canada ("RBC"). The transaction occurred under certain terms involving two publicly held issuers which terms generally would not cause an assignment of the advisory contracts of their advisory subsidiaries. RBC is a diversified financial services company that provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, online banking and transaction processing on a global basis. RBC employs approximately 50,000 people who serve approximately 10 million personal, business and public sector customers in North America and in some 30 countries around the world. To the knowledge of GCM, no changes to the Funds, including their key personnel and management style, have occurred or will occur as a result of the transaction.


The Investment Advisory Agreement will continue in effect with respect to each Fund for a period more than two years from the date of its execution, only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of each Fund or by the Board of Directors and (ii) by a majority of the Directors who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. With respect to all the Funds other than RBC Large Cap Equity Fund, RBC Small Cap Equity Fund, and RBC Quality Income Fund, the Investment Advisory Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such parties, at a meeting called for the purpose of voting on the Investment Advisory Agreement, held on April 26, 1994, and by the sole shareholder of the Funds on April 26, 1994.


With respect to RBC Large Cap Equity Fund, RBC Small Cap Equity Fund, and RBC Quality Income Fund, respectively, the Investment Advisory Agreement with RBC Bank was approved by the Board of Directors, including a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such parties, at meetings called for such purpose held on July 24, 1996 (for Large Cap Equity Fund), January 29, 1997 (for Small Cap Equity
Fund), and January 27, 1999 (for RBC Quality Income Fund) and by the sole shareholder of each such Fund on July 24, 1996 (for Large Cap Equity Fund), January 29, 1997 (for Small Cap Equity Fund), January 27, 1999 (for RBC Quality Income Fund). The Investment Advisory Agreement, as it relates to all RBC Funds, was re-approved at the February 20, 2002 Board of Directors Meeting. The Investment Advisory Agreement may be terminated at any time without penalty by vote of the Directors (with respect to the Company or a Fund) or, with respect to any Fund, by vote of the Directors or the shareholders of that Fund, or by the Adviser, on 60 days written notice by either party to the Investment Advisory Agreement and will terminate automatically if assigned.

RENEWAL OF THE INVESTMENT ADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

At a meeting held February 20, 2002, the Board of Directors, including the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreements defined below, approved the continuation of the Master Investment Advisory Contract, the Investment Advisory Contract Supplements between the Company and RBC Centura Bank, the Assumption Agreement between RBC Centura Bank and GCM (collectively, the "Agreements"). As part of its review of the Agreements, the Directors received and discussed certain information, including the advisory services performed, qualifications of staffing, compensations and Fund performance. The Boards then met with management of GCM and counsel to the Company to discuss this information and GCM's intentions with regard to the management of the Funds. The Directors determined that the advisory fees paid to GCM were reasonable and fair based on (1) the nature, quality and scope of the operations and services provided to the Funds by GCM which include GCM's evaluation of each Fund's investment performance relative to other comparable funds and relevant indexes; (2) the analysis of the costs and any net profits to GCM of performing services for the Funds in the past year and
(3) the comparison of data by Lipper Analytical Services showing the advisory fees and other expenses of each Fund and those of other comparable funds. In determining to approve the investment advisory contracts, the Board of Directors did not identify any single factor as being more important than others, but considered all factors together. The Directors judged the terms and the conditions of the Agreements including the advisory fee, in light of all surrounding circumstances.
For the fiscal year ended April 30, 2002, the Adviser earned the following advisory fees: $1,154,339, $991,770, $213,500, $120,717, $487,489 and $105,938
from the Mid Cap Equity Fund, Large Cap Equity Fund, Small Cap Equity Fund, Government Income Fund, Quality Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the fiscal year ended April 30, 2002, the Adviser did not waive advisory for the Mid Cap Equity Fund, Large Cap Equity Fund, Small Cap Equity Fund, Government Income Fund, Quality Income Fund and the North Carolina Tax-Free Bond Fund, respectively.

For the fiscal year ended April 30, 2001, the Adviser earned the following advisory fees: $999,897, $1,406,150, $224,738, $132,130, $459,238 and $126,730
from the Mid Cap Equity Fund, Large Cap Equity Fund, Small Cap Equity Fund, Government Income Fund, Quality Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the fiscal year ended April 30, 2001, the Adviser waived fees in the amount of $75,171, $43,287, $16,496, $12,168, $945 and $19,139 for
the Mid Cap Equity Fund, Large Cap Equity Fund, Small Cap Equity Fund, Government Income Fund, Quality Income Fund and the North Carolina Tax-Free Bond Fund, respectively.

For the fiscal year ended April 30, 2000, the Adviser earned the following advisory fees: $244,052 from the Small Cap Equity Fund, $966,319 from the Mid Cap Equity Fund, $1,335,602 from the Large Cap Equity Fund, $247,841 from the Government Income Fund, and $141,519 from the North Carolina Tax-Free Bond Fund, and, for the period May 11, 1999 through April 30, 2000, $246,461 from the Quality Income Fund. For the fiscal year ended April 30, 2000, the Adviser waived advisory fees of $5,361 and $5,854 for each of the North Carolina Tax-Free Bond Fund and the Quality Income Fund, respectively.

For the period May 11, 1999 through April 30, 2000, Sovereign Advisers served as Sub-Adviser to the RBC Quality Income Fund and received $100,199 in sub-advisory fees from RBC Bank.

DISTRIBUTION OF FUND SHARES


Centura Funds Distributor, Inc. (the "Distributor") serves as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

Service and distribution plans (the "Plans") have been adopted by each of the Funds. The Plan for each Fund provides for different rates of fee payment with respect to Class A shares and Class B shares, as described in the Prospectus. No Plan has been adopted for Class I shares of any Fund. Pursuant to the Plans, the Funds may pay directly or reimburse the Distributor monthly in amounts described in the Prospectus for costs and expenses of marketing the shares, or classes of shares, of the Funds.

CLASS B PLANS. The Class B Plans provide for payments by each Fund to the Distributor at an annual rate not to exceed 1.00% of the Fund's average net assets attributable to its Class B shares. For the current fiscal year, the Distributor has agreed to limit fees for Class B shares of RBC Government Income Fund and RBC North Carolina Tax-Free Bond Fund to 0.75%. Such fees may include a Service Fee totaling up to 0.25% of the average annual net assets attributable to a Fund's Class B shares. The Distributor also receives the proceeds of any CDSC imposed on redemptions of Class B shares.

Class B Shares are not offered to new investors; Class B shareholders may still exchange. Although Class B shares have been sold without an initial sales charge, the Distributor paid a sales commission equal to 4.00% of the amounts invested in RBC Mid Cap Equity Fund, RBC Large Cap Equity Fund and RBC Small Cap Equity Fund and 2.50% of the amounts invested in each of the other Funds to securities dealers and other financial institutions who sold Class B shares. The Distributor was permitted, at times, to pay sales commissions higher than the above on sales of Class B shares. These commissions were not paid on exchanges from other Funds and sales to investors for whom the CDSC is waived.

BOTH PLANS. Under each Plan, each Fund pays the Distributor and other securities dealers and other financial institutions and organizations for certain shareholder service or distribution activities. Subject to overall limits applicable to each class, selling dealers may be paid amounts totaling up to 0.50% of the value of average daily net assets of Fund shares annually. Amounts received by the Distributor may, additionally, subject to the Plan maximums, be used to cover certain other costs and expenses related to the distribution of Fund shares and provision of service to Fund shareholders, including: (a) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (b) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; (c) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (d) such other similar services as the Directors determine to be reasonably calculated to result in the sale of shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of the Prospectus to current shareholders and the operation of its Plan(s), including related legal and accounting fees. A Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under a Plan for that Fund in that year.

Each Plan provides that it may not be amended to increase materially the costs which the Funds or a class of shares may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plans must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the particular Plan or any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Directors of the Company have been committed to the discretion of the Directors who are not "interested persons" of the Company. The Plans with respect to each of the Funds except RBC Large Cap Equity Fund and RBC Small Cap Equity Fund were approved by the Board of Directors and by the Directors who are neither "interested persons" nor have any direct or indirect financial interest in the operation of any Plan ("Plan Director"), by vote cast in person at a April 26, 1994 meeting called for the purpose of voting on the Plans, and by the sole shareholder of each class of shares of each of the Funds on April 26, 1994. The Plan with respect to RBC Large Cap Equity Fund, and RBC Small Cap Equity Fund, respectively, was approved by the Board of Directors and by the Plan Directors by vote cast in person at meetings held July 24, 1996, January 29, 1997 and April 27, 1998 called for the purpose of voting on that Plan, and by the sole shareholder of each class of shares of RBC Large Cap Equity Fund and RBC Small Cap Equity Fund on

July 24, 1996 and January 29, 1997. The Plan with respect to RBC Quality Income Fund was approved by the Board of Directors and the Plan Directors by vote cast in person at a meeting held January 27, 1999. (Shareholder approval was not required for RBC Quality Income Fund.) The continuance of the Plans is subject to similar annual approval by the Directors and the Plan Directors. Each Plan is terminable with respect to a class of shares of a Fund at any time by a vote of a majority of the Plan Directors or by vote of the holders of a majority of the shares of the class. The Board of Directors has concluded that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.

For the fiscal year ended April 30, 2002 the following 12b-1 fees with respect to Class A Shares were paid (after applicable fee waivers) by the Funds: $29,699 for the Large Cap Equity Fund, $73,961 for the Mid Cap Equity Fund, $13,936 for the Small Cap Equity Fund, $13.104 for the Government Income Fund, $11,094 for the North Carolina Tax-Free Bond Fund and $1,171 for the Quality Income Fund. (Without fee waivers, such fees would have been: $59,398 for the Large Cap Equity Fund, $147,922 for the Mid Cap Equity Fund, $27,872 for the Small Cap Equity Fund, $26,209 for the Government Income Fund, $2,342 for the Quality Income Fund and $22,188 for the North Carolina Tax-Free Bond Fund. All of the foregoing amounts were paid as compensation to service organizations and broker/dealers. For the fiscal year ended April 30, 2002, the following 12b-1 fees with respect to Class B Shares were paid (after applicable fee waivers) by the Funds: $47,683 for the Large Cap Equity Fund, $150,972 for the Mid Cap Equity Fund, $36,354 for the Small Cap Equity Fund, $2,918 for the Government Income Fund, $686 for the Quality Income Fund and $3,393 for the North Carolina Tax-Free Bond Fund. (Without fee waivers, such fees would have been $3,890 for the Government Income Fund, $925 for the Quality Income Fund, and $4,524 for the North Carolina Tax-Free Bond Fund.)

ADMINISTRATIVE SERVICES

BISYS Fund Services Ohio, Inc. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, is the Sponsor and Administrator of the Funds and provides administrative services necessary for the operation of the Funds, including among other things,
(i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' Adviser, Distributor, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Directors affiliated with BISYS. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets.

BISYS is a subsidiary of BISYS Group, Inc, which is headquartered in Little Falls, New Jersey and supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and record keeping services in partnership with banking institutions and investment management companies. At a meeting held on July 24, 1996, the Directors reviewed and approved an Administration Agreement with BISYS Fund Services Limited Partnership, a Transfer Agency Agreement and a Fund Accounting Agreement with BISYS Fund Services, Inc. At a meeting held on October 26,1998, the Directors reviewed and approved amendments to each of the Administration Agreement, the Transfer Agency Agreement and the Fund Accounting Agreement to substitute BISYS as the contractual party. BISYS has its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219.

For the fiscal year ended April 30, 2002, BISYS received administration fees of $247,359, $212,523, $45,750, $60,358, $121,872 and $45,402 from the Mid Cap
Equity Fund, Large Cap Equity Fund, Small Cap Equity Fund, Government Income Fund, Quality Income Fund, and the North Carolina Tax-Free Bond Fund, respectively.

For the fiscal year ended April 30, 2001, BISYS received administration fees of $214,264, $301,318, $48,158, $66,065, $114,810 and $54,313 from the Mid Cap
Equity Fund, Large Cap Equity Fund, Small Cap Equity Fund, Government Income Fund, Quality Income Fund, and the North Carolina Tax-Free Bond Fund, respectively.

For the fiscal year ended April 30, 2000, BISYS received administration fees of $207,073, $286,202, $52,297, $123,922, $60,706, and, (for the period May 11,
1999 through April 30, 2000) $62,094 for each of the Mid Cap Equity Fund, the Large Cap Equity Fund, the Small Cap Equity Fund, the Government Income Fund, the North Carolina Tax-Free Bond Fund and the Quality Income Fund, respectively. For the same period, BISYS waived fees of $7,423 for the North Carolina Tax-Free Bond Fund.

The Administration Agreement for each Fund was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of such parties, at meetings held July 24, 1996 and January 29, 1997 and April 27, 1998. The Administration Agreement is terminable with respect to a Fund or the Company without penalty, at any time, by vote of a majority of the Directors or, with respect to a Fund, by vote of the holders of a majority of the shares of the Fund, each upon not more than 90 days written notice to the Administrator, and upon 90 days notice by the Administrator.

DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of each Fund is calculated at 4:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading, which excludes the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of shares of the Funds is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of such class's outstanding shares. All expenses, including fees paid to the Adviser and Administrator, are accrued daily and taken into account for the purpose of determining the net asset value.

Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Directors. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Directors. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

                             PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreement, the Adviser places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers it selects in its discretion.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Adviser will seek the best execution of the Fund's orders. Purchases and sales of portfolio debt securities for the Funds are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Funds may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Adviser with broker-dealers which, in the judgment of the Adviser, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Adviser. The Adviser may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Adviser.

A Fund may buy and sell securities to take advantage of investment opportunities when such transactions are consistent with a Fund's investment objectives and policies and when the Adviser believes such transactions may improve a Fund's overall investment return. These transactions involve costs in the form of spreads or brokerage commissions.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

Investment decisions for the Funds and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Adviser, or BISYS are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.

The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser can supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The advisory fees paid by the Funds are not reduced because the Adviser and their affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser may cause a Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser or Sub-Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

For the fiscal year ended April 30, 2002, $74,424, $181,323 and $36,730 were paid in brokerage commissions by the Mid Cap Equity Fund, Large Cap Equity Fund and Small Cap Equity Fund, respectively. Of this amount, none was paid to any affiliated brokers. None of the other Funds paid any brokerage commissions for such periods.

For the fiscal year ended April 30, 2001, $193,390, $140,698 and $61,327 were paid in brokerage commissions by the Mid Cap Equity Fund, Large Cap Equity Fund and Small Cap Equity Fund, respectively. Of this amount, none was paid to any affiliated brokers. None of the other Funds paid any brokerage commissions for such periods.

For the fiscal year ended April 30, 2000, $378,462, $219,825 and $302,736 were paid in brokerage commissions by the Mid Cap Equity Fund, Large Cap Equity Fund and Small Cap Equity Fund. Of this amount, none was paid to any affiliated brokers. None of the other Funds paid any brokerage commissions for such periods.


As of April 30, 2002, the Quality Income Fund and the Large Cap Equity Fund held investments in securities of their regular broker-dealers as follows:


                                      APPROXIMATE AGGREGATE VALUE OF
                                         ISSUER'S SECURITIES OWNED                          NAME OF
 FUND                                    BY THE FUND AT 4/30/2002                      BROKER OR DEALER
 ----                                    ------------------------                      ----------------

Quality Income Fund                              504,976                            Morgan Stanley Dean Witter Co.
Quality Income Fund                              265,539                            Goldman Sachs Group, Inc.
Quality Income Fund                              538,386                            Lehman Brothers, Inc.
Large Cap Equity Fund                            295,000                            Lehman Brothers, Inc.
Large Cap Equity Fund                            715,800                            Morgan Stanley Dean Witter Co.
Mid Cap Equity Fund                              703,360                            Legg Mason, Inc
Small Cap Equity Fund                            185,960                            Jeffries Group, Inc

PORTFOLIO TURNOVER

Changes may be made in the Funds' portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate for a Fund normally will not exceed 100% with the exception of the Quality Income Fund, the Government Income Fund, the Mid Cap Equity Fund and the Small Cap Equity Fund. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities.

                                    TAXATION

The Funds intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must for each taxable year (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies, or of any two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be reportable by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The following Funds had capital loss carry-forwards as of April 30, 2002, which are available to offset future capital gains, if any:

------------------------------------- ----------------------------------- -----------------------------------
                FUND                                AMOUNT                             EXPIRES
------------------------------------- ----------------------------------- -----------------------------------
         RBC Large Cap Fund                         $1,206                               2009
------------------------------------- ----------------------------------- -----------------------------------
                                                    $7,649                               2010
------------------------------------- ----------------------------------- -----------------------------------
         RBC Small Cap Fund                         $  116                               2010
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------
     RBC Government Income Fund                     $  521                               2008
------------------------------------- ----------------------------------- -----------------------------------
                                                    $1,408                               2009
------------------------------------- ----------------------------------- -----------------------------------

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses), if any, designated by a Fund as capital gain dividends will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.


Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

Certain of the debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security, including a tax-exempt debt security, having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock.

A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country.

The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 30.5% (30% for 2002 and 2003) ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

RBC NORTH CAROLINA TAX-FREE BOND FUND. The Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of the Fund, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income for purposes of the alternative minimum tax and the environmental tax under sections 55 and 59A. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

To the extent that the Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

Upon redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares.

The discussion above provides additional detail about the income tax consequences of disposing of Fund shares.

Deductions for interest expense incurred to acquire or carry shares of the Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company (such as this Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. North Carolina law exempts from income taxation dividends received from a regulated investment company in proportion to the income of the regulated investment company that is attributable to interest on bonds or securities of the U.S. government or any agency or instrumentality thereof or on bonds of the State of North Carolina or any county, municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Fund, the Adviser and their affiliates, and the Fund's counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of RBC North Carolina Tax-Free Bond Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of the Fund should consult their tax advisers about the tax consequences to them of their investments in the Fund.

Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in RBC North Carolina Tax-Free Bond Fund may be affected. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the Funds.

                                OTHER INFORMATION

CAPITALIZATION


Prior to November 1, 2001, the Company was known as "Centura Funds, Inc." The Company is a Maryland Corporation established under Articles of Incorporation dated March 1, 1994 and currently consists of six separately managed portfolios, each of which offers three classes of shares. The capitalization of the Company consists solely of one billion fifty million (1,050,000,000) shares of common stock with a par value of $0.001 per share. The Board of Directors may establish additional Funds (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional Funds or classes will not alter the rights of the Company's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class.


VOTING RIGHTS

The Company is a diversified open-end investment management company and under the Articles of Incorporation is not required to hold annual meetings of each Fund's shareholders to elect Directors or for other purposes. It is not anticipated that the Company will hold shareholders' meetings unless required by law or the Articles of Incorporation. In this regard, the Company will be required to hold a meeting to elect Directors to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Directors have been elected by the shareholders of the Company. In addition, the Articles of Incorporation provide that the holders of not less than a majority of the outstanding shares of the Company may remove persons serving as Director. The Directors are required to call a meeting for the purpose of considering the removal of a person serving as Director if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Company.

Each Fund may vote separately on matters affecting only that Fund, and each class of shares of each Fund may vote separately on matters affecting only that class or affecting that class differently from other classes.

The Company's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Directors, in which case the holders of the remaining shares would not be able to elect any Directors.


CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AGENT

RBC Centura Bank, 131 North Church Street, Rocky Mount, North Carolina 27802, acts as custodian of the Company's assets. For the fiscal year ended April 30, 2002, the custodian earned fees of $41,226, $35,422, $ 7,625, $ 10,061, $20,311,
$7,568 for the Mid Cap Equity Fund, Large Cap Equity Fund, Small Cap Equity Fund, Government Income Fund, Quality Income Fund and North Carolina Tax-Free Bond Fund, respectively. For the fiscal year ended April 30, 2001, the custodian earned fees of $35,713, $50,221, $8,026, $11,014, $19,134, and $9,055 for the
Mid Cap Equity Fund, Large Cap Equity Fund, Small Cap Equity Fund, Government Income Fund, Quality Income Fund and North Carolina Tax-Free Bond Fund, respectively. For the fiscal year ended April 30, 2000, the custodian earned fees of $34,503, $47,698, $20,649, $10,246, $8,714, and $10,354 for the Mid Cap
Equity Fund, Large Cap Equity Fund, Government Income Fund, North Carolina Tax-Free Bond Fund, Small Cap Equity Fund and Quality Income Fund, respectively. RBC Centura Bank has retained Bank of New York pursuant to a Sub-Custodian Agreement to perform custodial services on its behalf.

BISYS serves as the Company's transfer agent pursuant to a Transfer Agency Agreement.

Pursuant to a Fund Accounting Agreement, each Fund pays BISYS each month for providing fund accounting services. For the fiscal year ended April 30, 2002 BISYS earned the following fund accounting service fees: $59,736 for the Mid Cap Equity Fund, $50,624 for the Large Cap Equity Fund, $38,160 for the Small Cap Equity Fund, $32,407 for the Government Income Fund, $40,647 for the Quality Income Fund, and $36,978 for the North Carolina Tax-Free Bond Fund. For the fiscal year ended April 30, 2001 BISYS earned the following fund accounting service fees: $50,720 for the Mid Cap Equity Fund, $66,746 for the Large Cap Equity Fund, $37,153 for the Small Cap Equity Fund, $31,812 for the Government Income Fund, $39,434 for the Quality Income Fund, and $36,567 for the North Carolina Tax-Free Bond Fund. For the fiscal year ended April 30, 2000 BISYS earned the following fund accounting service fees: $48,881 for the Mid Cap Equity Fund, $63,225 for the Large Cap Equity Fund, $36,540 for the Small Cap Equity Fund, $34,991 for the Government Income Fund, $37,439 for the North Carolina Tax-Free Bond Fund.

YIELD AND PERFORMANCE INFORMATION

The Funds may, from time to time, include their yield, effective yield, tax equivalent yield and average annual total return in advertisements or reports to shareholders or prospective investors.

Quotations of yield for each class of shares of the Funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued with respect to that class during a period ("net investment income"), and will be computed by dividing net investment income for the class by the maximum offering price per share of that class on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b + 1)#6-1]/cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share of the class on the last day of the period; the # indicates that the following single character is an exponent.

The 30-day yield for the period ended April 30, 2002 was as follows: 3.23%, 2.72% and 4.64% for the Class A shares of the Government Income Fund, the North Carolina Tax-Free Bond Fund and Quality Income Fund, respectively, and 2.73%, 2.22% and 4.14% for the Class B shares of the Government Income Fund, the North Carolina Tax-Free Bond Fund and Quality Income Fund, respectively.

Quotations of tax-equivalent yield for each class of shares of RBC North Carolina Tax-Free Bond Fund will be calculated according to the following formula:

                        TAX EQUIVALENT YIELD = (E) / l-p
                 E = tax-exempt yield p = stated income tax rate

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in each class of shares of a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                P (1 + T)#n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return for the class, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund and class-specific expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid; the # indicates that the following single character is an exponent. Quotations of yield and total return will reflect only the performance of a hypothetical investment in a class of shares of the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of the Fund's (and classes') expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

PERFORMANCE INFORMATION

                              TOTAL RETURN SUMMARY
                                  THE RBC FUNDS
                           PERIOD ENDED APRIL 30, 2002

                             AVERAGE ANNUAL RETURNS*

------------------------------------- ----------------------------------- -----------------------------------
     RBC LARGE CAP EQUITY FUND                     CLASS A                             CLASS B
------------------------------------- ----------------------------------- -----------------------------------
  One Year Ended April 30, 2002 -                  -17.87%                             -18.50%
        Return Before Taxes
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                -17.88%                             -18.50%
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                -10.97%                             -11.36%
      and Sale of Fund Shares
------------------------------------- ----------------------------------- -----------------------------------
    5 Year - Return Before Taxes                    3.97%                               3.19%
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                 2.52%                               1.83%
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                 3.07%                               2.50%
      and Sale of Fund Shares
------------------------------------- ----------------------------------- -----------------------------------
   10 Year - Return Before Taxes                    8.62%                               7.93%
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                  n/a                                 n/a
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                  n/a                                 n/a
      and Sale of Fund Shares
------------------------------------- ----------------------------------- -----------------------------------


------------------------------------- ----------------------------------- -----------------------------------
      RBC MID CAP EQUITY FUND                      CLASS A                             CLASS B
------------------------------------- ----------------------------------- -----------------------------------
  One Year Ended April 30, 2002 -                   5.99%                               5.31%
        Return Before Taxes
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                 4.24%                               3.48%
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                 4.92%                               4.57%
      and Sale of Fund Shares
------------------------------------- ----------------------------------- -----------------------------------
    5 Year - Return Before Taxes                    15.06%                              14.25%
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                 10.05%                              9.18%
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                 10.88%                              10.23%
      and Sale of Fund Shares
------------------------------------- ----------------------------------- -----------------------------------
   10 Year - Return Before Taxes                    15.11%                              14.35%
------------------------------------- ----------------------------------- -----------------------------------


------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                  n/a**                               n/a**
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                  n/a**                               n/a**
      and Sale of Fund Shares
------------------------------------- ----------------------------------- -----------------------------------



------------------------------------- ----------------------------------- -----------------------------------
     RBC SMALL CAP EQUITY FUND                     CLASS A                             CLASS B
------------------------------------- ----------------------------------- -----------------------------------
  One Year Ended April 30, 2002 -                   8.17%                               7.30%
        Return Before Taxes
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                 7.85%                               6.97%
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                 5.27%                               4.75%
      and Sale of Fund Shares
------------------------------------- ----------------------------------- -----------------------------------
    5 Year - Return Before Taxes                    13.91%                              13.02%
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                  n/a**                               n/a**
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                  n/a**                               n/a**
      and Sale of Fund Shares
------------------------------------- ----------------------------------- -----------------------------------
 Inception (1/1/95) - Return Before                 14.40%                              13.61%
               Taxes
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                  n/a**                               n/a**
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                  n/a**                               n/a**
      and Sale of Fund Shares
------------------------------------- ----------------------------------- -----------------------------------



------------------------------------- ----------------------------------- -----------------------------------
     RBC GOVERNMENT INCOME FUND                    CLASS A                             CLASS B
------------------------------------- ----------------------------------- -----------------------------------
  One Year Ended April 30, 2002 -                   6.28%                               5.76%
        Return Before Taxes
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                 4.27%                               3.96%
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                 3.82%                               3.50%
      and Sale of Fund Shares
------------------------------------- ----------------------------------- -----------------------------------
    5 Year - Return Before Taxes                    6.48%                               5.93%
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                 4.22%                               3.89%
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                 4.10%                               3.77%
      and Sale of Fund Shares
------------------------------------- ----------------------------------- -----------------------------------
   10 Year - Return Before Taxes                    5.84%                               5.24%
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                  n/a**                               n/a**
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                  n/a**                               n/a**
      and Sale of Fund Shares
------------------------------------- ----------------------------------- -----------------------------------



------------------------------------- ----------------------------------- -----------------------------------
  RBC NORTH CAROLINA TAX-FREE FUND                 CLASS A                             CLASS B
------------------------------------- ----------------------------------- -----------------------------------


------------------------------------- ----------------------------------- -----------------------------------
  One Year Ended April 30, 2002 -                   5.64%                               5.21%
        Return Before Taxes
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                 5.41%                               4.98%
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                 5.07%                               4.60%
      and Sale of Fund Shares
------------------------------------- ----------------------------------- -----------------------------------
    5 Year - Return Before Taxes                    5.17%                               4.66%
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                 5.09%                               4.59%
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                 4.95%                               4.44%
      and Sale of Fund Shares
------------------------------------- ----------------------------------- -----------------------------------
   10 Year - Return Before Taxes                    4.91%                               4.37%
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                  n/a**                               n/a**
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                  n/a**                               n/a**
      and Sale of Fund Shares
------------------------------------- ----------------------------------- -----------------------------------



------------------------------------- ----------------------------------- -----------------------------------
      RBC QUALITY INCOME FUND                      CLASS A                             CLASS B
------------------------------------- ----------------------------------- -----------------------------------
  One Year Ended April 30, 2002 -                   3.67%                               3.17%
        Return Before Taxes
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                 1.38%                               1.08%
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                 2.26%                               1.96%
      and Sale of Fund Shares
------------------------------------- ----------------------------------- -----------------------------------
 Inception (6/1/00) - Return Before                 5.31%                               7.14%
               Taxes
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                 2.98%                               4.91%
------------------------------------- ----------------------------------- -----------------------------------
Return After Taxes on Distributions                 3.09%                               4.64%
      and Sale of Fund Shares
------------------------------------- ----------------------------------- -----------------------------------


* Prior to November 1, 2001, Class A shares were sold subject to a front-end sales charge. For investors who purchased Class A shares prior to November 1, 2001 subject to an initial sales charge, you should note that the above performance excludes the effect of the sales charge then in effect and that, as a result, the actual performance of your investment is lower than shown above.


** After-tax returns are not available and are therefore not required to be presented for periods prior to the time the Fund became a registered investment company.


The performance data quoted represents past performance and is not an indication of future results as yields fluctuate daily.


Centura Funds Distributor, Inc. is the Distributor for The RBC Group of Funds.

CONTINGENT DEFERRED SALES CHARGE:

Shares redeemed within 5 years of purchase are subject to a CDSC equal to a percentage of the lesser of the purchase NAV or the redemption NAV. The contingent deferred sales charge will not be imposed on increases above the beginning NAV or shares purchased through the reinvestment of dividends or capital gains.

                        CONTINGENT DEFERRED SALES CHARGE

                                            MID CAP EQUITY FUND    GOVERNMENT INCOME FUND
                                            LARGE CAP EQUITY FUND  NORTH CAROLINA TAX-FREE FUND
YEARS SINCE PURCHASE                        SMALL CAP EQUITY FUND  RBC QUALITY INCOME  FUND
---------------------------                 ---------------------  --------------------------

         1...........................                   5.0%               3.0%
         2...........................                   4.0%               3.0%
         3...........................                   3.0%               3.0%
         4...........................                   2.0%               2.0%
         5...........................                   1.0%               1.0%
         6...........................                     0%                 0%

The performance data quoted represents past performance and is not an indication of future results as yields fluctuate daily.

RBC Funds Distributor, Inc. is the Distributor for RBC Funds.

                     NOTES ABOUT THE PERFORMANCE INFORMATION

(a) BACKGROUND OF THE FUNDS

From 12/31/90 to 5/31/94 (conversion date), RBC Mid Cap Equity Fund and RBC Government Income Fund were bank collective trust funds maintained and managed by RBC Bank, and from 1/31/91 to 5/31/94 (conversion date), RBC North Carolina Tax-Free Bond Fund was a common trust fund maintained and managed by RBC Bank. From 12/31/90 to 9/30/96 (conversion date), RBC Large Cap Equity Fund was a common trust fund maintained and managed by RBC Bank. From 1/1/95 to 5/1/97 (conversion date), RBC Small Cap Equity Fund was a bank common trust fund maintained and managed by RBC Bank. Bank collective and common trust funds are not required to register as investment companies under the Investment Company Act of 1940. Accordingly, performance achieved by a Fund's predecessor collective or common trust fund reflects performance prior to the Fund's commencement of operations as a series of a registered investment company. The investment objectives, strategies and policies of each of these Funds prior to its conversion from the bank common or collective fund predecessor to a registered mutual fund were in all material respects equivalent to those of its successor registered mutual fund.

(b) HOW THE PERFORMANCE INFORMATION WAS CALCULATED

Investment performance for the Funds during their maintenance as common or collective trust funds has been calculated on a monthly basis utilizing the Bank Administration Institute's recommended time-weighted rate of return method to compute the investment performance reflected in the above Schedule.

The performance figures assume the maximum sales load, reinvestment of dividends and interest and include the cost of brokerage commissions. The investment performance excludes taxes an investor might have incurred as a result of taxable ordinary income and capital gains realized by the accounts. Bank common and collective trust funds are not subject to certain expenses normally incurred by a mutual fund, such as advisory, administrative, transfer and fund accounting agent and 12b-1 fees. Thus, the performance figures, for periods prior to conversion to registered funds have been adjusted, on a monthly basis, to reflect the impact of the higher contractual expense ratios for the registered funds at the time of the conversion. Where performance information for the period since conversion reflects deduction of sales charges, pre-conversion figures have been similarly adjusted to reflect sales charges applicable to the registered funds.

It should be noted, however, that the bank-maintained common and collective trust funds are not subject to the same tax and regulatory requirements, including certain investment restrictions, applicable to registered mutual funds. These regulatory and tax requirements could have adversely affected the performance of the Funds' collective and common trust fund predecessors.

In connection with communicating its yields or total return to current or prospective unit holders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs or transaction costs.

Performance information for the Funds may be compared, in reports and promotional literature, to: (i) , Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper, Inc. a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund.

Other Indexes to which the Funds' performance may be compared may include:

- Standard & Poor's 500 Composite Stock Price Index -- an index of market activity based on the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends. The Index thus reflects the total return of its portfolio, including changes in market prices as well as accrued income interest;

- The Russell 2000 Index -- an index comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Index was developed with the base value of 135.00 as of December 31, 1986;

- Merrill Lynch Government, U.S. Treasury Short-Term Index -- this index shows total return for all outstanding U.S. Treasury securities maturing in from one to 2.99 years. Price, coupon and total return are reported using market weighted value including accrued interest; and

- Lehman Brothers Municipal Bond Index -- a total return performance index of approximately 21,000 municipal bonds that meet certain criteria. Price, coupon, and total return are reported using market weighted value including accrued interest.

In addition to those indexes listed above, the following indexes to which the Funds' performance may be compared may include:

-    Lehman Brothers Intermediate Government Index

-    Lipper Short U.S. Treasury Funds Index

-    Lipper Growth Index

-    Lipper Equity Income Index

-    S&P Mid-Cap 400 Index

-    Valueline Index

When performance records are developed by the Funds, they may, from time to time, include the yield and total return for shares (including each class, as applicable) in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Funds are mandated by the SEC. In general, the performance of the classes of each Fund will differ due to (a) differences in the level of class specific expenses, including service and distribution fees and (b) the fact that total return figures for Class A shares will reflect the deduction of the maximum front-end sales charge applicable for each Fund while the total return figures for Class B shares will reflect the maximum CDSC for each Fund. Due to and the lower rate of distribution fees applicable to Class A shares, yield and total return on Class B shares can be expected to be lower than the yield and total return on Class A shares for the same period.

Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and average annual total return of the Funds for those investors.

RBC North Carolina Tax-Free Bond Fund may also advertise its "taxable equivalent yield." Taxable equivalent yield is the yield that an investment, subject to regular federal and North Carolina personal income taxes, would need to earn in order to equal, on an after-tax basis, the yield on an investment exempt from such taxes (normally calculated assuming the maximum combined federal and North Carolina marginal tax rate). A taxable equivalent yield quotation for the Fund will be higher than the yield quotations for the Fund.

The following table shows how to translate the yield of an investment that is exempt from regular federal and North Carolina personal income taxes into a taxable equivalent yield for the 2001 taxable year. The last five columns of the table show approximately how much a taxable investment would have to yield in order to generate an after-tax (regular federal and North Carolina personal income taxes) yield of 4%, 5%, 6%, 7% or 8%. For example, the table shows that a married taxpayer filing a joint return with taxable income of $80,000 would have to earn a yield of approximately 10.38% before regular federal and North Carolina personal income taxes in order to earn a 7% yield after such taxes.

                                2002 TAXABLE YEAR
                TAXABLE EQUIVALENT YIELD TABLE (1) -- FEDERAL AND
                      NORTH CAROLINA PERSONAL INCOME TAXES



                                                                            TO EQUAL HYPOTHETICAL TAX-FREE YIELD
                                                                             OF  4%, 5%, 6%, 7% OR 8%, A TAXABLE
                                                                               INVESTMENT WOULD HAVE TO YIELD
            TAXABLE INCOME (2)                           COMBINED                       APPROXIMATELY
                                                         MARGINAL
SINGLE RETURN                  JOINT RETURN              RATE (3)      4%         5%         6%          7%        8%

up to $6,000                  up to $12,000               15.40%       4.73%     5.91%      7.09%      8.27%      9.46%
$6,001-$12,750                $12,001-$21,250             20.10%       5.01%     6.26%      7.51%      8.76%     10.01%
$12,751-$27,050               $21,251-$45,200             20.95%       5.06%     6.33%      7.59%      8.86%     10.12%
$27,051-$60,000               $45,201-$100,000            32.58%       5.93%     7.42%      8.90%     10.38%     11.87%
$60,001-$65,550               $100,001-$109,250           33.12%       5.98%     7.48%      8.97%     10.47%     11.96%


$65,551-$136,750              $109,251-$166,450           35.89%       6.24%     7.80%      9.36%     10.92%     12.48%
$136,751-$297,300             $166,451-$297,300           40.50%       6.72%     8.40%     10.08%     11.76%     13.45%
$297,301 and over             $297,301 and over           43.82%       7.12%     8.90%     10.68%     12.46%     14.24%


(1) The chart is presented for information purposes only. Tax equivalent yields are a useful tool in determining the desirability of a tax exempt investment; should not be regarded as determinative of the desirability of such an investment. In addition, this chart is based on a number of assumptions which may not apply in your case. You should, therefore, consult a competent tax adviser regarding tax equivalent yields in your situation.

(2) Assuming the federal alternative minimum tax is not applicable.

(3) The combined marginal rates were calculated using federal and North Carolina tax rate tables for the 2001 taxable year. The federal tax rate tables are indexed each year to reflect changes in the Consumer Price Index and to reflect changes due to the Economic Growth & Tax Relief Reconciliation Act of 2001. The combined federal and North Carolina personal income tax marginal rates assume the North Carolina personal income taxes are fully deductible for federal income tax purposes as an itemized deduction. However, the ability to deduct itemized deductions (including state income taxes) for federal income tax purposes is limited for those taxpayers whose federal adjusted gross income for 2000 exceeds $128,950 ($64,475 in the case of a married individual filing a separate return). In addition, for federal income tax purposes the tax benefit of personal exemptions is phased out for taxpayers whose adjusted gross incomes exceed specified thresholds (for 2000, $128,950 in the case of single individuals and $193,400 in the case of married individuals filing a joint return).

INDEPENDENT AUDITORS


Ernst & Young, LLP, 1100 Huntington Center, 41 South High Street, Columbus, Ohio 43215, has been selected by the Board of Directors effective November 1, 2001, to serve as the independent auditors for the Company for the fiscal year ending April 30, 2003. Ernst & Young, LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings.
Prior to August 15, 2001, the Funds' previous auditors served as the independent auditors for the Company for the fiscal year ended April 30, 2001.


COUNSEL

Dechert, Ten Post Office Square, Boston MA 02109, passes upon certain legal matters in connection with the shares offered by the Company and also acts as Counsel to the Company.

CODE OF ETHICS

The Trust, Adviser, and BISYS each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The

Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


FINANCIAL STATEMENTS

The Report of Independent Accountants and financial statements of the Funds included in their Annual Report for the periods ended April 30, 2002 (the "Annual Report") are incorporated herein by reference to such Report. Copies of such Annual Report are available without charge upon request by writing to RBC Funds, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8006 or telephoning (800) 442-3688.

The financial statements for the periods ended April 30, 2002 in the Annual Report incorporated by reference into this Statement of Additional Information have been audited by Ernst & Young, LLP, independent auditors, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS SAI OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                    APPENDIX

                           DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S BOND RATINGS:

Excerpts from Moody's description of its bond ratings are listed as follows: Aaa -- judged to be the best quality and they carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards -- together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -- interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba -- judged to have speculative elements, their future cannot be considered as well assured; B -- generally lack characteristics of the desirable investment; Caa -- are of poor standing -- such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

Excerpts from S&P's description of its bond ratings are listed as follows: AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D -- interest or principal payments are in default.

S&P applies indicators "+" no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF SHORT-TERM MUNICIPAL OBLIGATIONS:

Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity. Ratings categories for securities in these groups are as follows: MIG 1/VMIG 1 -- denotes best quality, there is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing; MIG 2/VMIG 2 -- denotes high quality, margins of protection are ample although not as large as in the preceding group; MIG 3/VMIG 3 -- denotes high quality, all security elements are accounted for but there is lacking the undeniable strength of the preceding grades; MIG 4/VMIG 4 -- denotes adequate quality, protection commonly regarded as required of an investment security is present, but there is specific risk; SQ -- denotes speculative quality, instruments in this category lack margins of protection.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

Excerpts from Moody's commercial paper ratings are listed as follows: PRIME-1 -- issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations; PRIME-2 -- issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations; PRIME-3 -- issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations; NOT PRIME -- issuers do not fall within any of the Prime categories.

DESCRIPTION OF S&P'S RATINGS FOR CORPORATE AND MUNICIPAL BONDS:

Investment grade ratings: AAA -- the highest rating assigned by S&P, capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A -- has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal -- whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative grade ratings: BB, B, CCC, CC, C -- debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal -- while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; CI --reserved for income bonds on which no interest is being paid; D -- in default, and payment of interest and/or repayment of principal is in arrears. Plus (+) OR minus (-) -- the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Description of S&P's rating for municipal notes and short-term municipal demand obligations:

Rating categories are as follows: SP-1 -- has a very strong or strong capacity to pay principal and interest --those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation; SP-2 --has a satisfactory capacity to pay principal and interest; SP-3 -- issues carrying this designation have a speculative capacity to pay principal and interest.

Description of S&P's Ratings For Short-Term Corporate Demand Obligations and Commercial Paper:

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 --the degree of safety regarding timely payment is strong -- those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation; A-2 -- capacity for timely payment is satisfactory -- however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 -- has adequate capacity for timely payment --however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B -- regarded as having only speculative capacity for timely payment.

                                RBC FUNDS, INC.
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                        GENERAL AND ACCOUNT INFORMATION
                                 (800) 442-3688

                      STATEMENT OF ADDITIONAL INFORMATION
                                 CLASS I SHARES

This Statement of Additional Information ("SAI") describes the six series (each a "Fund") of RBC Funds, Inc. (the "Company") advised by Glenwood Capital Management, Inc. (the "Adviser" or "GCM".) The Funds are:

     --  RBC Large Cap Equity Fund

     --  RBC Mid Cap Equity Fund

     --  RBC Small Cap Equity Fund

     --  RBC Government Income Fund

     --  RBC Quality Income Fund

     --  RBC North Carolina Tax-Free Bond Fund



Each Fund has distinct investment objectives and policies. Shares of the Funds are sold to the public by the RBC Funds Distributor, Inc. as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of the Adviser or its affiliates.

The Company is offering an indefinite number of shares of Class I shares of each Fund, available only to accounts managed by the Adviser's Trust Department, and non-profit institutions. Each Fund also offers Class A and Class B shares which are sold subject to certain sales charges and offered by a separate prospectus. Class I shares have no front-end sales charge or contingent deferred sales charge. See "Other Information -- Capitalization" herein.

This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the Class I Shares Funds dated August 30, 2002 ( the "Prospectus".) This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The financial statements and related report of the independent accountants in the Funds' Annual Report for the fiscal year ended April 30, 2002 are incorporated by reference into this SAI. A copy of the Annual Report. The Prospectus is available, without charge, and may be obtained by writing or calling the Funds at the address or telephone number printed above.

August 30, 2002

                                TABLE OF CONTENTS
                                                                           PAGE
INVESTMENT POLICIES......................................................    3
The Funds................................................................    3
Description of Securities and Investment Practices.......................    6
U.S. Government Securities...............................................    6
Bank Obligations.........................................................    7
Commercial Paper.........................................................    7
Repurchase Agreements....................................................    7
Loans of Portfolio Securities............................................    7
Variable and Floating Rate Demand and Master Demand Notes................    8
Forward Commitments and When-Issued Securities...........................    8
Corporate Debt Securities................................................    8
Investment Companies.....................................................    9
Option Writing and Purchasing............................................   10
Risks of Options Transactions............................................   11
Options on Futures Contracts.............................................   11
Risks of Futures and Options Investments.................................   11
Limitations on Futures Contracts and Options on Futures Contracts........   12
Real Estate Investment Trusts............................................   13
Convertible Securities...................................................   13
Foreign Securities.......................................................   13
Short Sales Against the Box..............................................   14
Forward Foreign Currency Exchange Contracts..............................   14
Risks of Forward Foreign Currency Contracts..............................   15
Stock Index Futures Contracts............................................   15
Risk of Foreign Currency Options.........................................   15
Mortgage Related Securities..............................................   16
Other Asset Backed Securities............................................   17
Zero Coupon and Pay-in-Kind Securities...................................   17
Interest Rate Futures Contracts..........................................   17
Dollar Roll Agreements ..................................................   18
North Carolina Municipal Obligations.....................................   18
Municipal Lease Obligations..............................................   20
Stand-By Commitments.....................................................   20
Participation Interests..................................................   21
Third Party Puts.........................................................   21
INVESTMENT RESTRICTIONS..................................................   21
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................   23
EXCHANGE OF FUND SHARES .................................................   23
MANAGEMENT...............................................................   24
Directors and Officers...................................................   24
Distribution of Fund Shares..............................................   29
Administrative Services..................................................   29
DETERMINATION OF NET ASSET VALUE.........................................   30
PORTFOLIO TRANSACTIONS...................................................   31
Portfolio Turnover.......................................................   33
TAXATION.................................................................   33
RBC North Carolina Tax-Free Bond Fund....................................   36
OTHER INFORMATION........................................................   38
Capitalization...........................................................   38
Voting Rights............................................................   38
Custodian, Transfer Agent and Fund Accounting Agent......................   38
Independent Auditors.....................................................   45
Counsel..................................................................   45
Registration Statement...................................................   46
Financial Statements.....................................................   46
Appendix.................................................................   47

                               INVESTMENT POLICIES

This Statement of Additional Information discusses the investment objectives of the Funds and the policies employed by the Funds to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies. The investment objective of each Fund is a fundamental policy of the Fund and may not be changed without the approval of the Fund's shareholders.

References herein to "Adviser" include any sub-adviser, if applicable.

THE FUNDS


RBC LARGE CAP EQUITY FUND. RBC Large Cap Equity Fund pursues its objective of long-term capital appreciation by investing primarily in common stocks. In addition, the Fund may invest in other equity securities such as convertible securities and preferred stocks, and enter into stock index futures contracts, options on securities, options on futures contracts and forward foreign currency exchange contracts to a limited extent (see "Stock Index Futures Contracts", "Options Writing and Purchasing", "Options on Futures Contracts" and "Forward Foreign Currency Exchange Contracts".) The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through American Depository Receipts ("ADRs") (see "Foreign Securities"). Under normal circumstances, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in common stocks of large U.S. companies. Large companies are defined as those with market capitalization of $10 billion or more at the time of purchase. Companies that satisfy this test at the time of purchase will continue to be considered "large" for purposes of the 80% test even if they subsequently fall below this range. For temporary defensive purposes when the Adviser has determined that abnormal market or economic conditions so warrant, the Fund may invest without limit in debt instruments of the same types, and subject to the same conditions, as the RBC Mid Cap Equity Fund may invest under such circumstances as described below.

RBC MID CAP EQUITY FUND. RBC Mid Cap Equity Fund pursues its objective of long-term capital appreciation by investing primarily in a diversified portfolio of publicly traded common and preferred stocks and securities convertible into or exchangeable for common stock (see "Convertible Securities".) The Fund expects to invest primarily in common stocks of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs (See "Foreign Securities"). Under normal circumstances, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in common stocks of mid-sized companies. The Fund may also invest in other equity securities, such as convertible securities and preferred stocks. Mid-sized companies are defined as those with market capitalizations that fall within the range of companies in the S&P 400 Mid Cap Index at the time of investment. The S&P 400 Mid Cap Index is an unmanaged index that is designed to track the performance of medium sized companies. The index is updated quarterly, and the companies included in the index, as well as their capitalization ranges, change from time to time. A company that was within the range of the index at the time its stock was purchased by the Fund will continue to be considered mid-sized for purposes of the 80% test even if its capitalization subsequently falls outside the range of the index. The Fund may invest without limit in debt instruments for temporary defensive purposes when the Adviser has determined that abnormal market or economic conditions so warrant. These debt obligations may include U.S. Government securities; certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments); variable and floating rate demand and master demand notes; commercial paper; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See "Bank Obligations", "Commercial Paper", "Corporate Debt

Securities, " "Repurchase Agreements" and "Variable and Floating Rate Demand and Master Demand Notes"). Although the Fund's investments in such debt securities and in convertible and preferred stock will generally be rated A, A-1, or better by Standard & Poor's Corporation ("S&P") or A, Prime-1 or better by Moody's Investors Service, Inc. ("Moody's"), or deemed of comparable quality by the Adviser, the Fund is authorized to invest up to 15% of its assets in securities rated as low as BBB by S&P or Baa by Moody's, or deemed of comparable quality by the Adviser. Securities rated BBB or Baa, or deemed equivalent to such securities, may have speculative characteristics. If any security held by the Fund is downgraded below BBB/Baa (or so deemed by the Adviser), the securities will generally be sold unless it is determined that such sale is not in the best interest of the Fund. The Fund will not invest in securities rated below BBB or Baa. In addition, the Fund may enter into stock index future contracts, options on securities and options on future contracts to a limited extent (see "Stock Index Futures Contracts", "Option Writing and Purchasing", and "Options on Futures Contracts".) The Fund may also invest in investment companies and real estate investment trusts (REITS) and lend portfolio securities (See "Investment Companies", and "Real Estate Investment Trusts".)


RBC SMALL CAP EQUITY FUND. RBC Small Cap Equity Fund pursues its objective of long-term capital appreciation by investing under normal circumstances at least 80% of its net assets, plus any borrowings for investment purposes, common stocks of small companies. The Fund may also invest in other equity securities including primarily in a diversified portfolio of common and preferred stocks and securities convertible into common stock of small companies (see "Convertible Securities".)


Its investments in non-U.S. issuers will generally be in the form of ADRs (see "Foreign Securities".) In addition, the Fund may enter into stock index futures contracts, options on securities, options on futures contracts and forward foreign currency exchange contracts to a limited extent (see "Stock Index Futures Contracts", "Option Writing and Purchasing", "Options on Futures Contracts" and "Forward Foreign Currency Exchange Contracts"). The Fund may also invest in investment companies and REITS and lend its portfolio securities (see "Investment Companies", "Real Estate Investment Trusts", and "Loans of Portfolio Securities"). For temporary defensive purposes during abnormal market or economic conditions, the Fund may invest without limit in debt instruments of the same type, and subject to the same conditions, as the RBC Mid Cap Equity Fund may invest under such circumstances as described below.

RBC GOVERNMENT INCOME FUND. RBC Government Income Fund pursues its objective of relatively high current income consistent with relative stability of principal and safety by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by the U.S. Government, its agencies and instrumentalities. (see "U.S. Government Securities" and "Mortgage Related Securities".) These securities may also include zero coupon and pay-in-kind securities (see "Zero Coupon and Pay-in-kind Securities"). In general, its investments will have maximum maturities of 10 years.

To permit desirable flexibility, the Fund has authority to invest in corporate debt securities rated A or better by S&P or Moody's (or deemed of comparable quality by the Adviser) and high quality money market instruments including commercial paper rated A-1 or better by S&P or Prime 1 or better by Moody's (or deemed by the Adviser to be of comparable quality); certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; variable and floating rate demand and master demand notes; and repurchase agreements with respect to securities in which the Fund is authorized to invest (see "Bank Obligations", "Commercial Paper", "Corporate Debt Securities", "Repurchase Agreements", and "Variable and Floating Rate Demand and Master Demand Notes".) In addition, the Fund may enter into interest rate futures contracts, options on securities and options on futures contracts to a limited extent (see "Interest Rate Futures Contracts", "Option Writing and Purchasing" and "Options on Futures Contracts".) The Fund may also invest in investment companies, REITS, securities on a when-issued basis or forward commitment basis and lend its portfolio securities (see "Investment Companies", "Real Estate Investment Trusts", "Forward Commitments and When-Issued Securities" and "Loans of Portfolio Securities".)

RBC QUALITY INCOME FUND. RBC Quality Income Fund pursues its objective of current income and capital appreciation by investing in a diversified portfolio consisting primarily of investment grade debt obligations, including U.S. government securities. Under normal market conditions, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in: obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities; corporate bonds of U.S. issuers; and mortgage-backed securities issued by U.S. government agencies (see "U.S. Government Securities", "Mortgage Related Securities" and "Corporate Debt Securities".) These debt obligations may pay either fixed or variable rates of interest (see "Variable and Floating Rate Demand and Master Demand Notes".)

The Fund also has authority to invest in other types of securities, including preferred stocks, securities convertible into common stock, dollar-denominated obligations of non-U.S. issuers, various types of asset-backed securities, taxable municipal obligations and money market instrument (see "Convertible Securities", "Foreign Securities", and "Municipal Obligations.) The Fund may also invest in income-producing securities issued by real estate investment trusts ("REITs") (see "Real Estate Investment Trusts".) The Fund may engage in transactions in covered options and interest-rate futures contracts in order to lengthen or shorten the average maturity of its portfolio (see "Interest Rate Futures Contracts", "Option Writing and Purchasing", and "Options on Futures Contracts".) and dollar roll transactions (see "Dollar Roll Transactions"). The Fund expects to maintain a dollar-weighted average portfolio maturity of between 5 and 15 years.

At least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in securities that are investment grade - i.e., rated within the four highest categories by nationally recognized statistical rating organizations ("rating agencies") and of that, at least 70% of the Fund's total assets will be rated A or better by Moody's or S&P or, if unrated, deemed of comparable quality by the Adviser. If the rating of a security held by the Fund is reduced, the Adviser is not required to sell the security but will do so if and when the Adviser believes the sale is in the best interests of the Fund. Up to 30% of the Fund's total assets may be invested in securities rated BBB by S&P or Baa by Moody's (or, if unrated, deemed of comparable quality by the Sub-Adviser) at the time of purchase by the Fund, in preferred stocks, zero coupon obligations and in convertible securities. (see "Zero Coupon and Pay-in-Kind Securities".) The Fund may invest in defensive investments as described for Government Income Fund. The Fund may also invest in other investment companies; forward commitments and when-issued securities, municipal lease obligations, stand-by commitments; participation interests and third party puts. (see "Investment Companies", "Forward Commitments and When-Issued Securities", "Forward Foreign Currency Exchange Contracts", "Municipal Lease Obligations", "Stand-by Commitments", "Participation Interests", and "Third Party Puts".) The Fund has authority to lend its portfolio securities (see "Loans of Portfolio Securities".)

RBC NORTH CAROLINA TAX-FREE BOND FUND. RBC North Carolina Tax-Free Bond Fund pursues its objective of high current income that is free from both regular federal income tax and North Carolina personal income tax, together with relative safety of principal by investing primarily in a portfolio of obligations issued by the state of North Carolina, its political subdivisions, and their agencies and instrumentalities, the income from which, in the opinion of the issuer's bond counsel, is exempt from regular federal and North Carolina personal income taxes ("North Carolina Municipal Obligations"). As a fundamental policy, during periods of normal market conditions, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in securities the interest income from which is exempt from the regular federal or North Carolina state income tax. Additionally, under normal circumstances, (a) at least 80% of the value of the Fund's total assets will be invested in "bonds" -- i.e., debt obligations with a duration of at least one year from the date of issue, and (b) at least 80% of the value of the Fund's net assets will be invested in securities that are North Carolina Municipal Obligations. The Fund seeks to capture a high proportion of the currently available return on North Carolina Municipal Obligations while providing greater safety of principal than would be available from longer term municipal securities. (See "North Carolina Municipal Obligations".) The Fund may also invest in municipal leases, participation interests, stand-by commitments and third party puts (see "Municipal Lease Obligations",

"Participation Interests", "Stand-By Commitments" and "Third Party Puts".) The Fund also seeks to moderate price fluctuations by diversifying its investments among different municipal issuers and by limiting its investments to securities of high quality.

The Fund seeks to provide income that is fully free from regular federal and North Carolina personal income taxes, as well as from the federal alternative minimum tax. To provide the flexibility to deal with a variety of market circumstances, however, the Fund may invest up to 20% of its net assets in (a) municipal obligations of other states ("Municipal Obligations"), the income from which would not be free from North Carolina personal income tax, (b) in Municipal Obligations subject to the federal alternative minimum tax ("AMT Obligations") provided such AMT obligations do not exceed 10% of the Fund's assets, and (c) cash reserves and other obligations producing taxable income, including obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit, bankers' acceptances and other short-term debt obligations of U.S banks with total assets of at least $1 billion; commercial paper rated A-1 or better by S&P or Prime-1 or better by Moody's (or deemed by the Adviser to be of comparable quality); and repurchase agreements relating to underlying securities in which the Fund is authorized to invest (see "Bank Obligations", "Commercial Paper", "Corporate Debt Securities", "U.S. Government Securities", "Repurchase Agreements", and "Mortgage-Related Securities".) For temporary defensive purposes when the Adviser has determined that abnormal market and economic conditions so warrant the Fund may invest up to 50% of its assets in investments producing taxable income and AMT Obligations. Any distributions by the Fund of capital gains and other income that are not designated by the Fund as "exempt-interest dividends" will normally be subject to federal, state and, in some cases, local tax. Tax advisers should be consulted regarding tax effects for particular investors.

The Fund's quality criteria require that the Fund purchase Municipal Obligations rated A, SP-1 or better by S&P or A, MIG-1 or better by Moody's; commercial paper rated A-1 or better by S&P or Prime-1 or better by Moody's; corporate debt securities rated A or better by S&P or Moody's (or debt securities given equivalent ratings by at least two other nationally recognized statistical rating organizations ("NRSROs")) or, if any of such securities are not rated, that they be of comparable quality in the Adviser's opinion. The Fund's investments in Municipal Obligations may also include zero coupon and pay-in-kind securities, variable and floating rate demand and master demand notes, and when-issued securities (see "Zero Coupon and Pay-in-Kind Securities", "Variable and Floating Rate Demand and Master Demand Notes" and "Forward Commitments and When-Issued Securities".)

In determining to invest in a particular Municipal Obligation, the Adviser will rely on the opinion of bond counsel for the issuer as to the validity of the security and the exemption of interest on such security from federal and relevant state income taxes, and the Adviser will not make an independent investigation of the basis for any such opinion. In addition, the Fund may enter into interest rate futures contracts, options on securities and options on futures contracts to a limited extent (see "Interest Rate Futures Contracts", "Option Writing and Purchasing" and "Options on Futures Contracts".) The Fund may also invest in investment company securities and lend its portfolio securities (see "Investment Companies" and "Loans of Portfolio Securities".)

               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

U.S. GOVERNMENT SECURITIES (ALL FUNDS). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates issued by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan

Banks, Federal Farm Credit Banks, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

BANK OBLIGATIONS (ALL FUNDS). These obligations include negotiable certificates of deposit and bankers' acceptances. The Funds limit their bank investments to dollar-denominated obligations of U.S. or foreign banks which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

COMMERCIAL PAPER (ALL FUNDS). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by a Fund must meet the minimum rating criteria for that Fund.

REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. These agreements permit the Funds to earn income for periods as short as overnight. Repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks in accordance with guidelines adopted by the Board of Directors. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

LOANS OF PORTFOLIO SECURITIES (ALL FUNDS). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 5% of the total assets of a particular Fund.

The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (ALL FUNDS). The Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

The Funds may also buy variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Funds have no limitations on the type of issuer from whom the notes will be purchased. However, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, the Funds may, under their minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for other comparable debt obligations.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (ALL FUNDS). A Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund holds, and maintains until the settlement date in a segregated account cash, U.S. Government securities or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although a Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although a Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, that Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon such sales.

CORPORATE DEBT SECURITIES (ALL FUNDS). Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund, or if unrated, are in the Advisor's opinion comparable in quality to corporate debt securities in which the Fund may invest.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's S&P or another rating agency may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

INVESTMENT COMPANIES (ALL FUNDS). Each Fund may invest in securities issued by the other investment companies. Each of these Funds currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by Shareholders. The Funds' investments in investment companies may include various exchange traded funds ("ETFs"), subject to the Fund's investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of ETFs are:


     - "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

     - "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

     - "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.


     - "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundled the stocks and trade them separately, according to the Fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.

OPTION WRITING AND PURCHASING (ALL FUNDS). A Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. A Fund may also purchase put and call options. A Fund will not write covered calls on more than 25% of its portfolio, and a Fund will not write covered calls with strike prices lower than the underlying securities' cost basis on more than 25% of its total portfolio. A Fund may not invest more than 5% of its total assets in option purchases.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio. The sale of a call option against an amount of cash equal to the potential liability of a put constitutes a "covered put." When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which a Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities. At the time a Fund writes a put option or a call option on a security it does not hold in its portfolio in the amount required under the option, it will establish and maintain a segregated account with its custodian consisting solely of cash, U.S. Government securities and other liquid high grade debt obligations equal to its liability under the option.

Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Adviser and verified in appropriate cases. OTC options transactions will be made by a Fund only with recognized U.S. Government securities dealers. OTC options are subject to the Funds' 15% limit on investments in securities which are illiquid or not readily marketable (see "Investment Restrictions"), provided that OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a "repurchase formula" will not be subject to such 15% limit.

It may be a Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of canceling the Fund's position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

RISKS OF OPTIONS TRANSACTIONS (ALL FUNDS). The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position. If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.

OPTIONS ON FUTURES CONTRACTS (ALL FUNDS). A Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

A Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transaction costs.

RISKS OF FUTURES AND RELATED OPTIONS INVESTMENTS (ALL FUNDS). There are several risks associated with the use of futures contracts and options on futures contracts. While the Fund's use of futures contracts and related options for hedging may protect a Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movement in the level of interest rates or securities prices. There can be no guarantee that the Adviser's forecasts about market value, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from the skills required to manage other assets in a Fund's portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. The potential risk of loss to the Fund from a futures transaction is unlimited. Therefore, although the Funds have authority to engage in futures transactions, they have no present intention to do so and will engage in such transactions only when disclosure to that effect has been added to the Prospectus.

A Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. A Fund will not enter into a futures contract if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Fund's total assets.

The Funds may trade futures contracts and options on futures contracts on U.S. domestic markets for RBC Mid Cap Equity Fund, RBC Large Cap Equity Fund and RBC Small Cap Equity Fund also on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or a Fund could incur losses as a result of changes in the exchange rate. Transactions for foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio.

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS (ALL FUNDS). Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets. Futures contracts and related put options written by a Fund will be offset by assets held in a segregated custodial account sufficient to satisfy the Fund's obligations under such contracts and options.

REAL ESTATE INVESTMENT TRUSTS (ALL FUNDS EXCEPT RBC NORTH CAROLINA TAX-FREE BOND
FUND). A Fund may invest to a limited extent in equity or debt real estate investment trusts ("REITs"). Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interest in real property. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass-through tax treatment of its income under the Internal Revenue Code and may also fail to maintain its exemption from registration under the Investment Company Act of 1940. Also, REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.

CONVERTIBLE SECURITIES (RBC LARGE CAP EQUITY FUND, RBC MID CAP EQUITY FUND, RBC SMALL CAP EQUITY FUND AND RBC QUALITY INCOME FUND). Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are "senior" to common stock -- i.e., they have a prior claim against the issuer's assets. Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.

FOREIGN SECURITIES (RBC LARGE CAP EQUITY FUND, RBC MID CAP EQUITY FUND RBC SMALL CAP EQUITY FUND AND RBC QUALITY INCOME FUND). Investing in the securities of issuers in any foreign country, including ADRs, involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy. Although a Fund may engage in forward foreign currency transactions and foreign currency options to protect its portfolio against fluctuations in currency exchange rates in relation to the U.S. dollar, there is no assurance that these techniques will be successful.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Through the Funds' flexible policies, the Adviser endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it may place the Funds' investments.

SHORT SALES AGAINST THE BOX. (RBC LARGE CAP EQUITY FUND, RBC MID CAP EQUITY FUND AND RBC SMALL CAP EQUITY FUND) Each of the Small Cap Equity, Mid Cap Equity and Large Cap Equity Funds may engage in short sales against the box. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. Additionally, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. The segregated assets are pledged to the selling broker pursuant to applicable margin rules. If the broker were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. To minimize this risk, a Fund will enter into short sales against the box only with brokers deemed by the Adviser to be creditworthy. No more than 10% of the Funds net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (RBC LARGE CAP EQUITY FUND, RBC MID CAP EQUITY FUND AND RBC SMALL CAP EQUITY FUND). RBC Mid Cap Equity Fund, RBC Large Cap Equity Fund and RBC Small Cap Equity Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

RISKS OF FORWARD FOREIGN CURRENCY CONTRACTS (RBC LARGE CAP EQUITY FUND, RBC MID CAP EQUITY FUND AND RBC SMALL CAP EQUITY FUND). The precise matching of the value of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Projection of short-term currency movements is extremely difficult, and the successful execution of a short-term hedging strategy is uncertain. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

STOCK INDEX FUTURES CONTRACTS (RBC LARGE CAP EQUITY FUND, RBC MID CAP EQUITY FUND AND RBC SMALL CAP EQUITY FUND). These Funds may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the purchase level and the index level at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

RBC Mid Cap Equity Fund, RBC Large Cap Equity Fund and RBC Small Cap Equity Fund will utilize stock index futures contracts only for the purpose of attempting to protect the value of their common stock portfolios in the event of a decline in stock prices and, therefore, usually will be sellers of stock index futures contracts. This risk management strategy is an alternative to selling securities in the portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which that Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. These Funds also may buy or sell stock index futures contracts to close out existing futures positions.

RISK OF FOREIGN CURRENCY OPTIONS (RBC LARGE CAP EQUITY FUND, RBC MID CAP EQUITY FUND AND RBC SMALL CAP EQUITY FUND). Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. The Funds will not speculate in options on foreign currencies.

There is no assurance that a liquid secondary market will exist for any particular foreign currency option or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Fund cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of underlying assets.

MORTGAGE-RELATED SECURITIES (RBC GOVERNMENT INCOME FUND, RBC QUALITY INCOME FUND, AND RBC NORTH CAROLINA TAX-FREE BOND FUND). Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). RBC North Carolina Tax-Free Bond Fund may invest only in those mortgage pass-through securities whose payments are tax-exempt. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR"), or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by a Fund would tend to drop and the portfolio-weighted average life of such securities held by a Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, a Manager may, but is not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations. Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

A Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to in investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by government and non-governmental entities. Some CMOs are debt obligations of FHLMC issued in multiple classes with different maturity dates secured by the pledge of a pool of conventional mortgages purchased by FHLMC. Other types of CMOs are issued by corporate issuers in several series, with the proceeds used to purchase mortgages or mortgage pass-through certificates. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. To the extent a particular CMO is issued by an investment company, a Fund's ability to invest in such CMOs will be limited. See "Investment Restrictions".

Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.

It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with a Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities, but no investments will be made in such securities until the Fund's prospectus and/or SAI have been revised to reflect such securities.

OTHER ASSET-BACKED SECURITIES (RBC GOVERNMENT INCOME FUND, RBC QUALITY INCOME FUND AND RBC NORTH CAROLINA TAX-FREE BOND FUND). Other asset-backed securities (unrelated to mortgage loans) are developed from time to time and may be purchased by a Fund to the extent consistent with its investment objective and policies.

ZERO COUPON AND PAY-IN-KIND SECURITIES (RBC GOVERNMENT INCOME FUND, RBC QUALITY INCOME FUND, AND RBC NORTH CAROLINA TAX-FREE BOND FUND). Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although a Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue and pay out its income from such securities annually as income dividends and require stockholders to pay tax on such dividends (except if such dividends qualify as exempt-interest dividends).

INTEREST RATE FUTURES CONTRACTS (RBC GOVERNMENT INCOME FUND, RBC NORTH CAROLINA TAX FREE BOND FUND AND RBC QUALITY INCOME FUND). These Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills. For municipal securities, there is the Bond Buyer Municipal Bond Index.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Adviser anticipates a rise in long-term interest rates, the Fund could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

MORTGAGE DOLLAR ROLL AGREEMENTS (RBC GOVERNMENT INCOME FUND, RBC QUALITY INCOME
FUND). Each Fund may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. The Fund will limit its obligations on dollar roll transactions to 25 percent of the Fund's net assets.

NORTH CAROLINA MUNICIPAL OBLIGATIONS (RBC NORTH CAROLINA TAX-FREE BOND FUND). North Carolina Municipal Obligations are debt securities issued by the state of North Carolina, its political subdivisions, and the districts, authorities, agencies and instrumentalities of the state and its political subdivisions, the interest on which is exempt from regular federal and North Carolina income taxes.

North Carolina municipal bonds are issued for various public purposes, including the construction of housing, pollution abatement facilities, health care and prison facilities, and educational facilities.

Unlike other types of investments, municipal securities have traditionally not been subject to registration with, or other regulation by, the Securities and Exchange Commission ("SEC"). However, there have been proposals which could lead to future regulations of these securities by the SEC.

Because this Fund will concentrate its investments in North Carolina Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of North Carolina issuers to pay interest on or to repay the principal of their debt obligations. Thus, the net asset value of the shares may be particularly impacted by the general economic situation within North Carolina. The concentration of the Fund's investments in a single state may involve greater risk than if the Fund invested in Municipal Obligations throughout the country, due to the possibility of an economic or political development which could uniquely affect the ability of issuers to meet the debt obligations of the securities.

The North Carolina Constitution provides that total expenditures for a fiscal year shall not exceed the total of receipts and the surplus at the beginning of the year. Effective May 1, 1999, the North Carolina General Assembly eliminated the State's remaining 2% sales tax on food. The State's inheritance tax was repealed, effective January 1, 1999. The maximum corporate income tax rate for corporations with taxable years beginning in 2000 is reduced to 6.9%.

Early in the 2000-2001 fiscal year the State anticipated a substantial General Fund budget shortfall. This shortfall was attributed to four major factors. First, the State was required to refund approximately $123 million of income tax refunds in the 2000-2001 fiscal year, payment that had been deferred from fiscal year 1999-2000. Second, the State was required to refund approximately $63.3 million in taxes and fees arising from lawsuits involving privilege fees charged to major automobile finance companies and involving the intangibles tax previously levied by the State. Third, the State's share of the federal Medicaid program generated expenditures approximately $108 million greater than the budgeted appropriation.

Finally, due to a general slow down of the national economy, it was forecasted that actual general revenue realizations would be approximately $700 million less than the budgeted amount.

The 2001 General Assembly enacted a State budget for the 2001-03 biennium totaling $53.9 billion, which included $26.6 billion for 2001-02 and $27.4 billion for 2002-03. This included funds to continue the current operations of State government as well as monies for capital improvements and other nonrecurring items. The total State budget is supported by the following four primary sources of revenues: General Fund (57%), Federal Funds (26.9%), Highway Funds/Highway Trust Fund (7.8%) and Other Funds (8.3%).

The State is currently projecting an overall shortfall in the enacted General Fund budget for fiscal year 2001-2002 (which ends June 30, 2002) in the range of $875 million to $1.1 billion. The shortfall is primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures can be attributed to the on-going national and North Carolina economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks.

In January 2002 the State's rate of unemployment was 6.4% as compared to 5.5% in June 2001. It is currently estimated that the State's unemployment rate may rise through the remainder of fiscal year 2001-2002, peaking at around 6.5%.

In addition, on April 11, 2002, the State Budget Officer, on behalf of Governor Easley, directed the State Controller to escrow one-half of the April 15, 2002 payment to be received under the National Tobacco settlement. These funds (in the amount of $60,766,180) were otherwise designated for deposit to the trust funds created for tobacco farmers and allotment holders and for health programs under the plan enacted by the General Assembly for disbursement of settlement payments. The remaining half of the tobacco settlement payment was made to Golden Leaf Foundation (the foundation responsible for using a portion of the settlement payments to help communities in North Carolina injured by the decline of tobacco).

In addition, the State is currently projecting a substantial shortfall in the enacted General Fund budget for the 2002-2003 fiscal year. Based on current economic forecasts, the State anticipates that it will continue to experience an under-realization of budgeted revenues and that Medicaid expenditures will continue to exceed budgeted appropriations. On account of a number of uncertainties involved in predicting the State's revenues and expenses for the remainder of this fiscal year and in the next fiscal year, the State is not able at this time to predict the magnitude of the 2002-2003 fiscal year shortfall with accuracy. The State believes, however, that the shortfall will be at least as great as the shortfall in the current fiscal year. The State believes that in the event of such a shortfall, actions are available to the legislature and to the Governor that will assure that the State meets its constitutional mandate that the budget for each fiscal period be balanced.

It is unclear what effect these developments at the State level may have on the value of the Debt Obligations in the North Carolina Fund.

The Adviser believes that the information summarized above describes some of the more significant matters relating to the North Carolina Tax-Free Bond Fund. The information was derived from publicly available documents. The Adviser has not independently verified any of the information contained in the publicly available documents.

Obligations of issuers of North Carolina Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bank Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the North Carolina legislature or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its North Carolina

Municipal Obligations may be materially affected.

MUNICIPAL LEASE OBLIGATIONS (RBC NORTH CAROLINA TAX-FREE BOND FUND AND RBC QUALITY INCOME FUND). The Fund may invest in municipal lease obligations including certificates of participation ("COPs"), which finance a variety of public projects. Because of the way these instruments are structured, they may carry a greater risk than other types of Municipal obligations. The Fund may invest in lease obligations only when they are rated by a rating agency or, if unrated, are deemed by the adviser, to be of a quality comparable to the Fund's quality standards. With respect to any such unrated municipal lease obligations in which the Fund invests, the Company's Board of Directors will be responsible for determining their credit quality, on an ongoing basis, including assessing the likelihood that the lease will not be canceled. Prior to purchasing a municipal lease obligation and on a regular basis thereafter, the Adviser will evaluate the credit quality and, pursuant to guidelines adopted by the Directors, the liquidity of the security. In making its evaluation, the Adviser will consider various credit factors, such as the necessity of the project, the municipality's credit quality, future borrowing plans, and sources of revenue pledged for lease repayment, general economic conditions in the region where the security is issued, and liquidity factors, such as dealer activity. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. In order to limit certain of these risks, a Fund will limit its investments in municipal lease obligations that are illiquid, together with all other illiquid securities in its portfolio, to not more than 15% of its assets. The liquidity of municipal lease obligations purchased by a Fund will be determined pursuant to guidelines approved by the Board of Directors. Factors considered in making such determinations may include; the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency.

STAND-BY COMMITMENTS (RBC NORTH CAROLINA TAX-FREE BOND FUND, RBC QUALITY INCOME FUND, RBC GOVERNMENT INCOME FUND). The Funds may acquire "stand-by commitments," which will enable it to improve its portfolio liquidity by making available same-day settlements on sales of its securities. A stand-by commitment gives the Fund, when it purchases a Municipal Obligation from a broker, dealer or other financial institution ("seller"), the right to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The Fund may acquire stand-by commitments solely to facilitate portfolio liquidity and not to protect against changes in the market price of the Fund's portfolio securities. The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment.

Therefore, it is expected that the Directors will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

There is no assurance that stand-by commitments will be available to the Fund nor does the Fund assume that such commitments would continue to be available under all market conditions.

PARTICIPATION INTERESTS (RBC NORTH CAROLINA TAX-FREE BOND FUND, RBC GOVERNMENT INCOME FUND, RBC QUALITY INCOME FUND). The Fund may purchase from banks participation interests in all or part of specific holdings of Municipal Obligations. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Fund's Adviser has determined meets the prescribed quality standards of the Fund. Thus either the credit of the issuer of the Municipal Obligation or the selling bank, or both, will meet the quality standards of the Fund. The Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the Municipal Obligation plus accrued interest, but only (a) as required to provide liquidity to the Fund, (b) to maintain a high quality investment portfolio or (c) upon a default under the terms of the Municipal Obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service satisfactory to the Adviser that interest earned by the Fund on Municipal Obligations on which it holds participation interests is exempt from federal income tax.

THIRD PARTY PUTS (RBC NORTH CAROLINA TAX-FREE BOND FUND, RBC QUALITY INCOME FUND, RBC GOVERNMENT INCOME FUND). The Fund may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement. In the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. The risk to the Fund in this case will be that of holding a long-term bond which would tend to lengthen the weighted average maturity of the Fund's portfolio.

These bonds coupled with puts may present tax issues also associated with stand-by commitments. As with any stand-by commitments acquired by the Fund, the Fund intends to take the position that it is the owner of any Municipal Obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such Municipal Obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Fund's portfolio in a manner designed to minimize any adverse impact from these investments.

                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund, and except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the Investment Company Act of 1940 ("1940 Act"), means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund. Each Fund, except as indicated, may not:

         (1) With respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of such assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         (2) Borrow money except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes; a Fund will make no purchases if its outstanding borrowings exceed 5% of its total assets;

         (3) Invest in real estate, provided that a Fund may invest in readily marketable securities (except limited partnership interests) of issuers that deal in real estate and securities secured by real estate or interests therein and a Fund may hold and sell real estate (a) used principally for its own office space or (b) acquired as a result of a Fund's ownership of securities;

         (4) Engage in the business of underwriting securities of other issuers, except to the extent that the purchase of securities directly from the issuer (either alone or as one of a group of bidders) or the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

         (5) Make loans, except that a Fund may (a) lend its portfolio securities, (b) enter into repurchase agreements and (c) purchase the types of debt instruments described in the Prospectus or the SAI;

         (6) Purchase securities or instruments which would cause 25% or more of the market value of the Fund's total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities;

         (7) Issue any senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and provided that collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

         (8) Purchase or sell commodity contracts, except that the Fund may invest in futures contracts and in options related to such contracts (for purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities.)

         For restriction number 1, above, with respect to RBC North Carolina Tax-Free Bond Fund, the state of North Carolina and each of its political subdivisions, as well as each district, authority, agency or instrumentality of North Carolina or of its political subdivisions will be deemed to be a separate issuer, and all indebtedness of any issuer will be deemed to be a single class of securities. Securities backed only by the assets of a non-governmental user will be deemed to be issued by that user. Restriction number 6, above, will prevent RBC North Carolina Tax-Free Bond Fund from investing 25% or more of its total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry, but this restriction does not apply to any other tax-free Municipal Obligations. For purposes of investment restriction number

         (1), the RBC Quality Income Fund considers a Municipal Obligation to be issued by the government entity (or entities) whose assets and revenues back the Municipal Obligation. For a Municipal Obligation backed only by the assets and revenues of a non-governmental user, such user is deemed to be the issuer; such issuers to the extent their principal business activities are in the same industry, are also subject to investment restriction (2.) For purposes of investment restriction number 6, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities. For purposes of restriction number 7, with respect to its futures transactions and writing of options (other than fully covered call options), a Fund will maintain a segregated account for the period of its obligation under such contract or option consisting of cash, U.S. Government securities and other liquid high grade debt obligations in an amount equal to its obligations under such contracts or options.

Additionally, under a non-fundamental policy that may be changed by the Board of Directors without shareholder approval, none of the Funds may invest more than 15% of the value of its net assets in investments which are illiquid or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice.)


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Each of the classes of shares of the Company's Funds is sold on a continuous basis by the Company's distributor, RBC Funds Distributor, Inc.(the "Distributor"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The Company's Funds offer one or more of the following classes of shares: Class A Shares, Class B Shares and Class I Shares. (Information concerning Class A and Class B Shares is contained in a separate prospectus and Statement of Additional Information, each dated August 30, 2002.)

As stated in the Prospectus, the public offering price of Class I Shares of each Fund is its net asset value per share.

The offering price is rounded to two decimal places each time a computation is made.

Each Fund may redeem shares involuntarily if redemption appears appropriate in light of the Company's responsibilities under the 1940 Act.

                             EXCHANGE OF FUND SHARES

As described in the Prospectus, the Funds offer two convenient ways to exchange shares of a Fund for shares of another Fund in the Company. Shares of a particular class of the Fund may be exchanged only for shares of that same class in another Fund. Before engaging in an exchange transaction, a shareholder should obtain and read carefully the Prospectus describing the Fund into which the exchange will occur. A shareholder may not exchange shares of a class of the Fund for shares of the same class of another Fund that has not satisfied applicable requirements for sale in the state of the shareholder's residence. There is no minimum for exchanges, provided the investor has satisfied the $1,000 minimum investment requirement for the Fund into which he or she is exchanging, and no service fee is imposed for an exchange. The Company may terminate or amend the terms of the exchange privilege at any time upon 60 days notice to shareholders.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

The Board of Directors governs the Company. The Board of Directors is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds and the conduct of the Company's business. In addition, the Directors review contractual arrangements with companies that provide services to the Corporation and review the Funds' performance.

The age, address and principal occupations for the past five years of each Director and executive officers of the Company are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219. Each Director and officer serves in such capacity for an indefinite period of time until their removal, resignation or retirement.


                                 POSITION, TERM OF                                                     NUMBER OF
                                 OFFICE AND LENGTH                                                   PORTFOLIOS IN
                                  OF TIME SERVED                                                      FUND COMPLEX
NAME,   DATE  OF  BIRTH  AND     WITH THE COMPANY    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      OVERSEEN BY
ADDRESS                                                AND OTHER DIRECTORSHIPS HELD BY DIRECTOR         DIRECTOR
-------                                                ----------------------------------------        ----------


--------------------------------------------------------------------------------------------------- ------------------
INTERESTED DIRECTORS

Lucy Hancock Bode               Director        since  Lobbyist.                                              6
(Date of Birth: 8/27/51)        4/26/94
P.O. Box 6338
Raleigh, NC 27628
J. Franklin Martin              Director        since  President of LandCraft Properties                      6
(Date of Birth: 11/14/44)       1/24/96                (1978-present).
227 W. Trade Street
Suite 2730
Charlotte, NC 28202
------------------------------- -------------------- ---------------------------------------------- ------------------
Leslie H. Garner, Jr.           Director        since  President, Cornell College                             6
(Date of Birth: 8/29/50)        4/26/24
600 First Street
West    Mount    Vernon,    IA
52314-1098
James H. Speed, Jr.             Director        since  Formerly Vice President & Controller                   6
(Date of Birth: 6/13/53)        4/26/94                Hardee's Food Systems, Inc. (1991-2000);
11032 Brass Kettle                                     Deloitte & Touche - Senior Audit Manager
Raleigh, NC 27614                                      (1979-1991).

R. William Shauman              Director        since  Banking Consultant; President, First of                6
(Date of Birth: 12/13/37)       7/20/99                America Insurance Co. (1997-1998); Executive
3131 Woodham Ave                                       Vice President, First of America Bank Corp.
Portage, MI 49002                                      (1993-1997).

-------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS

Walter B. Grimm                 President       since  BISYS - Senior Vice President and Client Services Executive of Client
(Date of Birth: 6/3/45)         7/13/99                Services (1992-present).

Nadeem Yousaf                   Treasurer       since  BISYS - Director (1999-present); previously, Director, Investors Bank &
(Date of Birth: 1/26/69)        5/24/00                Trust.
Curtis Barnes                   Secretary       since  BISYS - Vice President.
(Date of Birth: 9/24/53)        7/13/99

Lara Bocskey                    Vice President  since  BISYS - Client Services Manager (1998-present); First of America Bank
(Date of Birth:)                5/16/01                Corporation, Product Manager (1997-1998); Marketing Specialist (1995-1997).
------------------------------- -------------------- --------------------------------------------------------------------------

The Company has an Audit Committee, consisting of Directors that are not "interested persons" of the

Company as that term is defined by the 1940 Act (the "Independent Directors"), currently Messrs. Shauman, Speed and Garner. As set forth in its charter, the primary duties of the Company's Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Company's independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by GCM or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with GCM on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met 3 times during the fiscal year ended April 30, 2002.

The Company also has a Nominating Committee that is composed of the Independent Directors. The Nominating Committee's primary responsibility is to nominate Director candidates when there is a vacancy on the Board. The Nominating Committee does not consider nominees from shareholders. The Nominating Committee did not meet during the fiscal year ended April 30, 2002.

As of the date of this SAI, the Directors and officers of the Company, as a group, own less than 1% of the outstanding shares of the Funds. The table below shows the value of each Director's holdings in the Company and all of the Funds as of December 31, 2001. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.




------------------------------ --------------------------------------------------------------------------
                                DOLLAR RANGE OF SECURITIES IN THE FUNDS
------------------------------ --------------------------------------------------------------------------
                                 RBC
                                 NORTH     RBC        RBC     RBC
                                 CAROLINA  LARGE      MID     SMALL   RBC                 AGGREGATE DOLLAR
                                 TAX-FREE  CAP        CAP     CAP     GOVERNMENT RBC      FUND RANGE OF
                                 FUND      EQUITY     EQUITY  EQUITY  INCOME     QUALITY  SECURITIES IN
INTERESTED DIRECTORS*            FUND      FUND       FUND    FUND    FUND       INCOME   THE FUND COMPLEX
------------------------------ --------- ---------- ------- ------- --------- -------- ------------------
Lucy Hancock Bode                 0          0        0       0        0         0             0
------------------------------ --------- ---------- ------- ------- --------- -------- ------------------
J. Franklin Martin                0          0        0       0        0         0             0
------------------------------ --------- ---------- ------- ------- --------- -------- ------------------
Leslie H. Garner, Jr.             0          0        0       0        0         0             0
------------------------------ --------- ---------- ------- ------- --------- -------- ------------------
James H. Speed, Jr.               0          0        0       0        0         0             0
------------------------------ --------- ---------- ------- ------- --------- -------- ------------------
R. William Shauman                0          0        0       0        0         0             0
------------------------------ --------- ---------- ------- ------- --------- -------- ------------------

** Directors who are not "interested persons" of the Company as defined under the 1940 Act.

Directors of the Company who are not directors, officers or employees of the Adviser or the Administrator receive from the Company an annual retainer of $3000 (plus $750 for serving on the Board's Audit Committee) and a fee of $750 for each Board of Directors and Board committee meeting of the Company attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are directors, officers or employees of the Adviser or the Administrator do not receive compensation from the Company. The table below sets forth the compensation received by each Director from the Company for the fiscal year ended April 30, 2002.

                                       PENSION OR                     TOTAL
                                       RETIREMENT                 COMPENSATION
                                        BENEFITS     ESTIMATED    FROM FUND AND
                                         ACCRUED      ANNUAL      FUND COMPLEX
                        AGGREGATE      AS A PART     BENEFITS      (6 FUNDS)
  NAME OF DIRECTOR    COMPENSATION      OF FUND        UPON          PAID TO
                       FROM FUNDS       EXPENSES    RETIREMENT      DIRECTORS
----------------       -----------      ---------   ----------    -------------
                        INDEPENDENT DIRECTORS

Lucy Hancock Bode        $6,750           -0-           -0-            $6,750
J. Franklin Martin       $6,750           -0-           -0-            $6,750
R. William Shauman       $8,250           -0-           -0-            $8,250
Leslie H. Garner, Jr.    $9,000           -0-           -0-            $9,000
James H. Speed, Jr.      $9,000           -0-           -0-            $9,000


As of the date of this SAI, the following individuals owned 5% or more of the Class I shares of the Funds:

                             RBC MID CAP EQUITY FUND

CLASS I OWNED                 SHARES OWNED              PERCENTAGE OWNED
 -------------                ------------             ------------------
RBC Bank                      9,308,255.560*                94.939%
PO Box 1220
Rocky Mount, NC 27802



                            RBC SMALL CAP EQUITY FUND


CLASS I OWNED                 SHARES OWNED              PERCENTAGE OWNED
 -------------                ------------             ------------------
RBC Bank                     1,525,843.089*                97.576%
PO Box 1220
Rocky Mount, NC 27802

                           RBC GOVERNMENT INCOME FUND

CLASS I OWNED                  SHARES OWNED              PERCENTAGE OWNED
 -------------                 ------------             ------------------
RBC Bank                      2,413,788.197*                98.067%
PO Box 1220
Rocky Mount, NC 27802

*Disclaims beneficial ownership.

                             RBC QUALITY INCOME FUND

CLASS I OWNED                  SHARES OWNED              PERCENTAGE OWNED
 -------------                 ------------             ------------------
RBC Bank                      6,175,169.735*                99.746%
PO Box 1220
Rocky Mount, NC 27802

                      RBC NORTH CAROLINA TAX-FREE BOND FUND

CLASS I OWNED                  SHARES OWNED              PERCENTAGE OWNED
 -------------                 ------------             ------------------
RBC Bank                      2,246,987.273*                96.009%
PO Box 1220
Rocky Mount, NC 27802

                            RBC LARGE CAP EQUITY FUND

CLASS I OWNED                  SHARES OWNED              PERCENTAGE OWNED
 -------------                 ------------             ------------------
RBC Bank                      6,034,609.470*                98.988%
PO Box 1220
Rocky Mount, NC 27802


*Disclaims beneficial ownership.

     A Shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined under applicable securities laws) of the Fund.


INVESTMENT ADVISER

 Glenwood Capital Management, Inc. (the "Adviser" or "GCM") 3201 Beechleaf Court, Suite 350, Raleigh, North Carolina 27604, serves as investment adviser to the Funds. For these services, the Adviser receives from each Fund a fee at an annual rate based on each Fund's average daily net assets. The rates for each Fund are 0.70% for RBC Mid Cap Equity Fund, 0.70% for RBC Large Cap Equity Fund, 0.30% for RBC Government Income Fund, 0.35% for RBC North Carolina Tax-Free Bond Fund, 0.70% for RBC Small Cap Equity Fund, 0.60% for RBC Quality Income Fund.

To accommodate new regulatory requirements applicable to banks which serve as investment advisers to registered investment companies as contained in the Investment Advisers Act of 1940, as amended, the responsibilities of RBC Centura Bank as adviser to the Funds were assumed by Glenwood Capital Management, a newly-formed wholly owned subsidiary of RBC Centura Bank, on April 3, 2001. The assumption of these investment advisory responsibilities by GCM did not result in any changes in staff or resources presently employed to render advisory services. Pursuant to an Assumption Agreement (the "Assumption Agreement") between the Company, RBC Centura Bank and GCM. GCM assumed and now performs all duties and obligations of RBC Centura Bank under the Master Investment Advisory Agreement between RBC Centura Bank and the Company dated April 26, 1994 with no change to the fee rates payable by the Funds thereunder. The Assumption Agreement was approved by the Board on February 21, 2001.

Under the terms of the Investment Advisory Agreement and Assumption Agreement for the Funds between the Company and the Adviser (the "Agreement"), the investment advisory services of the Adviser to the Funds are not exclusive. The Adviser is free to, and does, render investment advisory services to others.

Effective June 5, 2001, RBC Centura Bank, Inc., the parent company of the Company's former investment adviser and new investment adviser, RBC Centura Bank and GCM, respectively, was acquired by Royal Bank of Canada ("RBC".) The transaction occurred under certain terms involving two publicly held issuers which terms generally would not cause an assignment of the advisory contracts of their advisory subsidiaries. RBC is a diversified financial services company that provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, online banking and transaction processing on a global basis. RBC employs approximately 50,000 people who serve approximately 10 million personal, business and public sector customers in North America and in some 30 countries around the world. To the knowledge of GCM, no changes to the Funds, including their key personnel and management style, have occurred or will occur as a result of the transaction.

The Investment Advisory Agreement will continue in effect with respect to each Fund for a period more than two years from the date of its execution, only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of each Fund or by the Board of Directors and (ii) by a majority of the Directors who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. With respect to all the Funds other than RBC Large Cap Equity Fund, RBC Small Cap Equity Fund and RBC Quality Income Fund, the Investment Advisory Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such parties, at a meeting called for the purpose of voting on the Investment Advisory Agreement, held on April 26, 1994, and by the sole shareholder of the Funds on April 26, 1994.


With respect to RBC Large Cap Equity Fund, RBC Small Cap Equity Fund and RBC Quality Income Fund, respectively, the Investment Advisory Agreement with RBC Bank was approved by the Board of Directors, including a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such parties, at meetings called for such purpose held on July 24, 1996 (for Large Cap Equity Fund), January 29, 1997 (for Small Cap Equity
Fund) and January 27, 1999 (for RBC Quality Income Fund) and by the sole shareholder of each such Fund on July 24, 1996 (for Large Cap Equity Fund), January 29, 1997 (for Small Cap Equity Fund), and January 27, 1999 (for RBC Quality Income Fund.) The Investment Advisory Agreement, as it relates to all RBC Funds, was re-approved at the February 20, 2002 Board of Directors Meeting. The Investment Advisory Agreement may be terminated at any time without penalty by vote of the Directors (with respect to the Company or a Fund) or, with respect to any Fund, by vote of the Directors or the shareholders of that Fund, or by the Adviser, on 60 days written notice by either party to the Investment Advisory Agreement and will terminate automatically if assigned.


RENEWAL OF THE INVESTMENT ADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

At a meeting held February 20, 2002, the Board of Directors, including the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreements defined below, approved the continuation of the Master Investment Advisory Contract, the Investment Advisory Contract Supplements between the Company and RBC Centura Bank, the Assumption Agreement between RBC Centura Bank and GCM (collectively, the "Agreements"). As part of its review of the Agreements, the Directors received and discussed certain information, including the advisory services performed, qualifications of staffing, compensation and Fund performance. The Board then met with management of GCM and counsel to the Company to discuss this information and GCM's intentions with regard to the management of the Funds. The Directors determined that the advisory fees paid to GCM were reasonable and fair based on (1) the nature, quality and scope of the operations and services provided to the Funds by GCM which include GCM's evaluation of each Fund's investment performance relative to other comparable funds and relevant indexes; (2) the analysis of the costs and any net profits to GCM of performing services for the Funds in the past year and
(3) the comparison of data by Lipper Analytical Services showing the advisory fees and other expenses of each Fund and those of other comparable funds. In determining to approve the investment advisory contracts, the Board of Directors did not identify any single factor as being more important than others, but considered all factors together. The Directors judged the terms and the conditions of the Agreements including the advisory fee, in light of all surrounding circumstances.

For the fiscal year ended April 30, 2002, the Adviser earned the following advisory fees: $1,154,340,

$991,770, $213,500, $120,717, $487,489 and $105,938 from the Mid Cap Equity
Fund, Large Cap Equity Fund, Small Cap Equity Fund, Government Income Fund, Quality Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the fiscal year ended April 30, 2002, the Adviser did not waive fees for the Mid Cap Equity Fund, Large Cap Equity Fund, Small Cap Equity Fund, Government Income Fund, Quality Income Fund and the North Carolina Tax-Free Bond Fund, respectively.

For the fiscal year ended April 30, 2001, the Adviser earned the following advisory fees: $999,897, $1,406,150, $224,738, $132,130, $459,238 and $126,730
from the Mid Cap Equity Fund, Large Cap Equity Fund, Small Cap Equity Fund, Government Income Fund, Quality Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the fiscal year ended April 30, 2001, the Adviser waived fees in the amount of $75,171, $43,287, $16,496, $12,168, $945 and $19,139 for
the Mid Cap Equity Fund, Large Cap Equity Fund, Small Cap Equity Fund, Government Income Fund, Quality Income Fund and the North Carolina Tax-Free Bond Fund, respectively.

For the fiscal year ended April 30, 2000, the Adviser earned the following advisory fees: $244,052 from the Small Cap Equity Fund, $966,319 from the Mid Cap Equity Fund, $1,335,602 from the Large Cap Equity Fund, $247,841 from the Government Income Fund, $141,519 from the North Carolina Tax-Free Bond Fund and, for the period May 11, 1999 through April 30, 2000, $246,461 for the Quality Income Fund in advisory fees. For the fiscal year ended April 30, 2000, RBC Bank waived advisory fees of $5,361 and $5,854 for each of the North Carolina Tax-Free Bond Fund and the Quality Income Fund, respectively.

DISTRIBUTION OF FUND SHARES

Centura Funds Distributor, Inc. (the "Distributor") serves as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.


ADMINISTRATIVE SERVICES

BISYS Fund Services Ohio, Inc. ("BISYS") is the Sponsor and Administrator of the Funds and provides administrative services necessary for the operation of the Funds, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' Adviser, Distributor, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Directors affiliated with BISYS. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets.

BISYS is a subsidiary of BISYS Group, Inc, which is headquartered in Little Falls, New Jersey and supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and record keeping services in partnership with banking institutions and investment management companies. At a meeting held on July 24, 1996, the Directors reviewed and approved an Administration Agreement with BISYS Fund Services Limited Partnership, and a Transfer Agency Agreement and a Fund Accounting Agreement with BISYS. At a meeting held on October 26,1998, the Directors reviewed and approved amendments to each of the Administration Agreement, the Transfer Agency Agreement and the Fund Accounting Agreement to substitute BISYS as the contractual party. BISYS has its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219.

For the fiscal year ended April 30, 2002, BISYS received administration fees of $247,359, $212,523, $45,750, $60,358, $121,872 and $45,402 from the Mid Cap
Equity Fund, Large Cap Equity Fund, Small Cap Equity Fund, Government Income Fund, Quality Income Fund, and the North Carolina Tax-Free Bond Fund, respectively.

For the fiscal year ended April 30, 2001, BISYS received administration fees of $214,264, $301,318, $48,158, $66,065, $114,810 and $54,313 from the Mid Cap
Equity Fund, Large Cap Equity Fund, Small Cap Equity Fund, Government Income Fund, Quality Income Fund, and the North Carolina Tax-Free Bond Fund, respectively.

For the fiscal year ended April 30, 2000, BISYS received administration fees of $207,073, $286,202, $52,297, $123,921, $60,706, and, for the period May 11, 1999 through April 30, 2000, $62,094 for each of the Mid Cap Equity Fund, the Large Cap Equity Fund, the Small Cap Equity Fund, the Government Income Fund, the North Carolina Tax-Free Bond Fund, and the Quality Income Fund, respectively. For the same period, BISYS waived fee of $7,423 for the North Carolina Tax-Free Bond Fund.

The Administration Agreement for each Fund was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of such parties, at meetings held July 24, 1996 and January 29, 1997 April 27, 1998 and January 27, 1999. The Administration Agreement is terminable with respect to a Fund or the Company without penalty, at any time, by vote of a majority of the Directors or, with respect to a Fund, by vote of the holders of a majority of the shares of the Fund, each upon not more than 90 days written notice to the Administrator, and upon 90 days notice, by the Administrator.


DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of each Fund is calculated at 4:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading, which excludes the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of shares of the Funds is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of such class's outstanding shares. All expenses, including fees paid to the Adviser and Administrator, are accrued daily and taken into account for the purpose of determining the net asset value.

Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Directors. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Directors. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

                             PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreement, the Adviser places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers it selects in its discretion.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Adviser will seek the best execution of the Fund's orders. Purchases and sales of portfolio debt securities for the Funds are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Funds may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Adviser with broker-dealers which, in the judgment of the Adviser, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Adviser. The Adviser may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Adviser.

A Fund may buy and sell securities to take advantage of investment opportunities when such transactions are consistent with a Fund's investment objectives and policies and when the Adviser believes such transactions may improve a Fund's overall investment return. These transactions involve costs in the form of spreads or brokerage commissions.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

Investment decisions for the Funds and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Adviser, or BISYS are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.

The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser can supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The advisory fees paid by the Funds are not reduced because the Adviser and their affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser may cause a Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser or Sub-Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

For the fiscal year ended April 30, 2002, $74,424, 181,323 and 36,730 were paid in brokerage commissions by the Mid Cap Equity Fund, Large Cap Equity Fund and Small Cap Equity Fund, respectively. Of this amount, none was paid to any affiliated brokers. None of the other Funds paid any brokerage commissions for such periods.

For the fiscal year ended April 30, 2001, $193,390, $140,698 and $61,327 were paid in brokerage commissions by the Mid Cap Equity Fund, Large Cap Equity Fund and Small Cap Equity Fund, respectively. Of this amount, none was paid to any affiliated brokers. None of the other Funds paid any brokerage commissions for such periods.

For the fiscal year ended April 30, 2000, $378,462, $219,825 and $302,736 were paid in brokerage commissions by the Mid Cap Equity Fund, Large Cap Equity Fund and Small Cap Equity Fund, respectively. Of this amount, none was paid to any affiliated brokers. None of the other Funds paid any brokerage commissions for such periods.


     As of April 30, 2001, the Quality Income Fund and the Large Cap Equity Fund held investments in securities of their regular broker-dealers as follows:

                         APPROXIMATE AGGREGATE
                           VALUE OF ISSUER'S
                        SECURITIES OWNED BY THE            NAME OF
FUND                      FUND AT 4/30/2002            BROKER OR DEALER
----                      -----------------            ----------------

Quality Income Fund             504,976           Morgan Stanley Dean Witter Co.
Quality Income Fund             265,539           Goldman Sachs Group, Inc.
Quality Income Fund             538,386           Lehman Brothers, Inc.
Large Cap Equity Fund           295,000           Lehman Brothers, Inc.
Large Cap Equity Fund           715,800           Morgan Stanley Dean Witter Co.
Mid Cap Equity Fund             703,360           Legg Mason, Inc

                         APPROXIMATE AGGREGATE
                           VALUE OF ISSUER'S
                        SECURITIES OWNED BY THE            NAME OF
FUND                      FUND AT 4/30/2002            BROKER OR DEALER
----                      -----------------            ----------------

Small Cap Equity Fund           185,960           Jeffries Group, Inc

PORTFOLIO TURNOVER

Changes may be made in the Funds' portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate for a Fund normally will not exceed 100% with the exception of the Quality Income Fund, the Government Income Fund, the Mid Cap Equity Fund and the Small Cap Equity Fund. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities.

                                    TAXATION

The Funds intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code".) To qualify as a regulated investment company, a Fund must for each taxable year (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies, or of any two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses.) In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be reportable by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The following Funds had capital loss carryforwards as of April 30, 2001, which are available to offset future capital gains, if any:

------------------------------------- --------------------- --------------------
                FUND                         AMOUNT               EXPIRES
------------------------------------- --------------------- --------------------
         RBC Large Cap Fund                  $1,206                 2009
------------------------------------- --------------------- --------------------
                                             $7,649                 2010
------------------------------------- --------------------- --------------------
         RBC Small Cap Fund                  $  116                 2010
------------------------------------- --------------------- --------------------
     RBC Government Income Fund              $  521                 2008
------------------------------------- --------------------- --------------------
                                             $1,408                 2009
------------------------------------- --------------------- --------------------

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses), if any, designated by a Fund as capital gain dividends will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40".) Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

Certain of the debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security, including a tax-exempt debt security, having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs".) In general, a foreign company is classified as a PFIC under the

Code if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 30.5% (30% for 2002 and 2003) ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates.) Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty.)

RBC NORTH CAROLINA TAX-FREE BOND FUND. The Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of the Fund, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income for purposes of the alternative minimum tax and the environmental tax under sections 55 and 59A. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

To the extent that the Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

Upon redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. The discussion above provides additional detail about the income tax consequences of disposing of Fund shares.

Deductions for interest expense incurred to acquire or carry shares of the Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund.) In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company (such as this Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

North Carolina law exempts from income taxation dividends received from a regulated investment company in proportion to the income of the regulated investment company that is attributable to interest on bonds or securities of the U.S. government or any agency or instrumentality thereof or on bonds of the State of North Carolina or any county, municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Fund, the Adviser and their affiliates, and the Fund's counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of RBC North Carolina Tax-Free Bond Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of the Fund should consult their tax advisers about the tax consequences to them of their investments in the Fund.

Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in RBC North Carolina Tax-Free Bond Fund may be affected. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the Funds.

                                OTHER INFORMATION

CAPITALIZATION

Prior to November 1, 2001, the Company was known as "Centura Funds, Inc." The Company is a Maryland corporation established under Articles of Incorporation dated March 1, 1994 and currently consists of six separately managed portfolios, each of which offers three classes of shares,. The capitalization of the Company consists solely of one billion fifty million (1,050,000,000) shares of common stock with a par value of $0.001 per share. The Board of Directors may establish additional Funds (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional Funds or classes will not alter the rights of the Company's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class.


VOTING RIGHTS

The Company is a diversified open end investment management company and under the Articles of Incorporation, the Company is not required to hold annual meetings of each Fund's shareholders to elect Directors or for other purposes. It is not anticipated that the Company will hold shareholders' meetings unless required by law or the Articles of Incorporation. In this regard, the Company will be required to hold a meeting to elect Directors to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Directors have been elected by the shareholders of the Company. In addition, the Articles of Incorporation provide that the holders of not less than a majority of the outstanding shares of the Company may remove persons serving as Director. The Directors are required to call a meeting for the purpose of considering the removal of a person serving as Director if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Company.

Each Fund may vote separately on matters affecting only that Fund, and each class of shares of each Fund may vote separately on matters affecting only that class or affecting that class differently from other classes.

The Company's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Directors, in which case the holders of the remaining shares would not be able to elect any Directors.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AGENT

RBC Centura Bank, 131 North Church Street, Rocky Mount, North Carolina 27802, acts as custodian of the Company's assets. For the fiscal year ended April 30, 2002, the custodian earned fees of $41,226, 35,422, 7,625, 10,061, 20,311 and
7,568 for the Mid Cap Equity Fund, Large Cap Equity Fund, Small Cap Equity Fund, Government Income Fund, Quality Income Fund and North Carolina Tax-Free Bond Fund, respectively. For the fiscal year ended April 30, 2001, the custodian earned fees of $35,713, $50,221, $8,026, $11,014, $19,134, and $9,055 for the
Mid Cap Equity Fund, Large Cap Equity Fund, Small Cap Equity Fund, Government Income Fund, Quality Income Fund and North Carolina Tax-Free Bond Fund, respectively. For the fiscal year ended April 30, 2000, the custodian earned fees of $34,503, $47,698, $20,649, $10,246, $8,714, and $10,354 for the Mid Cap
Equity Fund, Large Cap Equity Fund, Government Income Fund, North Carolina Tax-Free Bond Fund, Small Cap Equity Fund and Quality Income Fund, respectively. RBC Centura Bank has retained Bank of New York pursuant to a Sub-Custodian Agreement to perform custodial services on its behalf.

BISYS serves as the Company's transfer agent pursuant to a Transfer Agency Agreement.

Pursuant to a Fund Accounting Agreement, each Fund pays BISYS monthly for providing fund accounting services. For the fiscal year ended April 30, 2002 BISYS earned the following fund accounting service fees: $59,736 for the Mid Cap Equity Fund, $50,624 for the Large Cap Equity Fund, $38,160 for the Small Cap Equity Fund, $32,407 for the Government Income Fund, $40,647 for the Quality Income Fund, and $36,978 for the North Carolina Tax-Free Bond Fund. For the fiscal year ended April 30, 2001 BISYS earned the following fund accounting service fees: $50,720 for the Mid Cap Equity Fund, $66,746 for the Large Cap Equity Fund, $37,153 for the Small Cap Equity Fund, $31,812 for the Government Income Fund, $39,434 for the Quality Income Fund, and $36,567 for the North Carolina Tax-Free Bond Fund. For the fiscal year ended April 30, 2000 BISYS earned the following fund accounting service fees: $48,881 for the Mid Cap Equity Fund, $63,225 for the Large Cap Equity Fund, $36,540 for the Small Cap Equity Fund, $34,991 for the Government Income Fund, $37,439 for the North Carolina Tax-Free Bond Fund and, for the period May 11, 1999 through April 30, 2000, $36,153 for the Quality Income Fund.

YIELD AND PERFORMANCE INFORMATION

The Funds may, from time to time, include their yield, effective yield, tax equivalent yield and average annual total return in advertisements or reports to shareholders or prospective investors.

Quotations of yield for each class of shares of the Funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued with respect to that class during a period ("net investment income"), and will be computed by dividing net investment income for the class by the maximum offering price per share of that class on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b + 1)#6-1]/cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share of the class on the last day of the period; the # indicates that the following single character is an exponent.

The 30-day yield for the period ended April 30, 2001 was as follows: 4.31%, 3.62% and 5.47% for the Class I shares of the Government Income Fund and the North Carolina Tax-Free Bond Fund and Quality Income Fund, respectively.

Quotations of tax-equivalent yield for each class of shares of RBC North Carolina Tax-Free Bond Fund will be calculated according to the following formula:

                      TAX EQUIVALENT YIELD = (E) / l-p E =
                   tax-exempt yield p = stated income tax rate

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in each class of shares of a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                P (1 + T)#n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return for the class, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.) All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund and class-specific expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid; the # indicates that the following single character is an exponent. Quotations of yield and total return will reflect only the performance of a hypothetical investment in a class of shares of the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of the Fund's (and classes') expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

PERFORMANCE INFORMATION

                                              TOTAL RETURN SUMMARY
                                         THE RBC FUNDS (CLASS I SHARES)
                                           PERIOD ENDED APRIL 30, 2002

                                             AVERAGE ANNUAL RETURNS*

------------------------------------- -----------------------------------
     RBC LARGE CAP EQUITY FUND                     CLASS I
------------------------------------- -----------------------------------
  One Year Ended April 30, 2002 -                  -17.71%
        Return Before Taxes
------------------------------------- -----------------------------------
Return After Taxes on Distributions                -17.75%
------------------------------------- -----------------------------------
Return After Taxes on Distributions                -10.87%
      and Sale of Fund Shares
------------------------------------- -----------------------------------
    5 Year - Return Before Taxes                    4.24%
------------------------------------- -----------------------------------
Return After Taxes on Distributions                 2.74%
------------------------------------- -----------------------------------
Return After Taxes on Distributions                 3.26%
      and Sale of Fund Shares
------------------------------------- -----------------------------------
   10 Year - Return Before Taxes                    8.99%
------------------------------------- -----------------------------------
Return After Taxes on Distributions                  n/a
------------------------------------- -----------------------------------
Return After Taxes on Distributions                  n/a
      and Sale of Fund Shares
------------------------------------- -----------------------------------



------------------------------------- -----------------------------------
      RBC MID CAP EQUITY FUND                      CLASS I
------------------------------------- -----------------------------------
  One Year Ended April 30, 2002 -                   6.34%
        Return Before Taxes
------------------------------------- -----------------------------------
Return After Taxes on Distributions                 4.58%
------------------------------------- -----------------------------------
Return After Taxes on Distributions                 5.12%
      and Sale of Fund Shares
------------------------------------- -----------------------------------
    5 Year - Return Before Taxes                    15.42%
------------------------------------- -----------------------------------
Return After Taxes on Distributions                 10.36%
------------------------------------- -----------------------------------
Return After Taxes on Distributions                 11.15%
      and Sale of Fund Shares
------------------------------------- -----------------------------------
   10 Year - Return Before Taxes                    15.46%
------------------------------------- -----------------------------------
Return After Taxes on Distributions                  N/a*
------------------------------------- -----------------------------------

------------------------------------- -----------------------------------
Return After Taxes on Distributions                  N/a*
      and Sale of Fund Shares
------------------------------------- -----------------------------------


------------------------------------- -----------------------------------
     RBC SMALL CAP EQUITY FUND                     CLASS I
------------------------------------- -----------------------------------
  One Year Ended April 30, 2002 -                   8.36%
        Return Before Taxes
------------------------------------- -----------------------------------
Return After Taxes on Distributions                 8.04%
------------------------------------- -----------------------------------
Return After Taxes on Distributions                 5.38%
      and Sale of Fund Shares
------------------------------------- -----------------------------------
    5 Year - Return Before Taxes                    14.14%
------------------------------------- -----------------------------------
Return After Taxes on Distributions                  N/a*
------------------------------------- -----------------------------------
Return After Taxes on Distributions                  N/a*
      and Sale of Fund Shares
------------------------------------- -----------------------------------
 Inception (1/1/95) - Return Before                 14.73%
               Taxes
------------------------------------- -----------------------------------
Return After Taxes on Distributions                 12.59%
------------------------------------- -----------------------------------
Return After Taxes on Distributions                 11.51%
      and Sale of Fund Shares
------------------------------------- -----------------------------------

------------------------------------- -----------------------------------
     RBC GOVERNMENT INCOME FUND                    CLASS I
------------------------------------- -----------------------------------
  One Year Ended April 30, 2002 -                   6.55%
        Return Before Taxes
------------------------------------- -----------------------------------
Return After Taxes on Distributions                 4.43%
------------------------------------- -----------------------------------
Return After Taxes on Distributions                 3.97%
      and Sale of Fund Shares
------------------------------------- -----------------------------------
    5 Year - Return Before Taxes                    6.74%
------------------------------------- -----------------------------------
Return After Taxes on Distributions                 4.37%
------------------------------------- -----------------------------------
Return After Taxes on Distributions                 4.25%
      and Sale of Fund Shares
------------------------------------- -----------------------------------
   10 Year - Return Before Taxes                    6.16%
------------------------------------- -----------------------------------
Return After Taxes on Distributions                  N/a*
------------------------------------- -----------------------------------
Return After Taxes on Distributions                  N/a*
      and Sale of Fund Shares
------------------------------------- -----------------------------------

------------------------------------- -----------------------------------
  RBC NORTH CAROLINA TAX-FREE FUND                 CLASS I
------------------------------------- -----------------------------------
  One Year Ended April 30, 2002 -                   5.90%
        Return Before Taxes
------------------------------------- -----------------------------------

------------------------------------- -----------------------------------
Return After Taxes on Distributions                 5.67%
------------------------------------- -----------------------------------
Return After Taxes on Distributions                 5.33%
      and Sale of Fund Shares
------------------------------------- -----------------------------------
    5 Year - Return Before Taxes                    5.43%
------------------------------------- -----------------------------------
Return After Taxes on Distributions                 5.35%
------------------------------------- -----------------------------------
Return After Taxes on Distributions                 5.21%
      and Sale of Fund Shares
------------------------------------- -----------------------------------
   10 Year - Return Before Taxes                    5.24%
------------------------------------- -----------------------------------
Return After Taxes on Distributions                  N/a*
------------------------------------- -----------------------------------
Return After Taxes on Distributions                  N/a*
      and Sale of Fund Shares
------------------------------------- -----------------------------------

------------------------------------- -----------------------------------
RBC QUALITY INCOME FUND                          CLASS I
------------------------------------- -----------------------------------
One Year Ended April 30, 2002 -                    3.93%
     Return Before Taxes
------------------------------------- -----------------------------------
Return After Taxes on Distributions                1.54%
------------------------------------- -----------------------------------
Return After Taxes on Distributions                2.42%
    and Sale of Fund Shares
------------------------------------- -----------------------------------
Inception (6/1/00) - Return Before                 5.55%
             Taxes
------------------------------------- -----------------------------------
Return After Taxes on Distributions                3.12%
------------------------------------- -----------------------------------
Return After Taxes on Distributions                3.24%
     and Sale of Fund Shares
------------------------------------- -----------------------------------
* After-tax returns are not available and are therefore not required to be presented for periods prior to the time the Fund became a registered investment company.

The performance data quoted represents past performance and is not an indication of future results as yields fluctuate daily.

Centura Funds Distributor, Inc. is the Distributor for The RBC Group of Funds.

                     NOTES ABOUT THE PERFORMANCE INFORMATION

(a) BACKGROUND OF THE FUNDS

From 12/31/90 to 5/31/94 (conversion date), RBC Mid Cap Equity Fund and RBC Government Income Fund were bank collective trust funds maintained and managed by RBC Bank, and from 1/31/91 to 5/31/94

(conversion date), RBC North Carolina Tax-Free Bond Fund was a common trust fund maintained and managed by RBC Bank. From 12/31/90 to 9/30/96 (conversion date), RBC Large Cap Equity Fund was a common trust fund maintained and managed by RBC Bank. From 1/1/95 to 5/1/97 (conversion date), RBC Small Cap Equity Fund was a bank common trust fund maintained and managed by RBC Bank. Bank collective and common trust funds are not required to register as investment companies under the Investment Company Act of 1940. Accordingly, performance achieved by a Fund's predecessor collective or common trust fund reflects performance prior to the Fund's commencement of operations as a series of a registered investment company. The investment objectives, strategies and policies of each of these Funds prior to its conversion from the bank common or collective fund predecessor to a registered mutual fund were in all material respects equivalent to those of its successor registered mutual fund.

(b) HOW THE PERFORMANCE INFORMATION WAS CALCULATED

Investment performance for the Funds during their maintenance as common or collective trust funds has been calculated on a monthly basis utilizing the Bank Administration Institute's recommended time-weighted rate of return method to compute the investment performance reflected in the above Schedule. The performance figures assume the reinvestment of dividends and interest and include the cost of brokerage commissions. The investment performance excludes taxes an investor might have incurred as a result of taxable ordinary income and capital gains realized by the accounts. Bank common and collective trust funds are not subject to certain expenses normally incurred by a mutual fund, such as advisory, administrative, transfer and fund accounting agent and 12b-1 fees. Thus, the performance figures, for periods prior to conversion to registered funds have been adjusted, on a monthly basis, to reflect the impact of the higher contractual expense ratios for the registered funds at the time of the conversion.

It should be noted, however, that the bank-maintained common and collective trust funds are not subject to the same tax and regulatory requirements, including certain investment restrictions, applicable to registered mutual funds. These regulatory and tax requirements could have adversely affected the performance of the Funds' collective and common trust fund predecessors.

In connection with communicating its yields or total return to current or prospective unit holders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs or transaction costs.

Performance information for the Funds may be compared, in reports and promotional literature, to: (i) , Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper , Inc. a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund.

Other Indexes to which the Funds' performance may be compared may include:

- Standard & Poor's 500 Composite Stock Price Index - an index of market activity based on the aggregatE performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends. The Index thus reflects the total return of its portfolio, including changes in market prices as well as accrued income interest;

- The Russell 2000 Index - an index comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Index was developed with the base value of
135.00 as of December 31, 1986;

- Merrill Lynch Government, U.S. Treasury Short-Term Index - this index shows total return for alL outstanding U.S. Treasury securities maturing in from one to 2.99 years. Price, coupon and total return are reported using market weighted value including accrued interest; and

- Lehman Brothers Municipal Bond Index - a total return performance index of approximately 21,000 municipal bonds that meet certain criteria. Price, coupon, and total return are reported using market weighted value including accrued interest.

In addition to those indexes listed above, the following indexes to which the Funds' performance may be compared may include:

-Lehman Brothers Intermediate Government Index
-Lipper Short U.S. Treasury Funds Index
-Lipper Growth Index
-Lipper Equity Income Index
-S&P Mid-Cap 400 Index
-Valueline Index

When performance records are developed by the Funds, they may, from time to time, include the yield and total return for shares (including each class, as applicable) in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Funds are mandated by the SEC.

Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets.) Such fees will have the effect of reducing the yield and average annual total return of the Funds for those investors.

RBC North Carolina Tax-Free Bond Fund may also advertise its "taxable equivalent yield." Taxable equivalent yield is the yield that an investment, subject to regular federal and North Carolina personal income taxes, would need to earn in order to equal, on an after-tax basis, the yield on an investment exempt from such taxes (normally calculated assuming the maximum combined federal and North Carolina marginal tax rate.) A taxable equivalent yield quotation for the Fund will be higher than the yield quotations for the Fund.

The following table shows how to translate the yield of an investment that is exempt from regular federal and North Carolina personal income taxes into a taxable equivalent yield for the 2001 taxable year. The last five columns of the table show approximately how much a taxable investment would have to yield in order to generate an after-tax (regular federal and North Carolina personal income taxes) yield of 4%, 5%, 6%, 7% or 8%. For example, the table shows that a married taxpayer filing a joint return with taxable income of $80,000 would have to earn a yield of approximately 10.38% before regular federal and North Carolina personal income taxes in order to earn a 7% yield after such taxes.

                                2002 TAXABLE YEAR
                TAXABLE EQUIVALENT YIELD TABLE (1) -- FEDERAL AND
                      NORTH CAROLINA PERSONAL INCOME TAXES

                                                                    TO EQUAL HYPOTHETICAL TAX-FREE YIELD
                                                                    OF  4%, 5%, 6%, 7% OR 8%, A TAXABLE
                                                                     INVESTMENT WOULD HAVE TO YIELD
            TAXABLE INCOME ( 2)                          COMBINED             APPROXIMATELY
                                                         MARGINAL
SINGLE RETURN                  JOINT RETURN              RATE(3)    4%      5%      6%       7%     8%
up to $6,000                  up to $12,000               15.40%    4.73%  5.91%   7.09%   8.27%    9.46%
$6,001-$12,750                $12,001-$21,250             20.10%    5.01%  6.26%   7.51%   8.76%   10.01%
$12,751-$27,050               $21,251-$45,200             20.95%    5.06%  6.33%   7.59%   8.86%   10.12%
$27,051-$60,000               $45,201-$100,000            32.58%    5.93%  7.42%   8.90%  10.38%   11.87%
$60,001-$65,550               $100,001-$109,250           32.12%    5.98%  7.48%   8.97%  10.47%   11.96%
$65,551-$136,750              $109,251-$166,450           35.89%    6.24%  7.80%   9.36%  10.92%   12.48%
$136,751-$297,300             $166,451-$297,300           40.50%    6.72%  8.40%  10.08%  11.76%   13.45%
$297,301 and over             $297,301 and over           43.82%    7.12%  8.90%  10.68%  12.46%   14.24%

(1) The chart is presented for information purposes only. Tax equivalent yields are a useful tool in determining the desirability of a tax exempt investment; should not be regarded as determinative of the desirability of such an investment. In addition, this chart is based on a number of assumptions which may not apply in your case. You should, therefore, consult a competent tax adviser regarding tax equivalent yields in your situation.

(2) Assuming the federal alternative minimum tax is not applicable.

(3) The combined marginal rates were calculated using federal and North Carolina tax rate tables for the 2001 taxable year. The federal tax rate tables are indexed each year to reflect changes in the Consumer Price Index and to reflect changes due to the Economic Growth & Tax Relief Reconciliation Act of 2001. The combined federal and North Carolina personal income tax marginal rates assume the North Carolina personal income taxes are fully deductible for federal income tax purposes as an itemized deduction. However, the ability to deduct itemized deductions (including state income taxes) for federal income tax purposes is limited for those taxpayers whose federal adjusted gross income for 2000 exceeds $128,950 ($64,475 in the case of a married individual filing a separate return.) In addition, for federal income tax purposes the tax benefit of personal exemptions is phased out for taxpayers whose adjusted gross incomes exceed specified thresholds (for 2000, $128,950 in the case of single individuals and $193,400 in the case of married individuals filing a joint return.)

INDEPENDENT AUDITORS

Ernst & Young, LLP, 1100 Huntington Center, 41 South High Street, Columbus, Ohio 43215, has been selected by the Board of Directors effective November 1, 2001, to serve as the independent auditors for the Company for the fiscal year ending April 30, 2002. Ernst & Young, LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings.
Prior to August 15, 2001, the Funds' previous auditors served as the independent auditors for the Company for the fiscal year ended April 30, 2001.

COUNSEL

Dechert, Ten Post Office Square, Boston MA 02109, passes upon certain legal matters in connection with the shares offered by the Company and also acts as Counsel to the Company.

CODE OF ETHICS

The Trust, Adviser, and BISYS each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code.) There can be no assurance that the codes will be effective in preventing such activities.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Report of Independent Accountants and financial statements of the Funds included in their Annual Report for the periods ended April 30, 2002 (the "Annual Report") are incorporated herein by reference to such Report. Copies of such Annual Report are available without charge upon request by writing to RBC Funds, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8006 or telephoning (800) 442-3688.

The financial statements for the period ended April 30, 2002 in the Annual Report incorporated by reference into this Statement of Additional Information have been audited by Ernst & Young, LLP, independent auditors, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS SAI OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                    APPENDIX

                           DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S BOND RATINGS:

Excerpts from Moody's description of its bond ratings are listed as follows: Aaa -- judged to be the best quality and they carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards -- together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -- interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba -- judged to have speculative elements, their future cannot be considered as well assured; B -- generally lack characteristics of the desirable investment; Caa -- are of poor standing -- such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

Excerpts from S&P's description of its bond ratings are listed as follows: AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D -- interest or principal payments are in default.

S&P applies indicators "+" no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF SHORT-TERM MUNICIPAL OBLIGATIONS:

Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity. Ratings categories for securities in these groups are as follows: MIG 1/VMIG 1 - denotes best quality, there is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing; MIG 2/VMIG 2 - denotes high quality, margins of protection are ample although not as large as in the preceding group; MIG 3/VMIG 3 - denotes high quality, all security elements are accounted for but there is lacking the undeniable strength of the preceding grades; MIG 4/VMIG 4 - denotes adequate quality, protection commonly regarded as required of an investment security is present, but there is specific risk; SQ - denotes speculative quality, instruments in this category lack margins of protection.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

Excerpts from Moody's commercial paper ratings are listed as follows: PRIME-1 -- issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations; PRIME-2 -- issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations; PRIME-3 -- issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations; NOT PRIME -- issuers do not fall within any of the Prime categories.

DESCRIPTION OF S&P'S RATINGS FOR CORPORATE AND MUNICIPAL BONDS:

Investment grade ratings: AAA -- the highest rating assigned by S&P, capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A -- has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal -- whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative grade ratings: BB, B, CCC, CC, C -- debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal -- while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; CI --reserved for income bonds on which no interest is being paid; D -- in default, and payment of interest and/or repayment of principal is in arrears. Plus (+) OR minus (-) -- the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Description of S&P's rating for municipal notes and short-term municipal demand obligations:

Rating categories are as follows: SP-1 -- has a very strong or strong capacity to pay principal and interest -- those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation; SP-2 -- has a satisfactory capacity to pay principal and interest; SP-3 -- issues carrying this designation have a speculative capacity to pay principal and interest.

Description of S&P's Ratings For Short-Term Corporate Demand Obligations and Commercial Paper:

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 --the degree of safety regarding timely payment is strong -- those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation; A-2 -- capacity for timely payment is satisfactory -- however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 -- has adequate capacity for timely payment --however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B -- regarded as having only speculative capacity for timely payment.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

EXHIBIT DESCRIPTION


  (a)(1)--Articles of Incorporation of Registrant(1)
  (a)(2)--Articles Supplementary dated March 27, 1997(7)
  (a)(3)--Articles of Amendment dated October 21, 1996(6)
  (a)(4)--Form of Articles Supplementary dated January 29, 1997(6)
  (a)(5)--Form of Articles Supplementary dated January 28, 1998(9)
  (a)(6)--Form of Articles Supplementary(11)
  (a)(7)--Articles Supplementary dated May 5, 1999 - (12)

  (b)--ByLaws of Registrant (2)

  (c)--Not applicable

  (d)(1)--Form of Master Investment Advisory Contract(4)
  (d)(2)--Form of Investment Advisory Contract Supplement(7)
  (d)(3)--Form of Investment Advisory Contract Supplement Southeast Equity
          Fund(6)
  (d)(4)--Form of Investment Advisory Contract Supplement Money Market Fund(9)
  (d)(5)--Form of Investment Advisory Contract Supplement Quality Bond fund(10)
  (d)(6)--Form of Investment Advisory Contract Supplement(10)
  (d)(7)--Assumption Agreement - (14)

  (e)(1)--Form of Distribution Contract(6)
  (e)(2)--Form of Dealer and Selling Group Agreement(9)

  (f)--Not applicable


  (g)(1)--Form of Custody Agreement(7)
  (g)(2)--Custody Agreement between Centura Bank and Bank of New York - filed herewith


  (h)(1)(i)--Form of Administration Agreement(6)
  (h)(1)(ii)--Amendment to Administration Agreement - (12)
  (h)(2)(i)--Form of Transfer Agency Agreement(6)
  (h)(2)(ii)--Amendment to Transfer Agency Agreement - (12)

  (h)(2)(iii)--Amendment to Transfer Agency Agreement dated July 24, 2002 -
               filed herewith

  (h)(3)--Form of Sub-Transfer Agency Agreement(7)
  (h)(4)(i)--Form of Fund Accounting Agreement(6)
  (h)(4)(ii)--Amendment to Fund Accounting Agreement - (12)
  (h)(5)--Form of Services Agreement(7)
  (h)(6)--Form of Joint Marketing Agreement - (14)


  (i)--Opinion of Counsel - filed herewith

  (j)(1)--Consent of Independent Auditors - filed herewith

  (j)(2)--Powers of Attorney(8)
  (j)(3)--Powers of Attorney(14)

  (k)--Not Applicable

  (l)--Purchase Agreement(3)

  (m)(1)--Form of Master Distribution Plan(4)
  (m)(2)--Form of Distribution Plan Supplement(3)
  (m)(3)--Form of Distribution Plan Supplement - Southeast Equity Fund(6)
  (m)(4)--Form of Distribution Plan Supplement(9)
  (m)(5)--Form of Distribution Plan Supplement - Corporate Bond Fund(10)
  (m)(6)--Forms of Distribution Plan Supplements - Money Market Fund(11)
  (m)(7)--Form of Shareholders Services Plan(10)

    (m)(8)--Form of Shareholder Services Agreement(10)
    (m)(9)--Form of Mutual Fund Service Agreement with PFPC(13)
    (n)--Form of Amended Plan Pursuant to Rule 18f-3(9)

    (p)(1)--Code of Ethics of the Registrant(13)
    (p)(2)--Code of Ethics of the Distributor(13)

    (p)(3)--Code of Ethics of Glenwood Capital Agreement - filed herewith


----------------

    1. Filed as part of Post-Effective No. 4 to Registrant's Registration Statement on June 14, 1996.

    2. Filed as part of Registrant's initial Registration Statement on March 1, 1994.

    3. Filed as part of Post-Effective No. 2 to Registrant's Registration Statement on June 30, 1995.

    4. Filed as part of Post-Effective Amendment No. 1 to Registrant's Registration Statement on April 14, 1994.

    5. Filed as part of Post-Effective No. 1 to Registrant's Registration Statement on November 30, 1994.

    6. Filed as part of Post-Effective No. 6 to Registrant's Registration Statement on January 15, 1997.

    7. Filed as part of Post-Effective Amendment No. 7 to Registrant's Registration Statement on March 27, 1997 and incorporated by reference herein.

    8. Filed as part of Post-Effective No. 8 to Registrant's Registration statement on August 28, 1997 and incorporated by reference herein.

    9. Filed as part of Post-Effective Amendment No. 10 to Registrant's Registration Statement on February 13, 1998 and incorporated by reference herein.

    10. Filed as part of Post-Effective Amendment No. 12 to Registrant's Registration Statement on June 1, 1998 and incorporated by reference herein.


    11. Filed as part of Post-Effective Amendment No. 16 to Registrant's Registration Statement on February 8, 1999 and incorporated herein by reference.

    12. Filed as part of Post-Effective Amendment No. 19 to Registrant's Registration Statement and incorporated by reference herein.

    13. Filed as part of Post-Effective Amendment No. 21 to the Registrant's Registration Statement and incorporated herein by reference.

    14. Filed as part of Post-Effective Amendment No. 22 to the Registrant's Registration Statement and incorporated herein by reference.

24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None

25. INDEMNIFICATION

     Reference is made to Article VII of Registrant's Articles of Incorporation.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Investment Company Act of 1940 and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act of 1940 and will be governed by the final adjudication of such issues.

26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Glenwood Capital Management, Inc ("Glenwood") the investment adviser to RBC Funds, Inc., is a registered investment adviser. The business and other connections of Glenwood are set forth in the Uniform Application for Investment Adviser Registration ("Form ADV") of Glenwood as currently filed with the SEC which is incorporated by reference herein.

Glenwood

27. PRINCIPAL UNDERWRITERS

    (a) Centura Funds Distributor, Inc., 3435 Stelzer Road, Columbus, OH 43219 acts as distributor for no other registered investment company.

    (b) Officers and Directors


                                    PRINCIPAL POSITIONS          POSITIONS AND
NAME AND                               AND OFFICES               OFFICES WITH
BUSINESS ADDRESS                    WITH UNDERWRITER              REGISTRANT


Lynn J. Mangum                      Director                          None
150 Clove Road
Little Falls, NJ 07424

Kevin J. Dell                                                         None
150 Clove Road                      Secretary
Little Falls, NJ 07424

Walter B. Grimm*                    Supervising Principal             President

                                 PRINCIPAL POSITIONS               POSITIONS AND
NAME AND                            AND OFFICES                    OFFICES WITH
BUSINESS ADDRESS                 WITH UNDERWRITER                   REGISTRANT

Dennis Sheehan                   Director/Treasurer                    None
150 Clove Road
Little Falls, NJ 07424

William Tomko*                   President                             None

Edward S. Forman                 Assistant Secretary                   None
150 Clove Road
Little Falls, NJ 07424

Olusegun T. Lowal                Financial Operations Officer          None
150 Clove Road
Little Falls, NJ 07424

Charles Booth*                   Executive Representative
                                 Vice President
* 3435 Stelzer Road
  Columbus, Ohio 43219

      (c)  None


28.  LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, and the Rules thereunder will be kept by the Registrant at:

     (1) RBC Centura Bank, 131 North Church Street, Rocky Mount, North Carolina 27802 (records relating to its functions as Custodian); and

     (2) Glenwood Capital Management, Inc, 3201 Beechleaf Court, Suite 300, Raleigh, N.C. 27604 (records relating to its function as investment adviser); and

     (3) BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio (records relating to the administrator, fund accountant and transfer agency); and

     (4) Centura Funds Distributors, Inc. 3435 Stelzer Road, Columbus, OH 43219 (records relating to the Distributor).

29.  MANAGEMENT SERVICES

      Not applicable.


30.  UNDERTAKINGS

      (a) Not applicable.

      (b) Not applicable.

      (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest annual report and semi-annual report to shareholders upon request and without charge.

      (d) If requested to do so by holders of at least 10% of Registrant's outstanding shares, a meeting of shareholders will be called for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Columbus within the State of Ohio on the 30th day of August, 2002.



                               RBC FUNDS, INC.

                             By /s/ WALTER B. GRIMM

                           Walter B. Grimm, President



Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the 30th day of August, 2002.



/s/ Walter B. Grimm             President
--------------------------
    Walter B. Grimm

/s/ Nadeem Yousaf               Treasurer and Principal Financial Officer
--------------------------
    Nadeem Yousaf

/s/ Leslie H. Garner, Jr.*      Director and Chairman of the Board of Directors
--------------------------
    Leslie Garner

/s/ James H. Speed, Jr.*        Director
--------------------------
    James H. Speed, Jr.

/s/ J. Franklin Martin*         Director
--------------------------
    J. Franklin Martin


/s/ Lucy Hancock Bode*          Director
--------------------------
    Lucy Hancock Bode

/s/ R. William Shauman*
--------------------------      Director
    R. William Shauman

*By: /s/ Olivia Adler
--------------------------
     Olivia Adler
     Attorney-in-Fact

                                 EXHIBIT INDEX


Exhibit No.              Name of Exhibit
-----------              ---------------


      (g)(2)             Custody Agreement between Centura Bank and Bank of New
                         York

      (h)(2)(iii)        Amendment to Transfer Agency Agreement dated July 24,
                         2002


      (i)                Opinion of Counsel

      (j)(1)             Consent of Independent Auditors


      (p)(3)             Code of Ethics of Glenwood Capital Management